UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	27.40%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$105,845

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period. Shares of Charles Schwab, a financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 as well as positive investor expectations following the company’s $26 billion acquisition of TD Ameritrade in October 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Kinder Morgan Inc. and Amgen Inc. Shares of Regeneron Pharmaceuticals and Amgen, both drug development companies, fell as the U.S. approval of multiple vaccines against Covid-19 reduced both demand for alternative therapies for the virus and investor demand for pharmaceutical companies not pursuing vaccines. Shares of Kinder Morgan, an operator of pipelines and storage for the petroleum and natural gas industries, fell after industry data showed a larger-than-expected increase in U.S. crude oil inventories.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Microsoft Corp.	5.7
3.	Amazon.com, Inc.	5.1
4.	Loews Corp.	4.4
5.	Berkshire Hathaway, Inc., Class B	3.6
6.	Capital One Financial Corp.	3.5
7.	Bank of America Corp.	3.5
8.	AbbVie, Inc.	3.4
9.	Charles Schwab Corp. (The)	3.3
10.	UnitedHealth Group, Inc.	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Financials	20.8
Consumer Discretionary	14.1
Health Care	12.4
Materials	4.8
Communication Services	4.4
Real Estate	3.7
Energy	3.5
Industrials	3.4
Consumer Staples	1.7
Utilities	1.7
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		20.53%	16.75%	13.96%	13.62%
Without Sales Charge		27.22	23.23	15.20	14.27
CLASS C SHARES	July 29, 2011
With CDSC***		25.90	21.60	14.62	13.78
Without CDSC		26.90	22.60	14.62	13.78
CLASS I SHARES	July 29, 2011	27.40	23.52	15.49	14.56
CLASS R6 SHARES	October 1, 2018	27.52	23.84	15.61	14.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.56%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$36,404,904

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in General Dynamics Corp. and Home Depot Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of Home Depot, a home improvement and building materials retailer, underperformed the broader market during the period following a run-up in the share price in the first half of 2020 driven by consumer demand during at-home quarantines.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	2.6%
2.	BlackRock, Inc.	2.4
3.	Analog Devices, Inc.	2.3
4.	Johnson & Johnson	2.2
5.	Texas Instruments, Inc.	2.2
6.	PNC Financial Services Group, Inc. (The)	2.1
7.	Bank of America Corp.	2.1
8.	Bristol-Myers Squibb Co.	2.1
9.	CME Group, Inc.	2.1
10.	Medtronic plc	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Industrials	15.0
Health Care	14.2
Information Technology	10.2
Consumer Staples	10.1
Consumer Discretionary	7.5
Utilities	4.9
Communication Services	4.2
Energy	3.9
Materials	2.8
Real Estate	2.2
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		14.08%	(2.12)%	9.56%	10.78%
Without Sales Charge		20.41	3.31	10.75	11.38
CLASS C SHARES	November 4, 1997
With CDSC***		19.11	1.82	10.20	10.94
Without CDSC		20.11	2.82	10.20	10.94
CLASS I SHARES	July 2, 1987	20.56	3.62	11.03	11.66
CLASS R2 SHARES	February 28, 2011	20.23	3.06	10.46	11.10
CLASS R3 SHARES	September 9, 2016	20.37	3.33	10.75	11.38
CLASS R4 SHARES	September 9, 2016	20.57	3.62	11.03	11.66
CLASS R5 SHARES	February 28, 2011	20.70	3.77	11.22	11.86
CLASS R6 SHARES	January 31, 2012	20.71	3.88	11.32	11.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	16.44%
S&P 500 Index	22.16%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2020 (In Thousands)	$287,212

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2020. The Fund’s security selection and underweight position in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the industrials sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Jack Henry & Associates Inc. and Northrop Grumman Corp. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter and issued a lower-than-expected revenue forecast for its fiscal year. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Microsoft Corp. and Intel Corp., and its overweight position in Target Corp. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Target, a discount department store chain, rose amid two consecutive quarters of better-than-expected growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index)	3.4
3.	BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index)	3.1
4.	BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index)	3.0
5.	Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index)	2.9
6.	Accenture plc, Class A	1.6
7.	Microsoft Corp.	1.5
8.	Alphabet, Inc., Class A	1.5
9.	Honeywell International, Inc.	1.5
10.	Amazon.com, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Other****	16.0%
Information Technology	13.4
Consumer Staples	11.4
Health Care	11.0
Industrials	9.5
Financials	9.2
Communication Services	8.3
Consumer Discretionary	8.1
Utilities	7.3
Materials	2.5
Real Estate	2.3
Others (each less than 1.0%)	0.6
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
****	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		10.19%	0.12%	5.15%
Without Sales Charge		16.30	5.65	7.60
CLASS C SHARES	August 31, 2018
With CDSC***		15.10	4.20	7.06
Without CDSC		16.10	5.20	7.06
CLASS I SHARES	August 31, 2018	16.44	5.89	7.84
CLASS R5 SHARES	August 31, 2018	16.52	6.12	8.00
CLASS R6 SHARES	August 31, 2018	16.67	6.16	8.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.04%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$14,552,638

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in pharmaceutical/medical technology and media sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.9
3.	Amazon.com, Inc.	4.7
4.	S&P 500 Index 3/31/2021 at USD 3,550.00, European Style	2.2
5.	Alphabet, Inc., Class A	2.0
6.	Facebook, Inc., Class A	1.9
7.	Alphabet, Inc., Class C	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	Tesla, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Consumer Discretionary	12.7
Health Care	12.5
Communication Services	10.2
Financials	9.9
Industrials	7.4
Consumer Staples	5.3
Utilities	2.6
Materials	2.4
Put Options Purchased	2.2
Energy	2.2
Real Estate	1.6
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		4.13%	7.77%	8.20%	7.10%
Without Sales Charge		9.89	13.77	9.37	7.92
CLASS C SHARES	December 13, 2013
With CDSC***		8.62	12.22	8.83	7.39
Without CDSC		9.62	13.22	8.83	7.39
CLASS I SHARES	December 13, 2013	10.04	14.10	9.65	8.20
CLASS R5 SHARES	December 13, 2013	10.10	14.23	9.83	8.38
CLASS R6 SHARES	December 13, 2013	10.15	14.34	9.91	8.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.15%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$249,822

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the communication services and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in eBay Inc. and Electronic Arts Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed the broader market following a run-up in its stock price early in the period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Qualcomm Inc. and Lam Research Corp., and its underweight position in AT&T Inc. Shares of Qualcomm, a provider of wireless device technology, rose amid increased demand for the company’s products with the implementation of 5G networks. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Verizon Communications, Inc.	2.6%
2.	Bank of America Corp.	2.4
3.	Medtronic plc	2.4
4.	Citigroup, Inc.	2.2
5.	Anthem, Inc.	1.9
6.	AbbVie, Inc.	1.8
7.	CSX Corp.	1.7
8.	Altria Group, Inc.	1.6
9.	Alphabet, Inc., Class C	1.6
10.	Berkshire Hathaway, Inc., Class B	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Health Care	14.3
Industrials	12.8
Information Technology	10.5
Communication Services	9.7
Consumer Staples	7.3
Consumer Discretionary	7.3
Utilities	5.1
Materials	5.1
Energy	4.5
Real Estate	3.5
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.70%	(4.00)%	7.04%	8.97%
Without Sales Charge		21.04	1.32	8.20	9.56
CLASS C SHARES	February 19, 2005
With CDSC***		19.70	(0.19)	7.66	9.13
Without CDSC		20.70	0.81	7.66	9.13
CLASS I SHARES	February 28, 2003	21.15	1.54	8.42	9.76
CLASS R2 SHARES	November 3, 2008	20.83	1.04	7.91	9.27
CLASS R5 SHARES	May 15, 2006	21.23	1.71	8.61	9.96
CLASS R6 SHARES	November 30, 2010	21.35	1.81	8.70	10.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.63%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$32,290,926

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and Microsoft Corp., and its out-of-Benchmark position in Snap Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Microsoft, a technology conglomerate, rose amid general investor demand for the largest cap stocks as well as the company’s better-than-expected earnings and revenue for its fiscal first quarter. Shares of Snap, an online camera platform and social media provider, rose after the company reported better-than-expected earnings, revenue and user growth for the third quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceutical Inc. and DexCom Inc., and its underweight position in Apple Inc. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against Covid-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in the first half of 2020. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	4.7
3.	Amazon.com, Inc.	4.6
4.	Tesla, Inc.	4.6
5.	PayPal Holdings, Inc.	3.6
6.	Facebook, Inc., Class A	3.0
7.	Snap, Inc., Class A	2.3
8.	Chipotle Mexican Grill, Inc.	2.1
9.	QUALCOMM, Inc.	1.9
10.	Seagen, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.1%
Consumer Discretionary	19.9
Communication Services	12.4
Health Care	12.1
Financials	6.0
Industrials	4.6
Consumer Staples	2.9
Materials	1.8
Real Estate	0.7
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		22.66%	47.47%	22.49%	17.44%
Without Sales Charge		29.45	55.62	23.82	18.08
CLASS C SHARES	November 4, 1997
With CDSC***		28.15	53.90	23.20	17.61
Without CDSC		29.15	54.90	23.20	17.61
CLASS I SHARES	February 28, 1992	29.63	56.04	24.09	18.31
CLASS R2 SHARES	November 3, 2008	29.30	55.24	23.50	17.78
CLASS R3 SHARES	September 9, 2016	29.45	55.62	23.78	18.05
CLASS R4 SHARES	September 9, 2016	29.63	56.01	24.08	18.31
CLASS R5 SHARES	April 14, 2009	29.72	56.28	24.29	18.53
CLASS R6 SHARES	November 30, 2010	29.77	56.42	24.42	18.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	33.65%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,702,750

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the financials sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., ON Semiconductor Corp. and General Motors Co. Shares of U.S. Foods Holding, a foodservice distributor, rose during the period after the company reported a narrower-than-expected loss for the second quarter of 2020 and amid investor appetite for shares of select companies that were sold off in the first half of the year. Shares of ON Semiconductor, a semiconductor manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2020 and raised its earnings forecast for the fourth quarter of 2020. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for sales growth in 2021 due to the potential reopening of the economy.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FMC Corp. and Wells Fargo & Co.

Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FMC, a diversified chemicals manufacturer, underperformed the broader market during the period after a run-up in the share price during the first half of the year. Shares of Wells Fargo, a banking and financial services company, underperformed the broader market after it reported lower-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	US Foods Holding Corp.	3.9%
2.	Citigroup, Inc.	3.8
3.	Comcast Corp., Class A	3.6
4.	Wells Fargo & Co.	3.5
5.	General Motors Co.	3.1
6.	Cigna Corp.	2.7
7.	ON Semiconductor Corp.	2.6
8.	Bank of America Corp.	2.5
9.	Lamb Weston Holdings, Inc.	2.3
10.	Freeport-McMoRan, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.4%
Industrials	14.6
Health Care	13.3
Consumer Discretionary	11.9
Materials	9.9
Information Technology	7.3
Consumer Staples	7.1
Energy	5 .9
Real Estate	5.2
Communication Services	4.2
Utilities	0.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		26.54%	4.46%	9.98%	10.45%
Without Sales Charge		33.51	10.26	11.16	11.04
CLASS C SHARES	March 22, 1999
With CDSC***		32.13	8.73	10.60	10.59
Without CDSC		33.13	9.73	10.60	10.59
CLASS I SHARES	March 1, 1991	33.65	10.56	11.40	11.24
CLASS R2 SHARES	November 3, 2008	33.25	9.96	10.86	10.74
CLASS R3 SHARES	October 1, 2018	33.51	10.28	11.17	11.05
CLASS R4 SHARES	October 1, 2018	33.68	10.59	11.41	11.25
CLASS R5 SHARES	May 15, 2006	33.79	10.75	11.58	11.45
CLASS R6 SHARES	November 30, 2010	33.86	10.81	11.68	11.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	24.60%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$18,666,776

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and the media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. and its underweight position in Intel Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. and its underweight position in Walt Disney Co. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader markets following a run-up in the stock price early in the period. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc.	5.1
4.	Alphabet, Inc., Class A	4.8
5.	Mastercard, Inc., Class A	4.5
6.	Eaton Corp. plc	2.9
7.	Norfolk Southern Corp.	2.9
8.	NextEra Energy, Inc.	2.6
9.	Truist Financial Corp.	2.6
10.	Coca-Cola Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	13.4
Health Care	11.6
Financials	10.3
Industrials	8.8
Communication Services	8.3
Utilities	4.9
Consumer Staples	4.5
Materials	3.1
Real Estate	2.4
Others (each less than 1.0%)	0.4
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		17.78%	19.45%	14.55%	13.33%
Without Sales Charge		24.31	26.08	15.78	13.95
CLASS C SHARES	September 10, 2001
With CDSC***		23.04	24.45	15.19	13.49
Without CDSC		24.04	25.45	15.19	13.49
CLASS I SHARES	September 10, 2001	24.56	26.41	16.04	14.19
CLASS L SHARES	September 17, 1993	24.60	26.54	16.21	14.35
CLASS R2 SHARES	November 3, 2008	24.17	25.79	15.47	13.66
CLASS R3 SHARES	September 9, 2016	24.41	26.11	15.77	13.94
CLASS R4 SHARES	September 9, 2016	24.53	26.46	16.04	14.19
CLASS R5 SHARES	May 15, 2006	24.58	26.61	16.23	14.39
CLASS R6 SHARES	November 30, 2010	24.72	26.74	16.33	14.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.24%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$1,287,423

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials sector and its underweight position in the utilities sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in eBay Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported lower-than-expected revenue for the third quarter of 2020. Shares of VMware, a provider of cloud-based software, fell after a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lam Research Inc. and HubSpot Inc. and its underweight position in Home Depot Inc. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of HubSpot, a provider of a cloud-based marketing and customer service platform for businesses, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and raised its earnings forecast for the fourth quarter and full year 2020. Shares of Home Depot, a home improvement retail chain not held in the Fund, underperformed the broader market following a run-up in the stock price in the first half of 2020.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.9%
2.	Microsoft Corp.	8.3
3.	Amazon.com, Inc.	6.5
4.	Facebook, Inc., Class A	4.0
5.	Mastercard, Inc., Class A	3.4
6.	Tesla, Inc.	2.7
7.	AbbVie, Inc.	2.3
8.	Adobe, Inc.	2.2
9.	Lam Research Corp.	2.2
10.	Alphabet, Inc., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	45.4%
Consumer Discretionary	15.1
Health Care	13.8
Communication Services	11.1
Industrials	4.3
Consumer Staples	3.5
Real Estate	1.4
Financials	1.3
Materials	1.1
Energy	0.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.72%	20.73%	15.73%	14.42%
Without Sales Charge		21.07	27.43	16.99	15.04
CLASS C SHARES	February 19, 2005
With CDSC***		19.76	25.80	16.41	14.59
Without CDSC		20.76	26.80	16.41	14.59
CLASS I SHARES	February 28, 2003	21.24	27.78	17.28	15.33
CLASS R2 SHARES	November 3, 2008	20.92	27.13	16.70	14.76
CLASS R5 SHARES	May 15, 2006	21.33	27.96	17.48	15.55
CLASS R6 SHARES	November 2, 2015	21.39	28.10	17.58	15.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	24.41%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$3,032,269

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in both the semiconductors & hardware sector and the telecommunications sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Intel Corp. and Cisco Systems Inc., and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020, and amid investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast.

Leading individual detractors from relative performance included the Fund’s short position in Walt Disney Co. and its long positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment. Shares of Northrop Grumman, an aerospace and defense manufacturer, fell amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader market following a run-up in the stock price early in the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 126% to 26%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.2%
2.	Amazon.com, Inc.	4.7
3.	Apple, Inc.	4.0
4.	Alphabet, Inc., Class A	2.5
5.	Mastercard, Inc., Class A	2.3
6.	NXP Semiconductors NV (Netherlands)	1.8
7.	Analog Devices, Inc.	1.7
8.	Facebook, Inc., Class A	1.6
9.	PayPal Holdings, Inc.	1.6
10.	Norfolk Southern Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	ViacomCBS, Inc.	2.9%
2.	Take-Two Interactive Software, Inc.	2.6
3.	Spotify Technology SA	2.4
4.	General Electric Co.	2.2
5.	Clorox Co. (The)	2.1
6.	Kroger Co. (The)	2.0
7.	Enbridge, Inc. (Canada)	2.0
8.	Acuity Brands, Inc.	1.8
9.	Walgreens Boots Alliance, Inc.	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	28.6%
Consumer Discretionary	13.3
Health Care	12.4
Industrials	11.0
Communication Services	10.3
Financials	7.3
Consumer Staples	4.1
Materials	3.7
Real Estate	3.1
Energy	3.1
Utilities	2.7
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	15.9%
Information Technology	15.8
Communication Services	14.7
Consumer Staples	9.2
Health Care	8.4
Energy	8.0
Financials	6.7
Materials	6.5
Real Estate	6.3
Consumer Discretionary	5.0
Utilities	3.5

*	Percentages indicated are based on total long investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		17.70%	19.22%	13.65%	12.74%
Without Sales Charge		24.22	25.80	14.88	13.35
CLASS C SHARES	November 1, 2005
With CDSC***		22.92	24.19	14.31	12.90
Without CDSC		23.92	25.19	14.31	12.90
CLASS I SHARES	November 1, 2005	24.41	26.17	15.17	13.64
CLASS R2 SHARES	November 3, 2008	23.99	25.37	14.53	13.03
CLASS R5 SHARES	May 15, 2006	24.41	26.21	15.29	13.81
CLASS R6 SHARES	November 1, 2017	24.48	26.33	15.36	13.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.76%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$4,928,062

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2020. The Fund’s security selection in the telecommunications and technology sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.0%
2.	Microsoft Corp.	6.3
3.	Amazon.com, Inc.	5.0
4.	Alphabet, Inc., Class A	2.1
5.	Facebook, Inc., Class A	2.0
6.	Alphabet, Inc., Class C	1.7
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	Tesla, Inc.	1.6
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.2%
Consumer Discretionary	13.5
Health Care	13.3
Communication Services	10.8
Financials	10.6
Industrials	7.9
Consumer Staples	5.7
Utilities	2.8
Materials	2.6
Energy	2.3
Real Estate	1.7
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020 The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		16.20%	14.03%	13.29%	12.64%
Without Sales Charge		22.64	20.37	14.51	13.25
CLASS I SHARES	September 10, 2001	22.76	20.67	14.79	13.53
CLASS R6 SHARES	March 24, 2003	22.85	20.78	14.94	13.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.68%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$75,330

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Cisco Systems Inc. and Home Depot Inc. Shares of Apple, an information technology conglomerate not held by the Fund, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020 as well as investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Home Depot, a home improvement retail chain, underperformed the broader market following a run-up in the stock price in the first half of 2020.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Walt Disney Co., Aptiv PLC and Deere & Co. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Share of Aptiv, an automotive components manufacturer based in Ireland, rose amid investor expectations that the company would benefit from increased government support for the development of electric vehicles in the U.S. and Europe. Shares of Deere, a manufacturer of farming and industrials vehicles and equipment, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter and issued an upbeat earnings forecast.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	8.2%
2.	Walt Disney Co. (The)	4.5
3.	Mastercard, Inc., Class A	3.7
4.	Verizon Communications, Inc.	3.1
5.	Citigroup, Inc.	2.9
6.	Texas Instruments, Inc.	2.8
7.	Home Depot, Inc. (The)	2.6
8.	Procter & Gamble Co. (The)	2.5
9.	Lam Research Corp.	2.4
10.	Bank of America Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.9%
Health Care	13.9
Industrials	11.0
Financials	11.0
Communication Services	9.6
Consumer Discretionary	9.2
Consumer Staples	4.6
Real Estate	4.2
Utilities	1.8
Materials	1.6
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.21%	13.16%	13.07%	12.90%
Without Sales Charge		20.55	19.43	14.30	13.51
CLASS C SHARES	February 19, 2005
With CDSC***		19.23	17.84	13.73	13.05
Without CDSC		20.23	18.84	13.73	13.05
CLASS I SHARES	February 28, 2003	20.68	19.74	14.59	13.79
CLASS R6 SHARES	September 30, 2020	20.70	19.76	14.59	13.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.00%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,118,969

INVESTMENT OBJECTIVE**

The U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position and security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp., AutoZone Inc. and General Dynamics Corp. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BlackRock, Inc.	2.5%
2.	Citigroup, Inc.	2.2
3.	Wells Fargo & Co.	2.0
4.	Berkshire Hathaway, Inc., Class B	2.0
5.	Bank of America Corp.	2.0
6.	Comcast Corp., Class A	2.0
7.	Alphabet, Inc., Class C	1.9
8.	Texas Instruments, Inc.	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Analog Devices, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Health Care	14.4
Industrials	14.1
Information Technology	9.3
Consumer Discretionary	8.9
Communication Services	6.3
Consumer Staples	5.1
Energy	4.0
Utilities	3.7
Materials	3.5
Real Estate	1.1
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		15.59%	(1.18)%	9.40%	10.85%
Without Sales Charge		22.00	4.29	10.59	11.44
CLASS C SHARES	January 2, 1998
With CDSC***		20.68	2.76	10.04	11.00
Without CDSC		21.68	3.76	10.04	11.00
CLASS I SHARES	January 25, 1996	22.14	4.54	10.86	11.73
CLASS R2 SHARES	November 2, 2015	21.82	4.01	10.31	11.30
CLASS R3 SHARES	July 31, 2017	22.01	4.29	10.60	11.45
CLASS R4 SHARES	July 31, 2017	22.16	4.54	10.86	11.73
CLASS R5 SHARES	November 2, 2015	22.24	4.70	11.05	11.83
CLASS R6 SHARES	November 2, 2015	22.31	4.80	11.14	11.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 1.6%

Raytheon Technologies Corp.	24	1,718

Automobiles — 2.1%

Tesla, Inc. *	3	2,257

Banks — 3.4%

Bank of America Corp.	121	3,658

Biotechnology — 6.4%

AbbVie, Inc.	33	3,550

Amgen, Inc.	9	1,998

Regeneron Pharmaceuticals, Inc. *	2	1,190

		6,738

Capital Markets — 5.8%

Charles Schwab Corp. (The)	67	3,531

S&P Global, Inc.	4	1,344

T. Rowe Price Group, Inc.	8	1,284

		6,159

Construction Materials — 2.5%

Martin Marietta Materials, Inc.	9	2,618

Consumer Finance — 3.5%

Capital One Financial Corp.	38	3,735

Containers & Packaging — 2.4%

Ball Corp.	10	977

Packaging Corp. of America	11	1,523

		2,500

Diversified Financial Services — 3.6%

Berkshire Hathaway, Inc., Class B *	17	3,856

Electric Utilities — 1.7%

Xcel Energy, Inc.	27	1,769

Electronic Equipment, Instruments & Components — 1.5%

Zebra Technologies Corp., Class A *	4	1,552

Equity Real Estate Investment Trusts (REITs) — 3.7%

Federal Realty Investment Trust	20	1,668

Public Storage	10	2,218

		3,886

Health Care Equipment & Supplies — 3.0%

DexCom, Inc. *	3	1,195

Intuitive Surgical, Inc. *	2	1,951

		3,146

Health Care Providers & Services — 3.1%

UnitedHealth Group, Inc.	9	3,247

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.7%

Procter & Gamble Co. (The)	13	1,784

Insurance — 4.3%

Loews Corp.	102	4,610

Interactive Media & Services — 2.7%

Alphabet, Inc., Class C *	2	2,873

Internet & Direct Marketing Retail — 6.5%

Amazon.com, Inc. *	2	5,381

Booking Holdings, Inc. *	1	1,461

		6,842

IT Services — 6.6%

Global Payments, Inc.	7	1,583

Mastercard, Inc., Class A	8	2,966

PayPal Holdings, Inc. *	10	2,416

		6,965

Machinery — 1.8%

Stanley Black & Decker, Inc.	11	1,907

Media — 1.7%

DISH Network Corp., Class A *	57	1,835

Oil, Gas & Consumable Fuels — 3.5%

Kinder Morgan, Inc.	141	1,930

Marathon Petroleum Corp.	44	1,826

		3,756

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	23	2,093

QUALCOMM, Inc.	20	2,990

		5,083

Software — 7.7%

Microsoft Corp.	27	5,985

Synopsys, Inc. *	8	2,155

		8,140

Specialty Retail — 5.5%

AutoZone, Inc. *	3	2,975

Home Depot, Inc. (The)	11	2,878

		5,853

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	46	6,123

Total Common Stocks (Cost $61,259)		102,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $3,350)	3,348	3,350

Total Investments — 100.1% (Cost $64,609)		105,960
Liabilities in Excess of Other Assets — (0.1)%		(115)

NET ASSETS — 100.0%		105,845

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 3.6%

General Dynamics Corp.	3,025	450,235

Northrop Grumman Corp.	884	269,285

Raytheon Technologies Corp.	8,399	600,586

		1,320,106

Banks — 6.9%

Bank of America Corp.	25,389	769,555

Citigroup, Inc.	4,250	262,045

PNC Financial Services Group, Inc. (The)	5,193	773,701

Truist Financial Corp.	7,405	354,901

US Bancorp	7,881	367,159

		2,527,361

Beverages — 2.1%

Coca-Cola Co. (The)	5,980	327,938

PepsiCo, Inc.	2,982	442,202

		770,140

Biotechnology — 0.5%

Amgen, Inc.	846	194,522

Building Products — 0.6%

Trane Technologies plc	1,369	198,730

Capital Markets — 8.6%

BlackRock, Inc.	1,224	883,371

Charles Schwab Corp. (The)	7,144	378,923

CME Group, Inc.	4,102	746,705

Morgan Stanley	9,038	619,386

Northern Trust Corp.	1,769	164,799

T. Rowe Price Group, Inc.	2,273	344,133

		3,137,317

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,682	459,546

PPG Industries, Inc.	3,983	574,375

		1,033,921

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,061	294,736

Consumer Finance — 2.0%

American Express Co.	4,498	543,849

Capital One Financial Corp.	1,830	180,901

		724,750

Diversified Telecommunication Services — 1.6%

Verizon Communications, Inc.	9,820	576,945

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Entergy Corp.	1,800	179,665

NextEra Energy, Inc.	8,882	685,221

Xcel Energy, Inc.	5,897	393,142

		1,258,028

Electrical Equipment — 1.7%

Eaton Corp. plc	5,207	625,556

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	723	128,908

AvalonBay Communities, Inc.	1,317	211,345

Boston Properties, Inc.	991	93,635

Prologis, Inc.	1,545	154,005

Realty Income Corp.	916	56,938

Ventas, Inc.	2,159	105,890

Vornado Realty Trust	964	36,005

		786,726

Food & Staples Retailing — 2.8%

Sysco Corp.	7,204	534,950

Walmart, Inc.	3,322	478,880

		1,013,830

Food Products — 1.5%

Mondelez International, Inc., Class A	9,130	533,805

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	699	76,531

Becton Dickinson and Co.	1,376	344,406

Medtronic plc	6,072	711,287

		1,132,224

Health Care Providers & Services — 3.6%

AmerisourceBergen Corp.	3,002	293,475

CVS Health Corp.	4,642	317,057

UnitedHealth Group, Inc.	2,014	706,398

		1,316,930

Hotels, Restaurants & Leisure — 2.2%

McDonald’s Corp.	2,455	526,758

Starbucks Corp.	2,587	276,771

		803,529

Household Products — 1.1%

Procter & Gamble Co. (The)	2,867	398,908

Industrial Conglomerates — 0.8%

Honeywell International, Inc.	1,434	304,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.5%

Arthur J Gallagher & Co.	2,301	284,599

Chubb Ltd.	2,574	396,130

Hartford Financial Services Group, Inc. (The)	5,625	275,531

Marsh & McLennan Cos., Inc.	1,039	121,542

MetLife, Inc.	5,912	277,591

Progressive Corp. (The)	2,874	284,192

		1,639,585

IT Services — 3.5%

Accenture plc, Class A	910	237,719

Automatic Data Processing, Inc.	1,733	305,322

Fidelity National Information Services, Inc.	3,096	438,029

International Business Machines Corp.	2,420	304,630

		1,285,700

Leisure Products — 0.8%

Hasbro, Inc.	2,981	278,834

Machinery — 6.0%

Deere & Co.	1,665	447,871

Dover Corp.	5,500	694,330

Otis Worldwide Corp.	1,470	99,289

Parker-Hannifin Corp.	2,258	614,967

Stanley Black & Decker, Inc.	1,753	312,998

		2,169,455

Media — 2.6%

Comcast Corp., Class A	18,083	947,575

Multi-Utilities — 1.4%

CMS Energy Corp.	4,947	301,789

Public Service Enterprise Group, Inc.	3,654	213,018

		514,807

Oil, Gas & Consumable Fuels — 3.9%

Chevron Corp.	5,887	497,119

ConocoPhillips	14,369	574,632

EOG Resources, Inc.	4,741	236,428

Valero Energy Corp.	2,025	114,572

		1,422,751

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	12,394	768,807

Eli Lilly and Co.	2,783	469,899

Johnson & Johnson	5,061	796,479

Merck & Co., Inc.	3,411	278,991

Pfizer, Inc.	5,794	213,294

		2,527,470

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,218	526,920

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	5,613	829,160

Texas Instruments, Inc.	4,792	786,479

		1,615,639

Software — 1.5%

Microsoft Corp.	2,384	530,172

Specialty Retail — 3.9%

Best Buy Co., Inc.	3,530	352,213

Home Depot, Inc. (The)	2,340	621,553

TJX Cos., Inc. (The)	6,684	456,440

		1,430,206

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	2,079	275,889

Textiles, Apparel & Luxury Goods — 0.6%

VF Corp.	2,425	207,121

Tobacco — 2.6%

Altria Group, Inc.	6,392	262,087

Philip Morris International, Inc.	8,457	700,129

		962,216

Total Common Stocks (Cost $26,001,247)		35,287,402

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $1,067,536)	1,067,055	1,067,589

Total Investments — 99.9% (Cost $27,068,783)		36,354,991
Other Assets Less Liabilities — 0.1%		49,913

NET ASSETS — 100.0%		36,404,904

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.4%

Aerospace & Defense — 0.9%

Northrop Grumman Corp.	9	2,709

Air Freight & Logistics — 0.6%

United Parcel Service, Inc., Class B	9	1,575

Banks — 0.5%

US Bancorp	29	1,368

Beverages — 2.8%

Coca-Cola Co. (The)	55	2,993

Constellation Brands, Inc., Class A	6	1,335

PepsiCo, Inc.	25	3,712

		8,040

Biotechnology — 3.1%

AbbVie, Inc.	37	3,923

Alexion Pharmaceuticals, Inc. *	17	2,647

Regeneron Pharmaceuticals, Inc. *	2	1,202

Vertex Pharmaceuticals, Inc. *	5	1,217

		8,989

Building Products — 1.3%

Trane Technologies plc	25	3,589

Capital Markets — 2.6%

BlackRock, Inc.	3	1,886

Intercontinental Exchange, Inc.	34	3,894

S&P Global, Inc.	5	1,667

		7,447

Chemicals — 1.5%

Linde plc (United Kingdom)	13	3,509

PPG Industries, Inc.	6	823

		4,332

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	14	1,707

Containers & Packaging — 1.0%

Silgan Holdings, Inc.	78	2,877

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B *	15	3,554

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	52	3,057

Electric Utilities — 2.6%

NextEra Energy, Inc.	52	4,037

Xcel Energy, Inc.	51	3,426

		7,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 0.7%

Eaton Corp. plc	17	2,053

Entertainment — 0.9%

Netflix, Inc. *	5	2,581

Equity Real Estate Investment Trusts (REITs) — 2.3%

Equinix, Inc.	3	2,260

Prologis, Inc.	18	1,754

Public Storage	6	1,366

Sun Communities, Inc.	8	1,166

		6,546

Food & Staples Retailing — 2.4%

Costco Wholesale Corp.	10	3,755

Kroger Co. (The)	30	949

Walmart, Inc.	14	2,069

		6,773

Food Products — 2.5%

Conagra Brands, Inc.	34	1,220

General Mills, Inc.	20	1,167

Hershey Co. (The)	8	1,157

Mondelez International, Inc., Class A	63	3,676

		7,220

Health Care Equipment & Supplies — 0.5%

Medtronic plc	13	1,546

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	4	1,470

Hotels, Restaurants & Leisure — 0.3%

McDonald’s Corp.	4	829

Household Products — 2.3%

Kimberly-Clark Corp.	22	2,909

Procter & Gamble Co. (The)	27	3,758

		6,667

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	20	4,199

Insurance — 4.7%

Allstate Corp. (The)	34	3,696

Chubb Ltd.	21	3,201

Marsh & McLennan Cos., Inc.	20	2,333

Progressive Corp. (The)	39	3,874

RenaissanceRe Holdings Ltd. (Bermuda)	3	510

		13,614

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	4,266

Facebook, Inc., Class A *	8	2,171

		6,437

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	4,156

IT Services — 7.0%

Accenture plc, Class A	17	4,514

Automatic Data Processing, Inc.	5	825

Booz Allen Hamilton Holding Corp.	34	2,955

Leidos Holdings, Inc.	32	3,312

Mastercard, Inc., Class A	11	3,896

PayPal Holdings, Inc. *	8	1,788

Visa, Inc., Class A	12	2,686

		19,976

Life Sciences Tools & Services — 1.6%

PerkinElmer, Inc.	9	1,258

Thermo Fisher Scientific, Inc.	7	3,430

		4,688

Machinery — 1.6%

Cummins, Inc.	7	1,652

Deere & Co.	4	951

PACCAR, Inc.	24	2,073

		4,676

Media — 2.6%

Charter Communications, Inc., Class A *	6	3,981

Comcast Corp., Class A	69	3,619

		7,600

Multiline Retail — 2.3%

Dollar General Corp.	5	1,137

Dollar Tree, Inc. *	11	1,232

Target Corp.	23	4,124

		6,493

Multi-Utilities — 4.6%

Ameren Corp.	43	3,336

CMS Energy Corp.	52	3,166

Public Service Enterprise Group, Inc.	62	3,594

Sempra Energy	18	2,309

WEC Energy Group, Inc.	10	921

		13,326

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.4%

TC Energy Corp. (Canada)	28	1,149

Pharmaceuticals — 5.1%

Bristol-Myers Squibb Co.	57	3,530

Eli Lilly and Co.	24	4,049

Johnson & Johnson	22	3,475

Merck & Co., Inc.	43	3,486

		14,540

Road & Rail — 2.3%

Norfolk Southern Corp.	9	2,174

Old Dominion Freight Line, Inc.	17	3,327

Union Pacific Corp.	5	1,017

		6,518

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	17	2,537

Software — 3.6%

Intuit, Inc.	11	4,047

Microsoft Corp.	19	4,291

salesforce.com, Inc. *	9	2,044

		10,382

Specialty Retail — 3.1%

AutoZone, Inc. *	3	3,758

Home Depot, Inc. (The)	8	1,997

Lowe’s Cos., Inc.	11	1,699

TJX Cos., Inc. (The)	22	1,531

		8,985

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	29	3,830

Seagate Technology plc	21	1,275

		5,105

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	17	2,407

Tobacco — 1.3%

Altria Group, Inc.	40	1,623

Philip Morris International, Inc.	26	2,135

		3,758

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	28	3,767

Total Common Stocks (Cost $199,065)		236,705

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index) (a)	2	8,218

BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index) (a)	2	8,517

BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index) (a)	2	8,785

Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index) (a)	3	9,627

Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index) (a)	3	10,205

Total Equity-Linked Notes (Cost $45,596)		45,352

	SHARES (000)
Exchange-Traded Funds — 0.2%

International Equity — 0.2%

iShares MSCI USA Min Vol Factor ETF (Cost $510)	8	512

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,271)	1,271	1,271

Total Investments — 98.8% (Cost $246,442)		283,840
Other Assets Less Liabilities — 1.2%		3,372

NET ASSETS — 100.0%		287,212

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	152	22,559

Northrop Grumman Corp.	163	49,755

Raytheon Technologies Corp.	1,022	73,092

		145,406

Air Freight & Logistics — 0.5%

FedEx Corp.	300	77,801

Airlines — 0.3%

Delta Air Lines, Inc.	434	17,467

Southwest Airlines Co.	563	26,245

		43,712

Auto Components — 0.2%

Magna International, Inc. (Canada)	413	29,212

Automobiles — 1.8%

General Motors Co.	798	33,237

Tesla, Inc. *	320	225,928

		259,165

Banks — 3.1%

Bank of America Corp. (a)	2,239	67,877

Citigroup, Inc.	1,499	92,454

KeyCorp (a)	3,395	55,705

Regions Financial Corp.	2,619	42,221

Truist Financial Corp.	698	33,477

US Bancorp	1,209	56,343

Wells Fargo & Co.	3,415	103,075

		451,152

Beverages — 1.3%

Coca-Cola Co. (The) (a)	2,260	123,938

Constellation Brands, Inc., Class A	313	68,617

		192,555

Biotechnology — 2.5%

AbbVie, Inc.	1,499	160,634

Alexion Pharmaceuticals, Inc. *	417	65,122

Amgen, Inc. (a)	47	10,831

Biogen, Inc. * (a)	124	30,352

Regeneron Pharmaceuticals, Inc. *	83	40,268

Vertex Pharmaceuticals, Inc. *	213	50,348

		357,555

Building Products — 0.9%

Masco Corp.	875	48,055

Trane Technologies plc	522	75,727

		123,782

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	293	77,385

Intercontinental Exchange, Inc.	635	73,238

MarketAxess Holdings, Inc.	35	19,863

Morgan Stanley	1,942	133,113

MSCI, Inc.	21	9,399

S&P Global, Inc.	362	119,121

State Street Corp.	706	51,391

T. Rowe Price Group, Inc.	93	14,061

		497,571

Chemicals — 1.8%

Air Products and Chemicals, Inc.	99	27,083

Celanese Corp.	160	20,756

Dow, Inc.	348	19,316

DuPont de Nemours, Inc.	562	39,980

Eastman Chemical Co.	655	65,710

Linde plc (United Kingdom)	173	45,473

LyondellBasell Industries NV, Class A	229	20,994

PPG Industries, Inc.	201	29,016

		268,328

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	48	16,948

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,009	45,155

Motorola Solutions, Inc.	45	7,606

		52,761

Consumer Finance — 0.5%

Capital One Financial Corp.	704	69,595

Containers & Packaging — 0.6%

Avery Dennison Corp.	103	16,031

Crown Holdings, Inc. * (a)	257	25,753

Packaging Corp. of America	90	12,428

WestRock Co.	627	27,292

		81,504

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	179	2,847

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	993	230,277

Voya Financial, Inc.	169	9,934

		240,211

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc. (a)	1,943	114,123

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	594	25,081

NextEra Energy, Inc.	1,922	148,281

Xcel Energy, Inc. (a)	518	34,550

		207,912

Electrical Equipment — 0.6%

Eaton Corp. plc	706	84,862

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	286	34,674

Entertainment — 1.2%

Netflix, Inc. * (a)	311	167,910

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	324	32,422

Equinix, Inc.	91	64,905

Equity LifeStyle Properties, Inc.	188	11,936

Mid-America Apartment Communities, Inc.	202	25,621

Prologis, Inc.	679	67,719

Public Storage	44	10,052

Realty Income Corp.	97	6,004

Sun Communities, Inc.	62	9,403

UDR, Inc.	134	5,157

Ventas, Inc.	356	17,456

		250,675

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	143	53,712

Kroger Co. (The)	639	20,283

		73,995

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,560	91,214

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	178	19,461

ABIOMED, Inc. *	20	6,605

Baxter International, Inc.	758	60,833

Becton Dickinson and Co.	131	32,815

Boston Scientific Corp. * (a)	1,605	57,695

DexCom, Inc. *	43	15,858

Edwards Lifesciences Corp. *	167	15,253

Intuitive Surgical, Inc. * (a)	31	25,096

Medtronic plc (a)	1,088	127,422

Zimmer Biomet Holdings, Inc. (a)	529	81,562

		442,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Anthem, Inc. (a)	119	38,083

Centene Corp. *	148	8,860

Cigna Corp. (a)	391	81,497

McKesson Corp.	436	75,796

UnitedHealth Group, Inc. (a)	541	189,790

		394,026

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	347	38,589

Yum! Brands, Inc.	462	50,204

		88,793

Household Durables — 0.4%

Lennar Corp., Class A	752	57,289

Household Products — 1.7%

Kimberly-Clark Corp.	473	63,790

Procter & Gamble Co. (The) (a)	1,268	176,402

		240,192

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	658	140,013

Insurance — 1.8%

Allstate Corp. (The) (a)	699	76,817

American International Group, Inc.	397	15,015

Chubb Ltd.	325	49,957

Hartford Financial Services Group, Inc. (The)	479	23,461

Marsh & McLennan Cos., Inc.	160	18,762

MetLife, Inc.	145	6,816

Progressive Corp. (The)	736	72,778

		263,606

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A * (a)	174	304,818

Alphabet, Inc., Class C * (a)	139	244,142

Facebook, Inc., Class A * (a)	1,081	295,168

		844,128

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. * (a)	219	714,179

Booking Holdings, Inc. * (a)	31	69,656

		783,835

IT Services — 6.1%

Accenture plc, Class A	618	161,458

Booz Allen Hamilton Holding Corp.	253	22,025

FleetCor Technologies, Inc. *	39	10,705

International Business Machines Corp.	434	54,683

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	532	55,927

Mastercard, Inc., Class A (a)	680	242,816

PayPal Holdings, Inc. * (a)	861	201,668

Visa, Inc., Class A (a)	599	131,071

		880,353

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	104	38,602

PerkinElmer, Inc.	51	7,254

Thermo Fisher Scientific, Inc. (a)	352	164,052

Waters Corp. *	32	7,801

		217,709

Machinery — 2.0%

Cummins, Inc. (a)	198	45,074

Deere & Co.	274	73,668

Parker-Hannifin Corp.	259	70,636

Snap-on, Inc.	132	22,600

Stanley Black & Decker, Inc.	415	74,136

		286,114

Media — 2.3%

Altice USA, Inc., Class A *	478	18,087

Charter Communications, Inc., Class A * (a)	167	110,192

Comcast Corp., Class A (a)	2,810	147,225

Discovery, Inc., Class A *	975	29,347

Discovery, Inc., Class C *	1,129	29,561

		334,412

Metals & Mining — 0.1%

Newmont Corp.	362	21,663

Multiline Retail — 0.8%

Dollar Tree, Inc. *	319	34,509

Target Corp.	479	84,516

		119,025

Multi-Utilities — 1.3%

Ameren Corp.	501	39,127

CMS Energy Corp.	510	31,137

DTE Energy Co.	269	32,643

Public Service Enterprise Group, Inc.	601	35,031

Sempra Energy	411	52,303

		190,241

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	217	3,537

Cheniere Energy, Inc. *	277	16,644

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Chevron Corp. (a)	1,214	102,558

ConocoPhillips	581	23,242

Diamondback Energy, Inc.	392	18,975

EOG Resources, Inc. (a)	873	43,558

Kinder Morgan, Inc.	998	13,649

Phillips 66	557	38,945

Pioneer Natural Resources Co. (a)	494	56,218

Williams Cos., Inc. (The)	894	17,933

		335,259

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	180	47,937

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,189	135,756

Eli Lilly and Co. (a)	788	132,982

Johnson & Johnson (a)	730	114,893

Merck & Co., Inc. (a)	1,386	113,336

Pfizer, Inc.	396	14,594

		511,561

Professional Services — 0.1%

Verisk Analytics, Inc.	74	15,461

Road & Rail — 1.3%

CSX Corp.	256	23,232

Lyft, Inc., Class A *	383	18,820

Norfolk Southern Corp. (a)	476	113,119

Union Pacific Corp.	197	40,945

		196,116

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. * (a)	873	80,051

Analog Devices, Inc.	698	103,128

Applied Materials, Inc.	1,214	104,749

Intel Corp.	694	34,598

Lam Research Corp.	154	72,687

Microchip Technology, Inc.	220	30,409

Micron Technology, Inc. *	324	24,351

NVIDIA Corp. (a)	233	121,594

NXP Semiconductors NV (Netherlands)	454	72,224

Qorvo, Inc. *	263	43,697

QUALCOMM, Inc.	163	24,894

Texas Instruments, Inc. (a)	858	140,783

		853,165

Software — 8.2%

Fortinet, Inc. *	65	9,654

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Intuit, Inc. (a)	291	110,654

Microsoft Corp. (a)	4,059	902,865

salesforce.com, Inc. * (a)	604	134,319

Workday, Inc., Class A *	139	33,312

		1,190,804

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	60	70,741

Best Buy Co., Inc. (a)	677	67,519

Home Depot, Inc. (The) (a)	494	131,274

Lowe’s Cos., Inc. (a)	853	136,913

TJX Cos., Inc. (The) (a)	974	66,531

		472,978

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc. (a)	7,664	1,016,877

Seagate Technology plc	777	48,283

		1,065,160

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	341	32,104

NIKE, Inc., Class B	738	104,413

		136,517

Tobacco — 1.2%

Altria Group, Inc. (a)	1,839	75,400

Philip Morris International, Inc.	1,201	99,390

		174,790

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	782	105,427

Total Common Stocks (Cost $10,576,181)		14,344,644

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.3%

Put Options Purchased — 2.3%

Index Funds — 2.3%

S&P 500 Index 3/31/2021 at USD 3,550.00, European Style Notional Amount: USD 14,493,172 Exchange-Traded * (Cost $345,846)	38,586	337,242

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (c) (d) (Cost $675,807)	675,807	675,807

Total Investments — 105.5% (Cost $11,597,834)		15,357,693
Liabilities in Excess of Other Assets — (5.5)%		(805,055)

NET ASSETS — 100.0%		14,552,638

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,039	03/2021	USD	194,566	452

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,895.00	3/31/2021	(251,774)

Written Put Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,000.00	3/31/2021	(89,326)

Total Written Options Contracts (Premiums Received $334,309)						(341,100)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.4%

Raytheon Technologies Corp.	50	3,597

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	842

Airlines — 0.3%

Delta Air Lines, Inc.	19	744

Auto Components — 0.9%

Lear Corp.	15	2,354

Banks — 9.1%

Bank of America Corp.	200	6,071

Citigroup, Inc.	89	5,505

Citizens Financial Group, Inc.	62	2,203

Sterling Bancorp	78	1,402

Truist Financial Corp.	28	1,347

Wells Fargo & Co.	83	2,499

Western Alliance Bancorp	33	1,984

Zions Bancorp NA	39	1,699

		22,710

Biotechnology — 2.5%

AbbVie, Inc.	41	4,444

Biogen, Inc. *	5	1,151

Exelixis, Inc. *	32	632

		6,227

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	8	669

Owens Corning	28	2,098

		2,767

Capital Markets — 2.3%

Ameriprise Financial, Inc.	2	369

Bank of New York Mellon Corp. (The)	28	1,188

Goldman Sachs Group, Inc. (The)	4	1,002

Morgan Stanley	46	3,139

		5,698

Chemicals — 2.9%

Celanese Corp.	13	1,624

DuPont de Nemours, Inc.	43	3,079

Eastman Chemical Co.	8	802

Huntsman Corp.	67	1,672

		7,177

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	11	1,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.5%

Cisco Systems, Inc.	65	2,900

Lumentum Holdings, Inc. *	10	948

		3,848

Construction & Engineering — 0.8%

AECOM *	22	1,115

MasTec, Inc. *	12	846

		1,961

Consumer Finance — 2.2%

Ally Financial, Inc.	42	1,490

Capital One Financial Corp.	10	1,018

Discover Financial Services	11	978

Synchrony Financial	59	2,041

		5,527

Containers & Packaging — 2.2%

Ardagh Group SA	50	867

Berry Global Group, Inc. *	35	1,944

Crown Holdings, Inc. *	21	2,134

Silgan Holdings, Inc.	18	668

		5,613

Diversified Consumer Services — 0.3%

H&R Block, Inc.	51	807

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	17	4,011

Voya Financial, Inc.	31	1,841

		5,852

Diversified Telecommunication Services — 2.8%

CenturyLink, Inc.	58	565

Verizon Communications, Inc.	111	6,509

		7,074

Electric Utilities — 3.7%

Entergy Corp.	15	1,538

Exelon Corp.	83	3,513

NextEra Energy, Inc.	36	2,739

Southern Co. (The)	24	1,480

		9,270

Electrical Equipment — 1.3%

Eaton Corp. plc	26	3,172

Energy Equipment & Services — 1.0%

Baker Hughes Co.	33	678

Schlumberger NV	88	1,923

		2,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — 0.5%

Walt Disney Co. (The) *	6	1,123

Equity Real Estate Investment Trusts (REITs) — 3.5%

American Tower Corp.	5	1,033

Essex Property Trust, Inc.	7	1,543

Invitation Homes, Inc.	59	1,764

Kilroy Realty Corp.	16	890

Paramount Group, Inc.	154	1,392

VEREIT, Inc.	29	1,097

VICI Properties, Inc.	44	1,125

		8,844

Food & Staples Retailing — 1.3%

Sysco Corp.	42	3,141

Food Products — 1.6%

Conagra Brands, Inc.	44	1,585

Mondelez International, Inc., Class A	19	1,134

Tyson Foods, Inc., Class A	19	1,205

		3,924

Health Care Equipment & Supplies — 2.9%

Hologic, Inc. *	18	1,289

Medtronic plc	51	5,974

		7,263

Health Care Providers & Services — 4.0%

Anthem, Inc.	15	4,688

Centene Corp. *	25	1,494

Cigna Corp.	8	1,624

HCA Healthcare, Inc.	8	1,250

McKesson Corp.	5	835

		9,891

Hotels, Restaurants & Leisure — 2.1%

Darden Restaurants, Inc.	7	870

Las Vegas Sands Corp.	41	2,444

Wyndham Destinations, Inc.	44	1,951

		5,265

Household Durables — 0.9%

DR Horton, Inc.	15	1,006

PulteGroup, Inc.	27	1,147

		2,153

Household Products — 2.1%

Procter & Gamble Co. (The)	23	3,214

Spectrum Brands Holdings, Inc.	25	1,983

		5,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.2%

Vistra Corp.	25	499

Industrial Conglomerates — 0.6%

General Electric Co.	138	1,493

Insurance — 2.5%

Allstate Corp. (The)	19	2,034

Fidelity National Financial, Inc.	49	1,927

MetLife, Inc.	15	681

Travelers Cos., Inc. (The)	11	1,474

		6,116

Interactive Media & Services — 3.4%

Alphabet, Inc., Class A *	2	3,137

Alphabet, Inc., Class C *	2	4,030

Zillow Group, Inc., Class C *	10	1,246

		8,413

Internet & Direct Marketing Retail — 1.2%

eBay, Inc.	38	1,899

Qurate Retail, Inc., Series A	89	979

		2,878

IT Services — 2.2%

DXC Technology Co.	76	1,944

Leidos Holdings, Inc.	11	1,146

Mastercard, Inc., Class A	3	982

Science Applications International Corp.	15	1,429

		5,501

Leisure Products — 0.8%

Brunswick Corp.	25	1,868

Life Sciences Tools & Services — 1.5%

Agilent Technologies, Inc.	6	723

IQVIA Holdings, Inc. *	10	1,773

PerkinElmer, Inc.	9	1,306

		3,802

Machinery — 3.1%

Caterpillar, Inc.	8	1,438

Deere & Co.	6	1,614

PACCAR, Inc.	15	1,277

Parker-Hannifin Corp.	7	1,907

Toro Co. (The)	15	1,423

		7,659

Media — 3.1%

Charter Communications, Inc., Class A *	5	3,440

Discovery, Inc., Class A * (a)	64	1,911

Fox Corp., Class B	24	687

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — continued

Nexstar Media Group, Inc., Class A	6	611

Omnicom Group, Inc.	17	1,067

		7,716

Multi-Utilities — 1.2%

Sempra Energy	14	1,822

WEC Energy Group, Inc.	14	1,261

		3,083

Oil, Gas & Consumable Fuels — 3.4%

Cheniere Energy, Inc. *	28	1,663

Chevron Corp.	14	1,145

Cimarex Energy Co.	52	1,965

Concho Resources, Inc.	20	1,155

EOG Resources, Inc.	14	683

Kinder Morgan, Inc.	65	890

Phillips 66	16	1,112

		8,613

Personal Products — 0.3%

Herbalife Nutrition Ltd. *	18	860

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	53	3,294

Horizon Therapeutics plc *	10	695

Jazz Pharmaceuticals plc *	10	1,617

Johnson & Johnson	8	1,259

Pfizer, Inc.	51	1,881

		8,746

Professional Services — 0.4%

ManpowerGroup, Inc.	12	1,082

Road & Rail — 2.5%

CSX Corp.	46	4,147

Old Dominion Freight Line, Inc.	7	1,269

Union Pacific Corp.	4	895

		6,311

Semiconductors & Semiconductor Equipment — 3.1%

Intel Corp.	37	1,824

Lam Research Corp.	6	2,786

Qorvo, Inc. *	5	815

QUALCOMM, Inc.	15	2,285

		7,710

Software — 2.1%

Microsoft Corp.	11	2,425

Oracle Corp.	43	2,775

		5,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.1%

Best Buy Co., Inc.	14	1,367

Foot Locker, Inc.	37	1,496

		2,863

Technology Hardware, Storage & Peripherals — 1.7%

Dell Technologies, Inc., Class C *	31	2,294

Hewlett Packard Enterprise Co.	91	1,079

NetApp, Inc.	12	762

		4,135

Tobacco — 2.1%

Altria Group, Inc.	100	4,116

Philip Morris International, Inc.	13	1,060

		5,176

Trading Companies & Distributors — 0.6%

United Rentals, Inc. *	6	1,484

Total Common Stocks (Cost $202,330)		246,938

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $30)	14	10

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $3,492)	3,491	3,492

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3	4

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	423	423

Total Investment of Cash Collateral from Securities Loaned (Cost $427)		427

Total Short-Term Investments (Cost $3,919)		3,919

Total Investments — 100.4% (Cost $206,279)		250,867
Liabilities in Excess of Other Assets — (0.4)%		(1,045)

NET ASSETS — 100.0%		249,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $418,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	9	03/2021	USD	1,685	38

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%

Air Freight & Logistics — 0.6%

FedEx Corp.	774	200,868

Automobiles — 4.6%

Tesla, Inc. *	2,126	1,500,466

Beverages — 2.0%

Boston Beer Co., Inc. (The), Class A *	216	214,270

Monster Beverage Corp. *	4,648	429,879

		644,149

Biotechnology — 5.6%

Alnylam Pharmaceuticals, Inc. *	342	44,411

Biogen, Inc. *	614	150,222

BioMarin Pharmaceutical, Inc. *	1,794	157,328

Exact Sciences Corp. * (a)	2,572	340,698

Moderna, Inc. *	1,172	122,470

Regeneron Pharmaceuticals, Inc. * (a)	846	408,615

Seagen, Inc. *	3,327	582,638

		1,806,382

Capital Markets — 6.1%

Blackstone Group, Inc. (The), Class A	4,420	286,473

Charles Schwab Corp. (The)	7,496	397,578

MarketAxess Holdings, Inc.	940	536,155

Morgan Stanley	4,856	332,775

MSCI, Inc.	315	140,434

S&P Global, Inc.	797	262,064

		1,955,479

Chemicals — 1.8%

Air Products and Chemicals, Inc.	1,121	306,225

Sherwin-Williams Co. (The)	391	287,129

		593,354

Electrical Equipment — 1.3%

Rockwell Automation, Inc.	1,620	406,262

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	2,150	281,156

Entertainment — 2.1%

Netflix, Inc. *	554	299,727

Spotify Technology SA *	1,241	390,587

		690,314

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	329	234,930

Health Care Equipment & Supplies — 3.9%

ABIOMED, Inc. *	345	111,784

Align Technology, Inc. *	753	402,281

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	970	358,518

Intuitive Surgical, Inc. *	461	377,287

		1,249,870

Health Care Providers & Services — 1.7%

HCA Healthcare, Inc.	1,078	177,337

McKesson Corp.	2,128	370,086

		547,423

Health Care Technology — 0.3%

Veeva Systems, Inc., Class A *	398	108,488

Hotels, Restaurants & Leisure — 2.2%

Airbnb, Inc., Class A *	263	38,638

Chipotle Mexican Grill, Inc. *	482	668,255

		706,893

Industrial Conglomerates — 0.6%

Roper Technologies, Inc.	423	182,179

Interactive Media & Services — 10.3%

Alphabet, Inc., Class C *	201	352,937

Facebook, Inc., Class A *	3,606	984,967

Match Group, Inc. *	3,258	492,595

Pinterest, Inc., Class A *	2,402	158,279

Snap, Inc., Class A *	15,184	760,278

Twitter, Inc. *	2,462	133,317

Zillow Group, Inc., Class C *	3,524	457,363

		3,339,736

Internet & Direct Marketing Retail — 9.5%

Alibaba Group Holding Ltd., ADR (China) *	1,460	339,739

Amazon.com, Inc. *	461	1,501,461

Booking Holdings, Inc. *	194	431,645

Grubhub, Inc. *	732	54,373

MercadoLibre, Inc. (Argentina) * (a)	295	494,869

Wayfair, Inc., Class A * (a)	1,034	233,510

		3,055,597

IT Services — 7.4%

Cognizant Technology Solutions Corp., Class A	2,711	222,134

Mastercard, Inc., Class A	1,299	463,522

PayPal Holdings, Inc. *	5,030	1,178,131

Shopify, Inc., Class A (Canada) * (a)	31	35,204

Square, Inc., Class A *	2,246	488,906

		2,387,897

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	500	233,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 0.7%

Deere & Co.	805	216,666

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	1,155	307,476

Professional Services — 0.3%

CoStar Group, Inc. * (a)	113	104,629

Road & Rail — 1.2%

Norfolk Southern Corp.	1,584	376,303

Semiconductors & Semiconductor Equipment — 9.6%

Advanced Micro Devices, Inc. *	5,357	491,309

ASML Holding NV (Registered), NYRS (Netherlands)	1,014	494,694

Enphase Energy, Inc. * (a)	1,390	243,886

Lam Research Corp.	735	347,307

NVIDIA Corp.	840	438,578

QUALCOMM, Inc.	4,165	634,542

Texas Instruments, Inc.	2,758	452,671

		3,102,987

Software — 9.9%

Microsoft Corp.	6,882	1,530,761

salesforce.com, Inc. *	1,359	302,307

ServiceNow, Inc. *	273	150,515

SS&C Technologies Holdings, Inc.	2,842	206,763

Synopsys, Inc. *	1,920	497,767

Trade Desk, Inc. (The), Class A *	347	278,027

Workday, Inc., Class A *	905	216,823

		3,182,963

Specialty Retail — 2.9%

Carvana Co. *	1,305	312,672

Home Depot, Inc. (The)	1,350	358,650

Lowe’s Cos., Inc.	1,577	253,108

		924,430

Technology Hardware, Storage & Peripherals — 7.7%

Apple, Inc.	18,771	2,490,705

Textiles, Apparel & Luxury Goods — 1.0%

Lululemon Athletica, Inc. *	926	322,276

Total Common Stocks (Cost $16,902,448)		31,152,982

Short-Term Investments — 4.6%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,289,076)	1,288,551	1,289,196

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	177,129	177,146

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	28,095	28,095

Total Investment of Cash Collateral from Securities Loaned (Cost $205,242)		205,241

Total Short-Term Investments (Cost $1,494,318)		1,494,437

Total Investments — 101.1% (Cost $18,396,766)		32,647,419
Liabilities in Excess of Other Assets — (1.1)%		(356,493)

NET ASSETS — 100.0%		32,290,926

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $176,206,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.9%

Raytheon Technologies Corp.	445	31,808

Airlines — 1.3%

Spirit Airlines, Inc. * (a)	920	22,487

Automobiles — 3.1%

General Motors Co.	1,264	52,650

Banks — 9.9%

Bank of America Corp.	1,433	43,437

Citigroup, Inc.	1,059	65,318

Wells Fargo & Co.	2,002	60,433

		169,188

Beverages — 1.0%

Coca-Cola Co. (The)	293	16,068

Biotechnology — 3.3%

Alexion Pharmaceuticals, Inc. *	198	30,873

Biogen, Inc. *	43	10,431

Vertex Pharmaceuticals, Inc. *	65	15,433

		56,737

Building Products — 4.2%

Carrier Global Corp.	484	18,271

Owens Corning	459	34,789

Trane Technologies plc	131	18,958

		72,018

Capital Markets — 2.3%

Franklin Resources, Inc.	269	6,722

Goldman Sachs Group, Inc. (The)	53	13,845

Morgan Stanley	271	18,572

		39,139

Chemicals — 7.0%

Celanese Corp. (a)	258	33,524

DuPont de Nemours, Inc. (a)	358	25,436

Eastman Chemical Co.	220	22,092

FMC Corp.	246	28,250

LyondellBasell Industries NV, Class A	116	10,605

		119,907

Containers & Packaging — 0.7%

WestRock Co.	259	11,253

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	170	8,950

Equity Real Estate Investment Trusts (REITs) — 3.8%

Host Hotels & Resorts, Inc.	1,168	17,092

Ventas, Inc.	607	29,753

Weingarten Realty Investors	852	18,469

		65,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 3.9%

US Foods Holding Corp. *	2,003	66,723

Food Products — 2.3%

Lamb Weston Holdings, Inc.	494	38,921

Health Care Equipment & Supplies — 1.7%

Zimmer Biomet Holdings, Inc.	184	28,276

Health Care Providers & Services — 6.4%

Anthem, Inc.	48	15,412

Centene Corp. *	199	11,916

Cigna Corp.	222	46,258

CVS Health Corp.	238	16,262

McKesson Corp.	75	12,992

Universal Health Services, Inc., Class B	39	5,307

		108,147

Hotels, Restaurants & Leisure — 2.7%

Darden Restaurants, Inc.	267	31,841

Royal Caribbean Cruises Ltd.	188	14,071

		45,912

Household Durables — 0.7%

PulteGroup, Inc.	292	12,608

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	122	25,992

Insurance — 5.3%

American International Group, Inc.	873	33,036

Chubb Ltd.	117	17,932

Hartford Financial Services Group, Inc. (The)	477	23,383

Prudential Financial, Inc.	208	16,270

		90,621

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	6	14,032

IT Services — 3.2%

Leidos Holdings, Inc.	117	12,330

Sabre Corp. (a)	1,543	18,541

WEX, Inc. *	114	23,162

		54,033

Machinery — 3.3%

AGCO Corp.	201	20,752

Parker-Hannifin Corp.	78	21,221

Stanley Black & Decker, Inc.	78	13,892

		55,865

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — 4.2%

Comcast Corp., Class A	1,170	61,313

Discovery, Inc., Class A * (a)	339	10,204

		71,517

Metals & Mining — 2.3%

Freeport-McMoRan, Inc.	1,485	38,650

Multiline Retail — 0.9%

Kohl’s Corp.	375	15,275

Multi-Utilities — 0.2%

Dominion Energy, Inc.	44	3,301

Oil, Gas & Consumable Fuels — 5.9%

Diamondback Energy, Inc.	325	15,745

EOG Resources, Inc.	481	24,007

Parsley Energy, Inc., Class A	1,145	16,256

Phillips 66	252	17,653

Pioneer Natural Resources Co.	238	27,083

		100,744

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	366	22,728

Pfizer, Inc.	360	13,255

		35,983

Real Estate Management & Development — 1.5%

Cushman & Wakefield plc * (a)	1,678	24,888

Road & Rail — 1.9%

Lyft, Inc., Class A * (a)	222	10,902

Norfolk Southern Corp.	92	21,955

		32,857

Semiconductors & Semiconductor Equipment — 3.7%

Microchip Technology, Inc.	63	8,715

NXP Semiconductors NV (Netherlands)	63	10,065

ON Semiconductor Corp. *	1,368	44,758

		63,538

Specialty Retail — 1.5%

AutoNation, Inc. *	360	25,117

Technology Hardware, Storage & Peripherals — 0.5%

Seagate Technology plc	131	8,162

Textiles, Apparel & Luxury Goods — 2.3%

Carter’s, Inc.	259	24,383

Tapestry, Inc.	474	14,729

		39,112

Total Common Stocks (Cost $1,303,652)		1,665,793

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $456)	214	148

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $32,096)	32,077	32,093

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	16,397	16,398

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	1,838	1,838

Total Investment of Cash Collateral from Securities Loaned (Cost $18,236)		18,236

Total Short-Term Investments (Cost $50,332)		50,329

Total Investments — 100.8% (Cost $1,354,440)		1,716,270
Liabilities in Excess of Other Assets — (0.8)%		(13,520)

NET ASSETS — 100.0%		1,702,750

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $17,592,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 1.6%

Northrop Grumman Corp.	995	303,091

Automobiles — 2.0%

Tesla, Inc. *	537	378,618

Banks — 5.7%

Huntington Bancshares, Inc.	7,971	100,670

KeyCorp	9,776	160,420

Regions Financial Corp.	5,867	94,584

Truist Financial Corp.	10,141	486,048

Wells Fargo & Co.	7,233	218,300

		1,060,022

Beverages — 4.5%

Coca-Cola Co. (The)	8,595	471,352

Constellation Brands, Inc., Class A	1,666	364,875

		836,227

Biotechnology — 2.7%

AbbVie, Inc.	4,267	457,197

Biogen, Inc. *	210	51,441

		508,638

Capital Markets — 3.0%

Ameriprise Financial, Inc.	1,175	228,362

Morgan Stanley	4,933	338,046

		566,408

Chemicals — 1.6%

Eastman Chemical Co.	2,972	298,021

Containers & Packaging — 1.5%

Crown Holdings, Inc. *	2,824	282,952

Electric Utilities — 4.0%

NextEra Energy, Inc.	6,369	491,392

Xcel Energy, Inc.	3,938	262,535

		753,927

Electrical Equipment — 2.9%

Eaton Corp. plc	4,525	543,673

Entertainment — 1.9%

Netflix, Inc. *	641	346,800

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	4,523	450,722

Health Care Equipment & Supplies — 2.4%

Boston Scientific Corp. *	7,521	270,386

Intuitive Surgical, Inc. *	225	184,458

		454,844

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Cigna Corp.	1,939	403,559

Quest Diagnostics, Inc.	797	95,015

		498,574

Hotels, Restaurants & Leisure — 3.3%

McDonald’s Corp.	1,636	350,977

Yum! Brands, Inc.	2,379	258,264

		609,241

Insurance — 1.6%

Chubb Ltd.	736	113,227

Progressive Corp. (The)	1,880	185,887

		299,114

Interactive Media & Services — 5.5%

Alphabet, Inc., Class A *	514	901,318

Facebook, Inc., Class A *	441	120,362

		1,021,680

Internet & Direct Marketing Retail — 5.8%

Amazon.com, Inc. *	333	1,085,743

IT Services — 8.3%

Booz Allen Hamilton Holding Corp.	792	69,056

FleetCor Technologies, Inc. *	972	265,293

Leidos Holdings, Inc.	3,256	342,245

Mastercard, Inc., Class A	2,342	835,788

Okta, Inc. *	133	33,802

		1,546,184

Machinery — 1.1%

Stanley Black & Decker, Inc.	1,177	210,206

Media — 1.0%

Charter Communications, Inc., Class A *	277	183,382

Multi-Utilities — 0.9%

CMS Energy Corp.	2,643	161,239

Oil, Gas & Consumable Fuels — 0.5%

Pioneer Natural Resources Co.	728	82,947

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	5,837	362,052

Eli Lilly and Co.	2,082	351,533

		713,585

Road & Rail — 3.2%

Norfolk Southern Corp.	2,286	543,238

Uber Technologies, Inc. *	891	45,441

		588,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.2%

Advanced Micro Devices, Inc. *	3,032	278,037

Analog Devices, Inc.	2,725	402,595

ASML Holding NV (Registered), NYRS (Netherlands)	459	223,812

Lam Research Corp.	275	129,857

NXP Semiconductors NV (Netherlands)	2,320	368,917

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,177	128,388

		1,531,606

Software — 8.5%

Ceridian HCM Holding, Inc. *	650	69,266

Coupa Software, Inc. *	181	61,271

Microsoft Corp.	5,409	1,203,034

salesforce.com, Inc. *	831	184,830

Workday, Inc., Class A *	312	74,865

		1,593,266

Specialty Retail — 2.3%

O’Reilly Automotive, Inc. *	543	245,676

Ross Stores, Inc.	1,496	183,710

		429,386

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	7,206	956,172

Total Common Stocks (Cost $11,141,568)		18,294,947

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $403,806)	403,569	403,771

Total Investments — 100.2% (Cost $11,545,374)		18,698,718
Liabilities in Excess of Other Assets — (0.2)%		(31,942)

NET ASSETS — 100.0%		18,666,776

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,626	03/2021	USD	304,489	5,543

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	142	10,119

Air Freight & Logistics — 0.4%

United Parcel Service, Inc., Class B	34	5,658

Automobiles — 2.7%

Tesla, Inc. *	50	35,354

Biotechnology — 4.2%

AbbVie, Inc.	281	30,104

Biogen, Inc. *	16	3,942

Exelixis, Inc. *	238	4,771

Seagen, Inc. *	43	7,514

Vertex Pharmaceuticals, Inc. *	34	8,012

		54,343

Building Products — 0.6%

Fortune Brands Home & Security, Inc.	32	2,760

Owens Corning	69	5,212

		7,972

Capital Markets — 1.1%

LPL Financial Holdings, Inc.	55	5,722

MSCI, Inc.	7	3,304

S&P Global, Inc.	15	4,997

		14,023

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	49	5,814

Communications Equipment — 0.4%

Lumentum Holdings, Inc. *	53	5,024

Containers & Packaging — 1.1%

Berry Global Group, Inc. *	174	9,794

Crown Holdings, Inc. *	38	3,818

		13,612

Electronic Equipment, Instruments & Components — 0.4%

Keysight Technologies, Inc. *	35	4,650

Entertainment — 1.2%

Electronic Arts, Inc.	32	4,552

Netflix, Inc. *	20	10,652

		15,204

Equity Real Estate Investment Trusts (REITs) — 1.4%

American Tower Corp.	43	9,584

Equinix, Inc.	13	9,070

		18,654

Food & Staples Retailing — 0.8%

Sysco Corp.	138	10,278

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Campbell Soup Co.	78	3,781

Conagra Brands, Inc.	237	8,590

Mondelez International, Inc., Class A	166	9,706

		22,077

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	25	6,181

Medtronic plc	119	13,951

		20,132

Health Care Providers & Services — 4.0%

Anthem, Inc.	60	19,201

Centene Corp. *	137	8,206

HCA Healthcare, Inc.	44	7,204

Humana, Inc. (a)	22	9,149

UnitedHealth Group, Inc.	21	7,364

		51,124

Hotels, Restaurants & Leisure — 1.6%

Airbnb, Inc., Class A *	21	3,036

Darden Restaurants, Inc.	27	3,216

Las Vegas Sands Corp.	231	13,750

		20,002

Household Durables — 0.4%

PulteGroup, Inc.	129	5,575

Household Products — 1.0%

Procter & Gamble Co. (The)	96	13,357

Insurance — 0.3%

Marsh & McLennan Cos., Inc.	29	3,416

Interactive Media & Services — 8.8%

Alphabet, Inc., Class A *	16	28,217

Alphabet, Inc., Class C *	16	27,505

Facebook, Inc., Class A *	190	51,846

Zillow Group, Inc., Class C *	48	6,217

		113,785

Internet & Direct Marketing Retail — 8.6%

Amazon.com, Inc. *	26	84,029

eBay, Inc.	332	16,658

Expedia Group, Inc.	79	10,459

		111,146

IT Services — 8.4%

Accenture plc, Class A	71	18,441

Akamai Technologies, Inc. *	95	9,985

Leidos Holdings, Inc.	67	7,032

Mastercard, Inc., Class A	124	44,332

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	95	22,226

Visa, Inc., Class A	28	6,146

		108,162

Life Sciences Tools & Services — 1.8%

Agilent Technologies, Inc.	53	6,316

IQVIA Holdings, Inc. *	53	9,550

Thermo Fisher Scientific, Inc.	17	7,685

		23,551

Machinery — 0.9%

Parker-Hannifin Corp.	20	5,448

Toro Co. (The)	69	6,516

		11,964

Media — 1.2%

Charter Communications, Inc., Class A *	14	9,394

Discovery, Inc., Class A * (a)	185	5,567

		14,961

Oil, Gas & Consumable Fuels — 0.5%

Cheniere Energy, Inc. *	109	6,555

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	306	18,981

Horizon Therapeutics plc *	154	11,229

		30,210

Road & Rail — 1.2%

CSX Corp.	101	9,166

Old Dominion Freight Line, Inc.	30	5,797

		14,963

Semiconductors & Semiconductor Equipment — 6.8%

Applied Materials, Inc.	269	23,206

Lam Research Corp.	60	28,478

NVIDIA Corp.	24	12,585

Qorvo, Inc. *	47	7,731

QUALCOMM, Inc.	105	15,950

		87,950

Software — 18.1%

Adobe, Inc. *	58	29,157

Cadence Design Systems, Inc. *	95	12,947

Fortinet, Inc. *	84	12,432

HubSpot, Inc. *	9	3,608

Intuit, Inc.	68	25,982

Microsoft Corp.	487	108,285

Oracle Corp.	223	14,400

Palo Alto Networks, Inc. *	24	8,636

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	13	7,266

VMware, Inc., Class A * (a)	43	5,975

Workday, Inc., Class A *	19	4,552

		233,240

Specialty Retail — 1.9%

Best Buy Co., Inc.	77	7,714

Lowe’s Cos., Inc.	102	16,308

		24,022

Technology Hardware, Storage & Peripherals — 11.8%

Apple, Inc.	973	129,134

Dell Technologies, Inc., Class C *	218	15,977

NetApp, Inc.	97	6,439

		151,550

Total Common Stocks (Cost $771,011)		1,268,447

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $71)	33	23

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $19,430)	19,423	19,433

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	9,993	9,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,916	2,916

Total Investment of Cash Collateral from Securities Loaned (Cost $12,910)		12,910

Total Short-Term Investments (Cost $32,340)		32,343

Total Investments — 101.0% (Cost $803,422)		1,300,813
Liabilities in Excess of Other Assets — (1.0)%		(13,390)

NET ASSETS — 100.0%		1,287,423

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $12,768,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	55	03/2021	USD	10,299	249

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.7%

Common Stocks — 125.3%

Aerospace & Defense — 2.0%

Northrop Grumman Corp. (a)	100	30,608

Raytheon Technologies Corp.	428	30,601

		61,209

Auto Components — 0.7%

Aptiv plc	58	7,521

Magna International, Inc. (Canada)	211	14,942

		22,463

Banks — 2.8%

Bank of America Corp. (a)	318	9,649

Citigroup, Inc.	95	5,875

First Republic Bank	53	7,829

SVB Financial Group *	24	9,332

Truist Financial Corp.	594	28,493

Wells Fargo & Co.	816	24,613

		85,791

Beverages — 2.3%

Coca-Cola Co. (The) (a)	553	30,315

Constellation Brands, Inc., Class A	75	16,417

PepsiCo, Inc. (a)	162	24,079

		70,811

Biotechnology — 3.1%

AbbVie, Inc.	420	44,979

Alexion Pharmaceuticals, Inc. *	102	15,966

Biogen, Inc. * (a)	64	15,572

Regeneron Pharmaceuticals, Inc. *	10	5,043

Vertex Pharmaceuticals, Inc. *	52	12,364

		93,924

Building Products — 1.6%

Trane Technologies plc	327	47,421

Capital Markets — 2.1%

Charles Schwab Corp. (The)	244	12,916

CME Group, Inc.	17	3,035

Morgan Stanley (a)	643	44,069

S&P Global, Inc.	9	2,885

		62,905

Chemicals — 4.6%

Air Products and Chemicals, Inc.	76	20,836

Celanese Corp.	202	26,271

DuPont de Nemours, Inc.	230	16,325

Eastman Chemical Co.	179	17,906

FMC Corp.	33	3,815

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Linde plc (United Kingdom)	148	39,053

PPG Industries, Inc.	101	14,626

		138,832

Consumer Finance — 1.6%

American Express Co.	110	13,311

Capital One Financial Corp.	360	35,598

		48,909

Containers & Packaging — 0.1%

Packaging Corp. of America	22	3,018

Diversified Financial Services — 0.5%

Voya Financial, Inc.	280	16,442

Electric Utilities — 2.8%

NextEra Energy, Inc.	730	56,326

Xcel Energy, Inc.	426	28,415

		84,741

Electrical Equipment — 1.1%

AMETEK, Inc.	72	8,727

Eaton Corp. plc	168	20,149

Sensata Technologies Holding plc *	59	3,125

		32,001

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	55	6,688

Energy Equipment & Services — 0.2%

Baker Hughes Co.	308	6,422

Entertainment — 2.6%

Electronic Arts, Inc.	81	11,579

Netflix, Inc. * (a)	107	57,767

Warner Music Group Corp., Class A	219	8,316

		77,662

Equity Real Estate Investment Trusts (REITs) — 3.9%

Brixmor Property Group, Inc.	463	7,657

Camden Property Trust	44	4,377

Cousins Properties, Inc.	126	4,234

Equity LifeStyle Properties, Inc.	131	8,274

Kimco Realty Corp.	112	1,687

Prologis, Inc.	256	25,544

Realty Income Corp.	79	4,929

SBA Communications Corp.	57	16,119

Sun Communities, Inc.	89	13,554

UDR, Inc.	154	5,914

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Ventas, Inc.	367	17,982

WP Carey, Inc.	125	8,802

		119,073

Food Products — 0.6%

Conagra Brands, Inc.	74	2,688

Mondelez International, Inc., Class A (a)	268	15,660

		18,348

Health Care Equipment & Supplies — 3.2%

Boston Scientific Corp. * (a)	787	28,310

Intuitive Surgical, Inc. *	9	7,688

Medtronic plc	170	19,878

Zimmer Biomet Holdings, Inc. (a)	259	39,852

		95,728

Health Care Providers & Services — 3.9%

Centene Corp. *	57	3,395

Cigna Corp. (a)	210	43,788

CVS Health Corp.	66	4,505

McKesson Corp.	121	21,048

UnitedHealth Group, Inc. (a)	133	46,591

		119,327

Hotels, Restaurants & Leisure — 2.2%

Hilton Worldwide Holdings, Inc.	38	4,213

Las Vegas Sands Corp.	230	13,720

McDonald’s Corp.	32	6,817

Yum! Brands, Inc.	395	42,875

		67,625

Household Durables — 0.6%

KB Home	217	7,277

Lennar Corp., Class A	33	2,483

Toll Brothers, Inc.	198	8,627

		18,387

Household Products — 1.6%

Kimberly-Clark Corp.	17	2,348

Procter & Gamble Co. (The)	335	46,632

		48,980

Industrial Conglomerates — 1.2%

Honeywell International, Inc. (a)	172	36,518

Insurance — 2.1%

Arthur J Gallagher & Co.	72	8,902

Chubb Ltd.	200	30,719

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Hartford Financial Services Group, Inc. (The)	127	6,232

Marsh & McLennan Cos., Inc.	33	3,882

Progressive Corp. (The)	137	13,559

		63,294

Interactive Media & Services — 6.6%

Alphabet, Inc., Class A * (a)	54	94,962

Alphabet, Inc., Class C * (a)	22	38,818

Facebook, Inc., Class A * (a)	227	62,095

ZoomInfo Technologies, Inc., Class A *	71	3,404

		199,279

Internet & Direct Marketing Retail — 7.0%

Amazon.com, Inc. * (a)	55	178,258

Booking Holdings, Inc. *	15	32,942

		211,200

IT Services — 9.2%

Booz Allen Hamilton Holding Corp.	60	5,220

Fiserv, Inc. * (a)	333	37,917

FleetCor Technologies, Inc. *	59	15,999

Leidos Holdings, Inc.	336	35,359

Mastercard, Inc., Class A (a)	246	87,946

PayPal Holdings, Inc. * (a)	261	61,173

WEX, Inc. *	177	36,017

		279,631

Life Sciences Tools & Services — 1.4%

Thermo Fisher Scientific, Inc. (a)	92	43,081

Machinery — 3.0%

Parker-Hannifin Corp.	144	39,099

Stanley Black & Decker, Inc.	283	50,541

		89,640

Media — 2.8%

Charter Communications, Inc., Class A * (a)	52	34,365

Comcast Corp., Class A (a)	740	38,797

Discovery, Inc., Class A *	339	10,202

		83,364

Multiline Retail — 0.4%

Dollar Tree, Inc. *	116	12,530

Multi-Utilities — 0.7%

Ameren Corp.	151	11,825

Sempra Energy	64	8,180

		20,005

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Oil, Gas & Consumable Fuels — 3.7%

Chevron Corp.	275	23,182

Cimarex Energy Co.	75	2,799

ConocoPhillips	138	5,508

Diamondback Energy, Inc.	698	33,791

Kinder Morgan, Inc.	166	2,276

Pioneer Natural Resources Co. (a)	242	27,564

TC Energy Corp. (Canada)	95	3,874

Williams Cos., Inc. (The)	588	11,783

		110,777

Personal Products — 0.6%

Estee Lauder Cos., Inc. (The), Class A	74	19,612

Pharmaceuticals — 4.0%

Bristol-Myers Squibb Co. (a)	575	35,689

Elanco Animal Health, Inc. *	199	6,118

Eli Lilly and Co.	288	48,639

Johnson & Johnson	74	11,584

Merck & Co., Inc.	243	19,854

		121,884

Road & Rail — 5.0%

Canadian Pacific Railway Ltd. (Canada)	14	4,850

CSX Corp.	201	18,230

Lyft, Inc., Class A *	703	34,516

Norfolk Southern Corp. (a)	248	59,019

Uber Technologies, Inc. *	187	9,558

Union Pacific Corp. (a)	117	24,303

		150,476

Semiconductors & Semiconductor Equipment — 9.9%

Advanced Micro Devices, Inc. *	451	41,338

Analog Devices, Inc. (a)	428	63,171

Applied Materials, Inc.	393	33,888

KLA Corp.	13	3,428

Lam Research Corp.	96	45,545

Microchip Technology, Inc.	25	3,386

Micron Technology, Inc. *	128	9,594

NVIDIA Corp. (a)	44	23,005

NXP Semiconductors NV (Netherlands)	428	68,041

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	39	4,265

Texas Instruments, Inc. (a)	29	4,813

		300,474

Software — 11.1%

Ceridian HCM Holding, Inc. *	224	23,856

Coupa Software, Inc. *	62	21,050

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Intuit, Inc.	69	26,128

Microsoft Corp. (a)	895	199,036

Paylocity Holding Corp. *	52	10,791

salesforce.com, Inc. * (a)	132	29,280

ServiceNow, Inc. *	14	7,455

Workday, Inc., Class A *	82	19,553

		337,149

Specialty Retail — 4.9%

AutoZone, Inc. * (a)	16	19,161

Best Buy Co., Inc.	57	5,714

Home Depot, Inc. (The) (a)	68	17,963

Lowe’s Cos., Inc.	278	44,690

O’Reilly Automotive, Inc. *	83	37,510

TJX Cos., Inc. (The)	350	23,901

		148,939

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc. (a)	1,163	154,310

Hewlett Packard Enterprise Co.	156	1,852

Seagate Technology plc	134	8,299

		164,461

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	40	3,737

NIKE, Inc., Class B	147	20,828

		24,565

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.	7	3,059

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	238	32,096

Total Common Stocks (Cost $2,039,051)		3,798,741

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c)(Cost $13,846)	13,838	13,845

Total Long Positions (Cost $2,052,897)		3,812,586

Short Positions — (25.9)%

Common Stocks — (25.9)%

Aerospace & Defense — (0.6)%

Boeing Co. (The)	(24)	(5,146)

HEICO Corp.	(40)	(5,240)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(9)	(1,515)

L3Harris Technologies, Inc.	(8)	(1,444)

Lockheed Martin Corp.	(9)	(3,353)

Textron, Inc.	(32)	(1,531)

		(18,229)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(86)	(8,065)

Expeditors International of Washington, Inc.	(62)	(5,911)

		(13,976)

Automobiles — (0.1)%

Ford Motor Co.	(447)	(3,931)

Banks — (0.3)%

PNC Financial Services Group, Inc. (The)	(54)	(8,077)

Beverages — 0.0% (d)

Brown-Forman Corp., Class B	(18)	(1,461)

Biotechnology — (0.4)%

Amgen, Inc.	(10)	(2,411)

Gilead Sciences, Inc.	(159)	(9,283)

		(11,694)

Building Products — (0.1)%

Johnson Controls International plc	(74)	(3,436)

Capital Markets — (0.8)%

Franklin Resources, Inc.	(327)	(8,174)

Moody’s Corp.	(10)	(3,028)

Nasdaq, Inc.	(62)	(8,170)

Northern Trust Corp.	(68)	(6,311)

		(25,683)

Chemicals — (0.5)%

Albemarle Corp.	(54)	(7,959)

Ecolab, Inc.	(14)	(3,056)

Sherwin-Williams Co. (The)	(4)	(3,072)

		(14,087)

Commercial Services & Supplies — (0.2)%

Republic Services, Inc.	(57)	(5,492)

Communications Equipment — (0.4)%

Cisco Systems, Inc.	(191)	(8,559)

Juniper Networks, Inc.	(208)	(4,680)

		(13,239)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	(11)	(3,111)

Vulcan Materials Co.	(19)	(2,817)

		(5,928)

Containers & Packaging — (1.0)%

Avery Dennison Corp.	(21)	(3,287)

Ball Corp.	(75)	(6,956)

International Paper Co.	(238)	(11,850)

Silgan Holdings, Inc.	(41)	(1,532)

Sonoco Products Co.	(119)	(7,032)

		(30,657)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(438)	(12,594)

CenturyLink, Inc.	(699)	(6,819)

		(19,413)

Electric Utilities — (0.5)%

American Electric Power Co., Inc.	(111)	(9,227)

Duke Energy Corp.	(12)	(1,135)

PPL Corp.	(49)	(1,371)

Southern Co. (The)	(54)	(3,310)

		(15,043)

Electrical Equipment — (0.5)%

Acuity Brands, Inc.	(115)	(13,865)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(84)	(6,758)

Energy Equipment & Services — (0.5)%

Halliburton Co.	(445)	(8,403)

Schlumberger NV	(259)	(5,646)

		(14,049)

Entertainment — (1.4)%

Spotify Technology SA *	(59)	(18,463)

Take-Two Interactive Software, Inc. *	(96)	(20,048)

Walt Disney Co. (The) *	(19)	(3,465)

		(41,976)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(18)	(2,849)

Digital Realty Trust, Inc.	(20)	(2,730)

Duke Realty Corp.	(68)	(2,715)

Equity Residential	(72)	(4,256)

Essex Property Trust, Inc.	(18)	(4,366)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Extra Space Storage, Inc.	(31)	(3,633)

Iron Mountain, Inc.	(353)	(10,416)

National Retail Properties, Inc.	(189)	(7,723)

Simon Property Group, Inc.	(79)	(6,726)

Vornado Realty Trust	(107)	(4,003)

		(49,417)

Food & Staples Retailing — (1.2)%

Kroger Co. (The)	(491)	(15,604)

Walgreens Boots Alliance, Inc.	(322)	(12,854)

Walmart, Inc.	(47)	(6,712)

		(35,170)

Food Products — (0.6)%

Campbell Soup Co.	(163)	(7,899)

General Mills, Inc.	(77)	(4,504)

Kellogg Co.	(84)	(5,250)

		(17,653)

Health Care Equipment & Supplies — (0.5)%

Abbott Laboratories	(27)	(2,903)

Stryker Corp.	(50)	(12,304)

		(15,207)

Health Care Providers & Services — (0.6)%

AmerisourceBergen Corp.	(92)	(8,973)

Cardinal Health, Inc.	(50)	(2,702)

Henry Schein, Inc. *	(101)	(6,779)

		(18,454)

Health Care Technology — (0.3)%

Cerner Corp.	(120)	(9,435)

Hotels, Restaurants & Leisure — (0.3)%

Chipotle Mexican Grill, Inc. *	(6)	(8,093)

Household Products — (0.5)%

Clorox Co. (The)	(82)	(16,538)

Industrial Conglomerates — (1.0)%

3M Co.	(73)	(12,714)

General Electric Co.	(1,588)	(17,146)

		(29,860)

Insurance — (0.6)%

Aflac, Inc.	(66)	(2,953)

Allstate Corp. (The)	(50)	(5,541)

Axis Capital Holdings Ltd.	(33)	(1,647)

MetLife, Inc.	(64)	(3,005)

Travelers Cos., Inc. (The)	(42)	(5,848)

		(18,994)

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(147)	(7,971)

Internet & Direct Marketing Retail — (0.2)%

ContextLogic, Inc., Class A *	(250)	(4,560)

IT Services — (1.6)%

Automatic Data Processing, Inc.	(14)	(2,388)

Cognizant Technology Solutions Corp., Class A	(19)	(1,551)

Infosys Ltd., ADR (India)	(237)	(4,025)

International Business Machines Corp.	(25)	(3,120)

Jack Henry & Associates, Inc.	(68)	(10,951)

Paychex, Inc.	(117)	(10,941)

Snowflake, Inc., Class A *	(10)	(2,932)

Western Union Co. (The)	(547)	(12,003)

		(47,911)

Machinery — (0.8)%

Caterpillar, Inc.	(63)	(11,415)

Illinois Tool Works, Inc.	(56)	(11,410)

PACCAR, Inc.	(18)	(1,540)

		(24,365)

Media — (1.5)%

Fox Corp., Class A	(169)	(4,927)

Interpublic Group of Cos., Inc. (The)	(121)	(2,845)

Omnicom Group, Inc.	(178)	(11,110)

Sirius XM Holdings, Inc.	(602)	(3,835)

ViacomCBS, Inc.	(620)	(23,094)

		(45,811)

Multiline Retail — (0.6)%

Macy’s, Inc.	(699)	(7,869)

Nordstrom, Inc.	(319)	(9,952)

		(17,821)

Multi-Utilities — (0.4)%

Consolidated Edison, Inc.	(159)	(11,465)

NiSource, Inc.	(60)	(1,371)

		(12,836)

Oil, Gas & Consumable Fuels — (1.6)%

Apache Corp.	(115)	(1,637)

Devon Energy Corp.	(296)	(4,675)

Enbridge, Inc. (Canada)	(481)	(15,384)

Exxon Mobil Corp.	(205)	(8,463)

Hess Corp.	(157)	(8,296)

Marathon Oil Corp.	(530)	(3,532)

Occidental Petroleum Corp.	(399)	(6,915)

		(48,902)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Personal Products — 0.0% (d)

Coty, Inc., Class A	(171)	(1,203)

Pharmaceuticals — (0.4)%

Pfizer, Inc.	(289)	(10,650)

Viatris, Inc. *	(19)	(352)

		(11,002)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(39)	(4,339)

JB Hunt Transport Services, Inc.	(54)	(7,340)

		(11,679)

Semiconductors & Semiconductor Equipment — (0.7)%

Broadcom, Inc.	(24)	(10,594)

Intel Corp.	(205)	(10,225)

QUALCOMM, Inc.	(10)	(1,543)

		(22,362)

Software — (0.5)%

Adobe, Inc. *	(12)	(6,147)

fuboTV, Inc. *	(56)	(1,575)

Oracle Corp.	(86)	(5,586)

Palantir Technologies, Inc., Class A *	(44)	(1,030)

		(14,338)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(386)	(9,485)

NetApp, Inc.	(55)	(3,642)

Western Digital Corp.	(63)	(3,502)

Xerox Holdings Corp.	(125)	(2,896)

		(19,525)

Textiles, Apparel & Luxury Goods — (0.2)%

VF Corp.	(54)	(4,629)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(84)	(4,109)

Total Common Stocks (Proceeds $(743,397))		(784,839)

Total Short Positions (Proceeds $(743,397))		(784,839)

Total Investments — 99.8% (Cost $1,309,500)		3,027,747
Other Assets Less Liabilities — 0.2%		4,522

NET ASSETS — 100.0%		3,032,269

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,071,391,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	52	7,719

Northrop Grumman Corp.	56	17,003

Raytheon Technologies Corp.	349	24,959

		49,681

Air Freight & Logistics — 0.5%

FedEx Corp.	103	26,767

Airlines — 0.3%

Delta Air Lines, Inc.	148	5,965

Southwest Airlines Co.	192	8,965

		14,930

Auto Components — 0.2%

Magna International, Inc. (Canada)	141	9,977

Automobiles — 1.8%

General Motors Co.	273	11,356

Tesla, Inc. *	109	77,200

		88,556

Banks — 3.1%

Bank of America Corp.	765	23,180

Citigroup, Inc.	512	31,554

KeyCorp	1,159	19,025

Regions Financial Corp.	895	14,423

Truist Financial Corp.	239	11,436

US Bancorp	413	19,260

Wells Fargo & Co.	1,167	35,215

		154,093

Beverages — 1.3%

Coca-Cola Co. (The)	772	42,349

Constellation Brands, Inc., Class A	107	23,432

		65,781

Biotechnology — 2.5%

AbbVie, Inc.	512	54,843

Alexion Pharmaceuticals, Inc. *	142	22,228

Amgen, Inc.	16	3,697

Biogen, Inc. *	42	10,367

Regeneron Pharmaceuticals, Inc. *	28	13,767

Vertex Pharmaceuticals, Inc. *	73	17,179

		122,081

Building Products — 0.9%

Masco Corp.	299	16,420

Trane Technologies plc	178	25,884

		42,304

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	100	26,465

Intercontinental Exchange, Inc.	217	24,995

MarketAxess Holdings, Inc.	12	6,797

Morgan Stanley	664	45,476

MSCI, Inc.	7	3,208

S&P Global, Inc.	124	40,695

State Street Corp.	241	17,568

T. Rowe Price Group, Inc.	32	4,788

		169,992

Chemicals — 1.9%

Air Products and Chemicals, Inc.	34	9,244

Celanese Corp.	55	7,085

Dow, Inc.	119	6,602

DuPont de Nemours, Inc.	194	13,812

Eastman Chemical Co.	231	23,154

Linde plc (United Kingdom)	59	15,525

LyondellBasell Industries NV, Class A	78	7,165

PPG Industries, Inc.	67	9,720

		92,307

Commercial Services & Supplies — 0.1%

Cintas Corp.	17	5,846

Communications Equipment — 0.4%

Cisco Systems, Inc.	345	15,417

Motorola Solutions, Inc.	15	2,611

		18,028

Consumer Finance — 0.5%

Capital One Financial Corp.	241	23,779

Containers & Packaging — 0.6%

Avery Dennison Corp.	35	5,411

Crown Holdings, Inc. *	88	8,789

Packaging Corp. of America	31	4,249

WestRock Co.	214	9,319

		27,768

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	61	973

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	339	78,665

Voya Financial, Inc.	58	3,388

		82,053

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	664	38,989

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	203	8,575

NextEra Energy, Inc.	657	50,651

Xcel Energy, Inc.	177	11,808

		71,034

Electrical Equipment — 0.6%

Eaton Corp. plc	241	28,991

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	98	11,846

Entertainment — 1.2%

Netflix, Inc. *	106	57,303

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	111	11,071

Equinix, Inc.	31	22,057

Equity LifeStyle Properties, Inc.	64	4,077

Mid-America Apartment Communities, Inc.	69	8,757

Prologis, Inc.	232	23,125

Public Storage	15	3,441

Realty Income Corp.	33	2,044

Sun Communities, Inc.	21	3,229

UDR, Inc.	46	1,760

Ventas, Inc.	122	5,968

		85,529

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	48	18,268

Kroger Co. (The)	218	6,925

		25,193

Food Products — 0.6%

Mondelez International, Inc., Class A	533	31,160

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	61	6,657

ABIOMED, Inc. *	7	2,264

Baxter International, Inc.	259	20,780

Becton Dickinson and Co.	45	11,216

Boston Scientific Corp. *	548	19,714

DexCom, Inc. *	15	5,428

Edwards Lifesciences Corp. *	57	5,207

Intuitive Surgical, Inc. *	11	8,595

Medtronic plc	371	43,517

Zimmer Biomet Holdings, Inc.	181	27,868

		151,246

Health Care Providers & Services — 2.8%

Anthem, Inc.	41	13,009

Centene Corp. *	51	3,032

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Cigna Corp.	134	27,859

McKesson Corp.	155	26,887

UnitedHealth Group, Inc.	185	64,801

		135,588

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	118	13,178

Yum! Brands, Inc.	158	17,147

		30,325

Household Durables — 0.4%

Lennar Corp., Class A	259	19,780

Household Products — 1.7%

Kimberly-Clark Corp.	162	21,797

Procter & Gamble Co. (The)	433	60,251

		82,048

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	225	47,825

Insurance — 1.8%

Allstate Corp. (The)	239	26,231

American International Group, Inc.	135	5,129

Chubb Ltd.	115	17,639

Hartford Financial Services Group, Inc. (The)	164	8,010

Marsh & McLennan Cos., Inc.	55	6,399

MetLife, Inc.	50	2,327

Progressive Corp. (The)	251	24,858

		90,593

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A *	59	104,238

Alphabet, Inc., Class C *	48	83,530

Facebook, Inc., Class A *	369	100,728

		288,496

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	75	244,136

Booking Holdings, Inc. *	11	23,783

		267,919

IT Services — 6.1%

Accenture plc, Class A	211	55,128

Booz Allen Hamilton Holding Corp.	86	7,532

FleetCor Technologies, Inc. *	13	3,635

International Business Machines Corp.	148	18,674

Leidos Holdings, Inc.	182	19,088

Mastercard, Inc., Class A	233	83,007

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	294	68,893

Visa, Inc., Class A	204	44,725

		300,682

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	36	13,177

PerkinElmer, Inc.	17	2,483

Thermo Fisher Scientific, Inc.	120	56,019

Waters Corp. *	11	2,672

		74,351

Machinery — 2.0%

Cummins, Inc.	68	15,543

Deere & Co.	93	25,154

Parker-Hannifin Corp.	89	24,109

Snap-on, Inc.	45	7,725

Stanley Black & Decker, Inc.	146	26,006

		98,537

Media — 2.3%

Altice USA, Inc., Class A *	163	6,181

Charter Communications, Inc., Class A *	57	37,720

Comcast Corp., Class A	960	50,290

Discovery, Inc., Class A *	333	10,024

Discovery, Inc., Class C *	386	10,102

		114,317

Metals & Mining — 0.2%

Newmont Corp.	123	7,392

Multiline Retail — 0.8%

Dollar Tree, Inc. *	109	11,791

Target Corp.	164	28,870

		40,661

Multi-Utilities — 1.3%

Ameren Corp.	171	13,379

CMS Energy Corp.	174	10,632

DTE Energy Co.	92	11,157

Public Service Enterprise Group, Inc.	214	12,464

Sempra Energy	140	17,861

		65,493

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	74	1,209

Cheniere Energy, Inc. *	95	5,685

Chevron Corp.	415	35,038

ConocoPhillips	199	7,942

Diamondback Energy, Inc.	134	6,479

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

EOG Resources, Inc.	298	14,876

Kinder Morgan, Inc.	341	4,663

Phillips 66	190	13,295

Pioneer Natural Resources Co.	169	19,204

Williams Cos., Inc. (The)	306	6,126

		114,517

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	62	16,371

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	747	46,331

Eli Lilly and Co.	269	45,419

Johnson & Johnson	249	39,216

Merck & Co., Inc.	473	38,702

Pfizer, Inc.	135	4,985

		174,653

Professional Services — 0.1%

Verisk Analytics, Inc.	25	5,285

Road & Rail — 1.4%

CSX Corp.	87	7,918

Lyft, Inc., Class A *	131	6,429

Norfolk Southern Corp.	163	38,654

Union Pacific Corp.	67	14,013

		67,014

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. *	298	27,339

Analog Devices, Inc.	238	35,233

Applied Materials, Inc.	415	35,802

Intel Corp.	237	11,824

Lam Research Corp.	53	24,814

Microchip Technology, Inc.	75	10,385

Micron Technology, Inc. *	110	8,300

NVIDIA Corp.	79	41,495

NXP Semiconductors NV (Netherlands)	155	24,666

Qorvo, Inc. *	90	14,912

QUALCOMM, Inc.	56	8,509

Texas Instruments, Inc.	293	48,083

		291,362

Software — 8.3%

Fortinet, Inc. *	22	3,298

Intuit, Inc.	99	37,785

Microsoft Corp.	1,386	308,384

salesforce.com, Inc. *	206	45,906

Workday, Inc., Class A *	47	11,369

		406,742

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.3%

AutoZone, Inc. *	20	24,202

Best Buy Co., Inc.	231	23,058

Home Depot, Inc. (The)	169	44,795

Lowe’s Cos., Inc.	291	46,755

TJX Cos., Inc. (The)	333	22,723

		161,533

Technology Hardware, Storage & Peripherals — 7.4%

Apple, Inc.	2,617	347,297

Seagate Technology plc	267	16,603

		363,900

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	122	11,480

NIKE, Inc., Class B	252	35,646

		47,126

Tobacco — 1.2%

Altria Group, Inc.	628	25,754

Philip Morris International, Inc.	410	33,954

		59,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	267	36,020

Total Common Stocks (Cost $2,782,006)		4,904,445

Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $28,737)	28,730	28,744

Total Investments — 100.1% (Cost $2,810,743)		4,933,189
Liabilities in Excess of Other Assets — (0.1)%		(5,127)

NET ASSETS — 100.0%		4,928,062

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	151	03/2021	USD	28,277	603

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

Investments	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Auto Components — 2.2%

Aptiv plc	12	1,616

Banks — 5.2%

Bank of America Corp.	59	1,789

Citigroup, Inc.	35	2,143

		3,932

Biotechnology — 2.3%

Amgen, Inc.	5	1,036

Biogen, Inc. *	1	309

Gilead Sciences, Inc.	7	387

		1,732

Building Products — 4.4%

Owens Corning	14	1,036

Trane Technologies plc	11	1,638

Trex Co., Inc. *	8	653

		3,327

Capital Markets — 2.1%

S&P Global, Inc.	2	621

State Street Corp.	13	925

		1,546

Communications Equipment — 2.3%

Cisco Systems, Inc.	39	1,754

Containers & Packaging — 1.6%

Ball Corp.	13	1,229

Diversified Financial Services — 1.4%

Voya Financial, Inc.	18	1,066

Diversified Telecommunication Services — 3.1%

Verizon Communications, Inc.	40	2,322

Electric Utilities — 1.7%

NextEra Energy, Inc.	17	1,305

Electrical Equipment — 1.9%

Eaton Corp. plc	12	1,434

Entertainment — 6.5%

Electronic Arts, Inc.	6	884

Netflix, Inc. *	1	622

Walt Disney Co. (The) *	19	3,397

		4,903

Equity Real Estate Investment Trusts (REITs) — 4.2%

American Tower Corp.	3	727

Boston Properties, Inc.	11	1,056

Investments	Shares (000)	Value ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equinix, Inc.	1	693

Prologis, Inc.	7	671

		3,147

Food Products — 1.6%

General Mills, Inc.	20	1,168

Health Care Equipment & Supplies — 0.9%

Hologic, Inc. *	9	644

Health Care Providers & Services — 2.2%

Cigna Corp.	8	1,690

Household Products — 3.0%

Clorox Co. (The)	2	432

Procter & Gamble Co. (The)	13	1,855

		2,287

Insurance — 2.2%

Lincoln National Corp.	18	926

Travelers Cos., Inc. (The)	5	761

		1,687

IT Services — 4.8%

Accenture plc, Class A	3	825

Mastercard, Inc., Class A	8	2,781

		3,606

Life Sciences Tools & Services — 4.7%

Agilent Technologies, Inc.	7	885

Illumina, Inc. *	2	592

IQVIA Holdings, Inc. *	6	1,148

Thermo Fisher Scientific, Inc.	2	876

		3,501

Machinery — 4.6%

Deere & Co.	6	1,623

Parker-Hannifin Corp.	3	776

Xylem, Inc.	11	1,091

		3,490

Multiline Retail — 1.6%

Target Corp.	7	1,206

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	24	1,462

Merck & Co., Inc.	17	1,408

		2,870

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.0%

Applied Materials, Inc.	15	1,306

Lam Research Corp.	4	1,797

NVIDIA Corp.	2	830

Texas Instruments, Inc.	13	2,076

		6,009

Software — 14.7%

Adobe, Inc. *	2	800

Cadence Design Systems, Inc. *	11	1,528

Intuit, Inc.	4	1,656

Microsoft Corp.	28	6,153

salesforce.com, Inc. *	4	926

		11,063

Specialty Retail — 4.0%

Best Buy Co., Inc.	11	1,050

Home Depot, Inc. (The)	7	1,971

		3,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.4%

VF Corp.	12	1,060

Total Common Stocks (Cost $55,080)		72,615

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $2,419)	2,418	2,420

Total Investments — 99.6% (Cost $57,499)		75,035
Other Assets Less Liabilities — 0.4%		295

NET ASSETS — 100.0%		75,330

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	7	03/2021	USD	1,114	19

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.2%

General Dynamics Corp.	74	10,975

Northrop Grumman Corp.	33	10,184

Raytheon Technologies Corp.	205	14,646

		35,805

Airlines — 0.7%

Southwest Airlines Co.	160	7,456

Banks — 10.8%

Bank of America Corp.	741	22,453

Citigroup, Inc.	399	24,621

Citizens Financial Group, Inc.	139	4,973

M&T Bank Corp.	36	4,560

PNC Financial Services Group, Inc. (The)	99	14,766

Truist Financial Corp.	377	18,090

US Bancorp	182	8,476

Wells Fargo & Co.	760	22,926

		120,865

Beverages — 0.6%

PepsiCo, Inc.	45	6,712

Biotechnology — 2.0%

AbbVie, Inc.	111	11,897

Amgen, Inc.	26	5,935

Biogen, Inc. *	9	2,108

Vertex Pharmaceuticals, Inc. *	12	2,907

		22,847

Building Products — 0.9%

Trane Technologies plc	70	10,158

Capital Markets — 8.6%

BlackRock, Inc.	39	28,445

Charles Schwab Corp. (The)	215	11,416

Goldman Sachs Group, Inc. (The)	52	13,656

Morgan Stanley	302	20,714

S&P Global, Inc.	23	7,627

T. Rowe Price Group, Inc.	95	14,346

		96,204

Chemicals — 2.2%

Air Products and Chemicals, Inc.	38	10,427

Axalta Coating Systems Ltd. *	508	14,512

		24,939

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	93	8,967

Construction Materials — 0.8%

Vulcan Materials Co.	63	9,356

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.7%

American Express Co.	95	11,496

Capital One Financial Corp.	77	7,645

		19,141

Containers & Packaging — 0.4%

Ball Corp.	52	4,837

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	97	22,560

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	183	10,735

Electric Utilities — 2.1%

Entergy Corp.	46	4,638

NextEra Energy, Inc.	148	11,413

Xcel Energy, Inc.	110	7,301

		23,352

Electrical Equipment — 1.2%

Eaton Corp. plc	109	13,122

Entertainment — 0.9%

Walt Disney Co. (The) *	56	10,129

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	30	4,790

Ventas, Inc.	98	4,796

Vornado Realty Trust	84	3,134

		12,720

Food & Staples Retailing — 1.0%

Walmart, Inc.	76	11,006

Food Products — 0.9%

Mondelez International, Inc., Class A	182	10,662

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	47	11,882

Medtronic plc	161	18,829

		30,711

Health Care Providers & Services — 3.6%

Anthem, Inc.	17	5,439

Cigna Corp.	65	13,458

Humana, Inc.	11	4,336

UnitedHealth Group, Inc.	49	17,250

		40,483

Hotels, Restaurants & Leisure — 1.6%

Las Vegas Sands Corp.	124	7,384

McDonald’s Corp.	47	10,132

		17,516

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 0.4%

Newell Brands, Inc.	215	4,563

Household Products — 1.2%

Colgate-Palmolive Co.	157	13,386

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	56	11,875

Insurance — 4.1%

Chubb Ltd.	74	11,401

Hartford Financial Services Group, Inc. (The)	227	11,130

Loews Corp.	105	4,710

Marsh & McLennan Cos., Inc.	51	5,914

MetLife, Inc.	169	7,944

Prudential Financial, Inc.	61	4,737

		45,836

Interactive Media & Services — 1.9%

Alphabet, Inc., Class C *	12	21,858

Internet & Direct Marketing Retail — 0.9%

Booking Holdings, Inc. *	2	4,141

Expedia Group, Inc.	43	5,660

		9,801

IT Services — 1.6%

Fidelity National Information Services, Inc.	67	9,517

International Business Machines Corp.	65	8,122

		17,639

Machinery — 4.5%

Dover Corp.	136	17,227

Otis Worldwide Corp.	66	4,472

Parker-Hannifin Corp.	72	19,746

Stanley Black & Decker, Inc.	52	9,275

		50,720

Media — 2.6%

Comcast Corp., Class A	423	22,178

Discovery, Inc., Class A *	224	6,738

		28,916

Multi-Utilities — 1.7%

CMS Energy Corp.	240	14,661

Public Service Enterprise Group, Inc.	74	4,296

		18,957

Oil, Gas & Consumable Fuels — 4.1%

Chevron Corp.	154	13,006

ConocoPhillips	355	14,195

EOG Resources, Inc.	229	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Phillips 66	36	2,522

Valero Energy Corp.	78	4,397

		45,544

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	348	21,557

Eli Lilly and Co.	70	11,794

Johnson & Johnson	132	20,842

Merck & Co., Inc.	101	8,238

Pfizer, Inc.	177	6,513

		68,944

Road & Rail — 2.0%

CSX Corp.	79	7,148

Kansas City Southern	74	15,051

		22,199

Semiconductors & Semiconductor Equipment — 5.3%

Analog Devices, Inc.	144	21,257

Lam Research Corp.	9	4,213

NXP Semiconductors NV (Netherlands)	74	11,769

Texas Instruments, Inc.	132	21,676

		58,915

Software — 1.8%

Microsoft Corp.	89	19,868

Specialty Retail — 5.0%

AutoZone, Inc. *	10	11,378

Home Depot, Inc. (The)	65	17,349

Lowe’s Cos., Inc.	73	11,779

TJX Cos., Inc. (The)	219	14,967

		55,473

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	69	9,144

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	100	14,209

Tobacco — 1.4%

Philip Morris International, Inc.	197	16,288

Total Common Stocks (Cost $769,988)		1,104,418

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $31,521)	31,505	31,520

Total Investments — 101.5% (Cost $801,509)		1,135,938
Liabilities in Excess of Other Assets — (1.5)%		(16,969)

NET ASSETS — 100.0%		1,118,969

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$102,610		$35,287,402	$282,569		$14,344,644
Investments in affiliates, at value	3,350		1,067,589	1,271		675,807
Options purchased, at value	—		—	—		337,242
Cash	—	(a)	99	—	(a)	—	(a)
Deposits at broker for futures contracts	—		—	—		32,034
Receivables:
Investment securities sold	—		—	13,011		1,329,251
Fund shares sold	2		122,367	727		196,218
Interest from non-affiliates	—		—	1,295		—
Dividends from non-affiliates	43		69,565	358		13,783
Dividends from affiliates	—		3	—		9
Variation margin on futures contracts	—		—	—		4,665
Prepaid expenses	—		—	—		204

Total Assets	106,005		36,547,025	299,231		16,933,857

LIABILITIES:
Payables:
Distributions	—		—	405		—
Investment securities purchased	—		8,116	10,207		2,021,216
Fund shares redeemed	6		113,670	1,224		11,827
Outstanding options written, at fair value	—		—	—		341,100
Accrued liabilities:
Investment advisory fees	36		11,965	34		2,953
Administration fees	2		1,336	1		820
Distribution fees	4		1,730	10		380
Service fees	15		4,209	52		2,708
Custodian and accounting fees	6		109	12		60
Trustees’ and Chief Compliance Officer’s fees	1		—	2		2
Other	90		986	72		153

Total Liabilities	160		142,121	12,019		2,381,219

Net Assets	$105,845		$36,404,904	$287,212		$14,552,638

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$64,846	$27,635,578	$290,127	$12,775,118
Total distributable earnings (loss)	40,999	8,769,326	(2,915)	1,777,520

Total Net Assets	$105,845	$36,404,904	$287,212	$14,552,638

Net Assets:
Class A	$7,770	$3,818,179	$20,443	$712,476
Class C	3,573	1,359,361	10,936	382,869
Class I	64,733	14,062,687	217,986	12,182,645
Class R2	—	70,167	—	—
Class R3	—	230,221	—	—
Class R4	—	160,019	—	—
Class R5	—	1,401,252	74	3,728
Class R6	29,769	15,303,018	37,773	1,270,920

Total	$105,845	$36,404,904	$287,212	$14,552,638

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	256	197,103	1,434	29,868
Class C	124	71,683	767	16,156
Class I	2,093	712,724	15,290	509,232
Class R2	—	3,640	—	—
Class R3	—	11,895	—	—
Class R4	—	8,115	—	—
Class R5	—	70,962	5	156
Class R6	969	775,620	2,650	53,006

Net Asset Value (a):
Class A — Redemption price per share	$30.30	$19.37	$14.26	$23.85
Class C — Offering price per share (b)	28.75	18.96	14.26	23.70
Class I — Offering and redemption price per share	30.93	19.73	14.26	23.92
Class R2 — Offering and redemption price per share	—	19.28	—	—
Class R3 — Offering and redemption price per share	—	19.35	—	—
Class R4 — Offering and redemption price per share	—	19.72	—	—
Class R5 — Offering and redemption price per share	—	19.75	14.25	23.96
Class R6 — Offering and redemption price per share	30.74	19.73	14.26	23.98
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.98	$20.44	$15.05	$25.17

Cost of investments in non-affiliates	$61,259	$26,001,247	$245,171	$10,576,181
Cost of investments in affiliates	3,350	1,067,536	1,271	675,807
Cost of options purchased	—	—	—	345,846
Premiums received from options written	—	—	—	334,309

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$246,948		$31,152,982		$1,665,941		$18,294,947
Investments in affiliates, at value	3,492		1,289,196		32,093		403,771
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	427		205,241		18,236		—
Cash	3		139		3		33
Deposits at broker for futures contracts	274		—		—		17,886
Receivables:
Investment securities sold	1,113		22,843		—		35,369
Fund shares sold	99		94,509		5,653		21,088
Dividends from non-affiliates	370		6,415		1,452		10,270
Dividends from affiliates	—		4		—	(a)	1
Securities lending income (See Note 2.B.)	—	(a)	40		3		—
Variation margin on futures contracts	10		—		—		1,712

Total Assets	252,736		32,771,369		1,723,381		18,785,077

LIABILITIES:
Payables:
Investment securities purchased	1,732		183,134		—		61,470
Collateral received on securities loaned (See Note 2.B.)	427		205,241		18,236		—
Fund shares redeemed	476		75,804		1,458		48,020
Accrued liabilities:
Investment advisory fees	40		10,777		513		5,788
Administration fees	1		528		74		777
Distribution fees	19		1,493		60		618
Service fees	38		3,239		119		1,024
Custodian and accounting fees	8		7		17		56
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1		2
Other	173		220		153		546

Total Liabilities	2,914		480,443		20,631		118,301

Net Assets	$249,822		$32,290,926		$1,702,750		$18,666,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$202,289	$15,670,613	$1,365,288	$11,273,172
Total distributable earnings (loss)	47,533	16,620,313	337,462	7,393,604

Total Net Assets	$249,822	$32,290,926	$1,702,750	$18,666,776

Net Assets:
Class A	$51,862	$4,560,705	$139,049	$1,412,328
Class C	9,806	726,684	38,093	304,477
Class I	119,482	9,697,818	419,904	1,411,013
Class L	—	—	—	2,673,394
Class R2	2,689	142,126	14,890	252,713
Class R3	—	173,937	13	153,560
Class R4	—	133,213	11	31,016
Class R5	3,741	958,797	21,544	957,331
Class R6	62,242	15,897,646	1,069,246	11,470,944

Total	$249,822	$32,290,926	$1,702,750	$18,666,776

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,719	77,342	8,220	74,413
Class C	331	17,085	2,355	16,728
Class I	3,924	161,242	25,294	74,073
Class L	—	—	—	140,085
Class R2	90	2,532	888	13,473
Class R3	—	2,931	1	8,126
Class R4	—	2,219	1	1,631
Class R5	123	15,503	1,284	50,140
Class R6	2,041	254,584	64,174	599,401

Net Asset Value (a):
Class A — Redemption price per share	$30.17	$58.97	$16.92	$18.98
Class C — Offering price per share (b)	29.63	42.53	16.17	18.20
Class I — Offering and redemption price per share	30.45	60.14	16.60	19.05
Class L — Offering and redemption price per share	—	—	—	19.08
Class R2 — Offering and redemption price per share	29.85	56.13	16.77	18.76
Class R3 — Offering and redemption price per share	—	59.35	16.59	18.90
Class R4 — Offering and redemption price per share	—	60.04	16.94	19.02
Class R5 — Offering and redemption price per share	30.50	61.85	16.78	19.09
Class R6 — Offering and redemption price per share	30.50	62.45	16.66	19.14
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.84	$62.24	$17.86	$20.03

Cost of investments in non-affiliates	$202,360	$16,902,448	$1,304,108	$11,141,568
Cost of investments in affiliates	3,492	1,289,076	32,096	403,806
Investment securities on loan, at value (See Note 2.B.)	418	176,206	17,592	—
Cost of investment of cash collateral (See Note 2.B.)	427	205,242	18,236	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$1,268,470		$3,798,741		$4,904,445		$72,615		$1,104,418
Investments in affiliates, at value	19,433		13,845		28,744		2,420		31,520
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	12,910		—		—		—		—
Cash	3		29		4		—	(a)	41
Deposits at broker for futures contracts	970		—		1,836		144		—
Receivables:
Investment securities sold	—		—		7,324		—		—
Fund shares sold	1,744		12,228		1,800		338		1,903
Dividends from non-affiliates	498		2,851		4,623		60		1,195
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Tax reclaims	—		10		6		—		—
Securities lending income (See Note 2.B.)	2		—		—		—		—
Variation margin on futures contracts	58		—		159		6		—
Due from adviser	—		—		—		21		—

Total Assets	1,304,088		3,827,704		4,948,941		75,604		1,139,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—	(a)	—		—		—
Securities sold short, at value	—		784,839		—		—		—
Dividend expense to non-affiliates on securities sold short	—		1,479		—		—		—
Investment securities purchased	—		—		9,552		182		18,697
Interest expense to non-affiliates on securities sold short	—		464		—		—		—
Collateral received on securities loaned (See Note 2.B.)	12,910		—		—		—		—
Fund shares redeemed	3,214		6,025		10,039		68		658
Accrued liabilities:
Investment advisory fees	277		1,646		809		—		325
Administration fees	54		160		165		—		45
Distribution fees	60		93		43		5		110
Service fees	86		313		70		2		184
Custodian and accounting fees	8		84		14		9		12
Trustees’ and Chief Compliance Officer’s fees	1		1		—	(a)	2		2
Other	55		331		187		6		75

Total Liabilities	16,665		795,435		20,879		274		20,108

Net Assets	$1,287,423		$3,032,269		$4,928,062		$75,330		$1,118,969

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$763,472	$1,137,486	$2,776,881	$58,275	$784,131
Total distributable earnings (loss)	523,951	1,894,783	2,151,181	17,055	334,838

Total Net Assets	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Net Assets:
Class A	$109,146	$318,497	$196,718	$15,703	$439,142
Class C	29,184	36,711	—	2,868	28,077
Class I	155,603	2,084,388	657,940	42,671	516,903
Class R2	46,255	5,345	—	—	1,738
Class R3	—	—	—	—	709
Class R4	—	—	—	—	1,380
Class R5	220,673	43,184	—	—	108
Class R6	726,562	544,144	4,073,404	14,088	130,912

Total	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,720	13,590	6,251	309	8,041
Class C	470	1,746	—	58	579
Class I	2,400	86,809	20,668	835	8,923
Class R2	750	242	—	—	32
Class R3	—	—	—	—	12
Class R4	—	—	—	—	24
Class R5	3,465	1,783	—	—	2
Class R6	11,411	22,501	128,143	276	2,242
Net Asset Value (a):
Class A — Redemption price per share	$63.47	$23.44	$31.47	$50.74	$54.61
Class C — Offering price per share (b)	62.02	21.02	—	49.73	48.50
Class I — Offering and redemption price per share	64.84	24.01	31.83	51.11	57.93
Class R2 — Offering and redemption price per share	61.63	22.10	—	—	54.72
Class R3 — Offering and redemption price per share	—	—	—	—	57.82
Class R4 — Offering and redemption price per share	—	—	—	—	57.91
Class R5 — Offering and redemption price per share	63.69	24.22	—	—	58.37
Class R6 — Offering and redemption price per share	63.67	24.18	31.79	51.09	58.38
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$66.99	$24.74	$33.21	$53.55	$57.64

Cost of investments in non-affiliates	$771,082	$2,039,051	$2,782,006	$55,080	$769,988
Cost of investments in affiliates	19,430	13,846	28,737	2,419	31,521
Investment securities on loan, at value (See Note 2.B.)	12,768	—	—	—	—
Cost of investment of cash collateral (See Note 2.B.)	12,910	—	—	—	—
Proceeds from securities sold short	—	743,397	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$13,041	$—
Interest income from affiliates	—	—	13	—
Dividend income from non-affiliates	583	426,403	1,935	87,623
Dividend income from affiliates	3	687	3	32
Non-cash dividend income from non-affiliates	—	—	—	5,352
Income from securities lending (net) (See Note 2.B.)	— (a)	—	—	—

Total investment income	586	427,090	14,992	93,007

EXPENSES:
Investment advisory fees	239	65,070	309	14,723
Administration fees	36	7,484	93	4,275
Distribution fees:
Class A	8	4,462	21	765
Class C	12	5,020	26	1,173
Class R2	—	185	—	—
Class R3	—	248	—	—
Service fees:
Class A	8	4,462	21	765
Class C	4	1,673	9	391
Class I	74	15,303	248	12,247
Class R2	—	92	—	—
Class R3	—	248	—	—
Class R4	—	169	—	—
Class R5	—	666	— (a)	2
Custodian and accounting fees	13	561	27	141
Interest expense to affiliates	—	—	4	—
Professional fees	28	173	77	89
Trustees’ and Chief Compliance Officer’s fees	13	59	15	30
Printing and mailing costs	4	759	13	215
Registration and filing fees	33	636	65	287
Transfer agency fees (See Note 2.J.)	2	488	3	87
Other	5	286	7	115

Total expenses	479	108,044	938	35,305

Less fees waived	(88)	(493)	(178)	(223)
Less expense reimbursements	—	—	(1)	—

Net expenses	391	107,551	759	35,082

Net investment income (loss)	195	319,539	14,233	57,925

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,796	383,214	(7,684)	51,688
Investments in affiliates	(1)	340	(3)	—
Options purchased	—	—	—	(847,357)
Futures contracts	—	—	—	57,004
Options written	—	—	—	(491,313)

Net realized gain (loss)	4,795	383,554	(7,687)	(1,229,978)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,054	5,381,108	29,655	2,268,494
Investments in affiliates	(1)	(616)	— (a)	—
Options purchased	—	—	—	2,359
Futures contracts	—	—	—	(1,228)
Options written	—	—	—	(2,218)

Change in net unrealized appreciation/depreciation	18,053	5,380,492	29,655	2,267,407

Net realized/unrealized gains (losses)	22,848	5,764,046	21,968	1,037,429

Change in net assets resulting from operations	$23,043	$6,083,585	$36,201	$1,095,354

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	2,151	65,311	12,010	118,697
Dividend income from affiliates	4	1,172	21	203
Non-cash dividend income from non-affiliates	876	—	—	—
Income from securities lending (net) (See Note 2.B.)	3	1,327	30	53

Total investment income	3,034	67,813	12,061	118,953

EXPENSES:
Investment advisory fees	363	63,728	2,856	33,789
Administration fees	91	7,434	536	5,529
Distribution fees:
Class A	63	5,037	158	1,842
Class C	38	2,653	129	1,087
Class R2	7	336	44	601
Class R3	—	161	— (a)	170
Service fees:
Class A	63	5,037	158	1,842
Class C	13	884	43	362
Class I	143	10,711	391	1,526
Class L	—	—	—	1,105
Class R2	3	168	22	300
Class R3	—	161	— (a)	170
Class R4	—	128	3	32
Class R5	2	452	10	447
Custodian and accounting fees	18	407	30	266
Interest expense to affiliates	—	—	—	— (a)
Professional fees	29	129	34	104
Trustees’ and Chief Compliance Officer’s fees	12	52	16	38
Printing and mailing costs	41	351	35	103
Registration and filing fees	53	434	70	142
Transfer agency fees (See Note 2.J.)	7	353	51	204
Other	8	228	19	176

Total expenses	954	98,844	4,605	49,835

Less fees waived	(217)	(11,473)	(514)	(3,165)
Less expense reimbursements	(1)	—	(8)	(44)

Net expenses	736	87,371	4,083	46,626

Net investment income (loss)	2,298	(19,558)	7,978	72,327

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,756	3,132,133	53,866	826,727
Investments in affiliates	(1)	25	(5)	(67)
Futures contracts	295	—	—	31,651

Net realized gain (loss)	10,050	3,132,158	53,861	858,311

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	33,659	4,004,166	362,071	2,761,840
Investments in affiliates	(2)	(517)	(2)	(35)
Futures contracts	38	—	—	5,543

Change in net unrealized appreciation/depreciation	33,695	4,003,649	362,069	2,767,348

Net realized/unrealized gains (losses)	43,745	7,135,807	415,930	3,625,659

Change in net assets resulting from operations	$46,043	$7,116,249	$423,908	$3,697,986

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,961	$26,755	$32,888	$456	$10,671
Dividend income from affiliates	26	19	43	2	26
Non-cash dividend income from non-affiliates	2,779	—	2,564	—	—
Income from securities lending (net) (See Note 2.B.)	27	—	—	— (a)	—

Total investment income	5,793	26,774	35,495	458	10,697

EXPENSES:
Investment advisory fees	1,811	10,532	5,816	86	1,869
Administration fees	453	1,215	1,745	22	350
Distribution fees:
Class A	131	389	248	17	593
Class C	109	180	—	10	103
Class R2	109	12	—	—	3
Class R3	—	—	—	—	1
Service fees:
Class A	131	389	248	17	593
Class C	36	60	—	3	34
Class I	188	2,807	760	48	328
Class L (b)	—	—	2	—	—
Class R2	55	6	—	—	2
Class R3	—	—	—	—	1
Class R4	—	—	—	—	1
Class R5	103	21	—	—	— (a)
Custodian and accounting fees	22	66	77	15	16
Interest expense to affiliates	—	1	—	—	—
Professional fees	35	49	50	50	37
Trustees’ and Chief Compliance Officer’s fees	15	18	19	15	16
Printing and mailing costs	15	44	11	11	30
Registration and filing fees	46	68	27	27	52
Transfer agency fees (See Note 2.J.)	28	48	31	2	81
Dividend expense to non-affiliates on securities sold short	—	11,811	—	—	—
Interest expense to non-affiliates on securities sold short	—	2,594	—	—	—
Other	14	43	52	4	14

Total expenses	3,301	30,353	9,086	327	4,124

Less fees waived	(403)	(2,059)	(2,648)	(168)	(423)
Less expense reimbursements	—	(2)	— (a)	(22)	(2)

Net expenses	2,898	28,292	6,438	137	3,699

Net investment income (loss)	2,895	(1,518)	29,057	321	6,998

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	72,573	568,497	132,058	135	14,154
Investments in affiliates	(3)	(3)	(18)	(1)	9
Futures contracts	1,902	722	5,905	99	—
Securities sold short	—	(57,610)	—	—	—

Net realized gain (loss)	74,472	511,606	137,945	233	14,163

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	154,751	296,077	790,338	10,167	168,062
Investments in affiliates	(7)	(5)	— (a)	1	(19)
Futures contracts	249	24	(389)	19	—
Securities sold short	—	(109,650)	—	—	—

Change in net unrealized appreciation/depreciation	154,993	186,446	789,949	10,187	168,043

Net realized/unrealized gains (losses)	229,465	698,052	927,894	10,420	182,206

Change in net assets resulting from operations	$232,360	$696,534	$956,951	$10,741	$189,204

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$195	$790	$319,539	$603,430
Net realized gain (loss)	4,795	11,963	383,554	(525,251)
Change in net unrealized appreciation/depreciation	18,053	(8,470)	5,380,492	(2,030,903)

Change in net assets resulting from operations	23,043	4,283	6,083,585	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(29,694)	(100,496)
Class C	(403)	(540)	(7,941)	(36,790)
Class I	(7,180)	(10,258)	(117,324)	(324,790)
Class R2	—	—	(511)	(2,344)
Class R3	—	—	(1,689)	(4,859)
Class R4	—	—	(1,294)	(2,895)
Class R5	—	—	(13,541)	(46,903)
Class R6	(3,356)	(4,735)	(146,073)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(318,067)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,549	(9,562)	1,084,449	8,758,465

NET ASSETS:
Change in net assets	20,791	(21,774)	6,849,967	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$105,845	$85,054	$36,404,904	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,233	$13,512	$57,925	$103,479
Net realized gain (loss)	(7,687)	(29,238)	(1,229,978)	(469,890)
Change in net unrealized appreciation/depreciation	29,655	4,460	2,267,407	902,244

Change in net assets resulting from operations	36,201	(11,266)	1,095,354	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(942)	(857)	(3,547)	(3,986)
Class C	(377)	(258)	(1,096)	(836)
Class I	(11,401)	(12,367)	(69,581)	(62,588)
Class R5	(2)	(2)	(27)	(32)
Class R6	(1,513)	(39)	(8,717)	(8,633)

Total distributions to shareholders	(14,235)	(13,523)	(82,968)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	73,516	162,286	4,798,660	3,226,028

NET ASSETS:
Change in net assets	95,482	137,497	5,811,046	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$287,212	$191,730	$14,552,638	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,298	$15,342	$(19,558)	$50,317
Net realized gain (loss)	10,050	46,835	3,132,158	1,883,835
Change in net unrealized appreciation/depreciation	33,695	(120,484)	4,003,649	3,286,948

Change in net assets resulting from operations	46,043	(58,307)	7,116,249	5,221,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,492)	(5,592)	(229,243)	(307,305)
Class C	(275)	(1,365)	(49,805)	(82,111)
Class I	(3,522)	(54,344)	(484,046)	(568,389)
Class R2	(79)	(314)	(7,546)	(16,104)
Class R3	—	—	(8,542)	(7,619)
Class R4	—	—	(6,602)	(2,550)
Class R5	(120)	(3,383)	(48,291)	(83,447)
Class R6	(1,925)	(11,681)	(774,029)	(964,234)

Total distributions to shareholders	(7,413)	(76,679)	(1,608,104)	(2,031,759)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,574)	(586,626)	3,517,615	4,163,215

NET ASSETS:
Change in net assets	(5,944)	(721,612)	9,025,760	7,352,556
Beginning of period	255,766	977,378	23,265,166	15,912,610

End of period	$249,822	$255,766	$32,290,926	$23,265,166

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,978	$24,035	$72,327	$156,956
Net realized gain (loss)	53,861	(22,822)	858,311	1,074,096
Change in net unrealized appreciation/depreciation	362,069	(109,305)	2,767,348	588,905

Change in net assets resulting from operations	423,908	(108,092)	3,697,986	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(545)	(2,660)	(80,700)	(161,648)
Class C	(69)	(354)	(17,527)	(26,242)
Class I	(1,902)	(4,022)	(82,454)	(97,817)
Class L	—	—	(157,734)	(142,043)
Class R2	(42)	(207)	(14,651)	(21,799)
Class R3	— (a)	— (a)	(8,514)	(11,145)
Class R4	— (a)	(193)	(1,776)	(2,149)
Class R5	(125)	(425)	(56,320)	(80,738)
Class R6	(6,434)	(15,475)	(671,569)	(925,117)

Total distributions to shareholders	(9,117)	(23,336)	(1,091,245)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,962	(19,703)	1,121,273	286,006

NET ASSETS:
Change in net assets	442,753	(151,131)	3,728,014	637,265
Beginning of period	1,259,997	1,411,128	14,938,762	14,301,497

End of period	$1,702,750	$1,259,997	$18,666,776	$14,938,762

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,895	$16,629	$(1,518)	$16,065
Net realized gain (loss)	74,472	88,286	511,606	1,461,601
Change in net unrealized appreciation/depreciation	154,993	54,387	186,446	(1,045,105)

Change in net assets resulting from operations	232,360	159,302	696,534	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,477	(56,713)	45,232	(2,626,307)

NET ASSETS:
Change in net assets	173,041	(33,956)	(18,037)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,287,423	$1,114,382	$3,032,269	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,057	$79,253	$321	$428
Net realized gain (loss)	137,945	809,145	233	253
Change in net unrealized appreciation/depreciation	789,949	(499,565)	10,187	2,768

Change in net assets resulting from operations	956,951	388,833	10,741	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,821)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(21,943)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(137,962)	(463,809)	(247)	—

Total distributions to shareholders	(166,726)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(226,927)	(1,284,816)	25,112	9,075

NET ASSETS:
Change in net assets	563,298	(1,450,582)	34,630	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$4,928,062	$4,364,764	$75,330	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,998	$11,575
Net realized gain (loss)	14,163	1,992
Change in net unrealized appreciation/depreciation	168,043	(46,631)

Change in net assets resulting from operations	189,204	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,480)	(19,342)
Class C	(535)	(1,019)
Class I	(7,655)	(3,705)
Class R2	(28)	(16)
Class R3	(12)	(2)
Class R4	(23)	(12)
Class R5	(2)	(3)
Class R6	(2,795)	(2,189)

Total distributions to shareholders	(19,530)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	222,441	133,703

NET ASSETS:
Change in net assets	392,115	74,351
Beginning of period	726,854	652,503

End of period	$1,118,969	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,653	$2,181	$583,020	$1,164,544
Distributions reinvested	862	962	27,674	95,360
Cost of shares redeemed	(1,200)	(2,204)	(659,311)	(977,172)

Change in net assets resulting from Class A capital transactions	1,315	939	(48,617)	282,732

Class C
Proceeds from shares issued	41	409	86,241	366,152
Distributions reinvested	403	540	7,278	32,079
Cost of shares redeemed	(405)	(490)	(321,337)	(334,932)

Change in net assets resulting from Class C capital transactions	39	459	(227,818)	63,299

Class I
Proceeds from shares issued	353	4,205	2,507,641	5,501,467
Distributions reinvested	7,180	10,183	105,388	291,290
Cost of shares redeemed	(2,116)	(30,218)	(1,432,422)	(3,044,873)

Change in net assets resulting from Class I capital transactions	5,417	(15,830)	1,180,607	2,747,884

Class R2
Proceeds from shares issued	—	—	6,639	23,230
Distributions reinvested	—	—	500	2,243
Cost of shares redeemed	—	—	(22,334)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(15,195)	(14,814)

Class R3
Proceeds from shares issued	—	—	49,993	92,006
Distributions reinvested	—	—	1,362	4,162
Cost of shares redeemed	—	—	(26,021)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	25,334	49,871

Class R4
Proceeds from shares issued	—	—	44,763	71,534
Distributions reinvested	—	—	1,294	2,895
Cost of shares redeemed	—	—	(16,768)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	29,289	50,613

Class R5
Proceeds from shares issued	—	—	150,733	478,990
Distributions reinvested	—	—	13,143	44,948
Cost of shares redeemed	—	—	(228,288)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(64,412)	(69,788)

Class R6
Proceeds from shares issued	1,335	7,519	2,441,048	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	139,482	377,452
Cost of shares redeemed	(1,910)	(7,384)	(2,375,269)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,778	4,870	205,261	5,648,668

Total change in net assets resulting from capital transactions	$9,549	$(9,562)	$1,084,449	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	54	79	32,819	67,608
Reinvested	29	35	1,540	5,373
Redeemed	(40)	(84)	(36,681)	(57,395)

Change in Class A Shares	43	30	(2,322)	15,586

Class C
Issued	— (a)	17	4,914	21,351
Reinvested	15	21	412	1,838
Redeemed	(14)	(21)	(18,673)	(20,307)

Change in Class C Shares	1	17	(13,347)	2,882

Class I
Issued	13	143	137,311	317,929
Reinvested	239	366	5,752	16,183
Redeemed	(69)	(1,079)	(79,735)	(181,493)

Change in Class I Shares	183	(570)	63,328	152,619

Class R2
Issued	—	—	376	1,382
Reinvested	—	—	28	126
Redeemed	—	—	(1,236)	(2,304)

Change in Class R2 Shares	—	—	(832)	(796)

Class R3
Issued	—	—	2,783	5,236
Reinvested	—	—	76	235
Redeemed	—	—	(1,468)	(2,666)

Change in Class R3 Shares	—	—	1,391	2,805

Class R4
Issued	—	—	2,525	3,947
Reinvested	—	—	70	162
Redeemed	—	—	(918)	(1,344)

Change in Class R4 Shares	—	—	1,677	2,765

Class R5
Issued	—	—	8,252	26,787
Reinvested	—	—	718	2,489
Redeemed	—	—	(12,420)	(33,212)

Change in Class R5 Shares	—	—	(3,450)	(3,936)

Class R6
Issued	44	264	133,993	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	7,625	21,032
Redeemed	(64)	(290)	(132,656)	(128,412)

Change in Class R6 Shares	92	144	8,962	313,733

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,048	$25,022	$306,428	$495,566
Distributions reinvested	892	852	3,523	3,972
Cost of shares redeemed	(8,983)	(11,252)	(123,626)	(348,671)

Change in net assets resulting from Class A capital transactions	5,957	14,622	186,325	150,867

Class C
Proceeds from shares issued	5,957	5,247	133,641	128,940
Distributions reinvested	372	254	1,095	835
Cost of shares redeemed	(736)	(238)	(25,353)	(56,070)

Change in net assets resulting from Class C capital transactions	5,593	5,263	109,383	73,705

Class I
Proceeds from shares issued	84,586	165,512	5,399,192	5,474,198
Distributions reinvested	11,302	12,358	67,176	59,927
Cost of shares redeemed	(69,712)	(36,261)	(1,292,098)	(2,956,713)

Change in net assets resulting from Class I capital transactions	26,176	141,609	4,174,270	2,577,412

Class R5
Proceeds from shares issued	49	—	740	1,405
Distributions reinvested	2	2	27	32
Cost of shares redeemed	—	—	(302)	(550)

Change in net assets resulting from Class R5 capital transactions	51	2	465	887

Class R6
Proceeds from shares issued	37,049	939	520,546	755,421
Distributions reinvested	30	25	3,937	3,351
Cost of shares redeemed	(1,340)	(174)	(196,266)	(335,615)

Change in net assets resulting from Class R6 capital transactions	35,739	790	328,217	423,157

Total change in net assets resulting from capital transactions	$73,516	$162,286	$4,798,660	$3,226,028

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,019	1,779	13,379	23,862
Reinvested	65	66	152	190
Redeemed	(646)	(857)	(5,347)	(17,011)

Change in Class A Shares	438	988	8,184	7,041

Class C
Issued	431	362	5,845	6,200
Reinvested	27	19	48	40
Redeemed	(54)	(19)	(1,109)	(2,757)

Change in Class C Shares	404	362	4,784	3,483

Class I
Issued	6,142	11,688	234,803	261,714
Reinvested	823	917	2,880	2,858
Redeemed	(5,053)	(2,849)	(55,775)	(145,069)

Change in Class I Shares	1,912	9,756	181,908	119,503

Class R5
Issued	3	—	33	66
Reinvested	— (a)	1	1	2
Redeemed	—	—	(13)	(26)

Change in Class R5 Shares	3	1	21	42

Class R6
Issued	2,692	64	22,531	36,462
Reinvested	2	2	168	159
Redeemed	(97)	(14)	(8,474)	(16,768)

Change in Class R6 Shares	2,597	52	14,225	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,519	$6,903	$939,227	$1,093,424
Distributions reinvested	1,429	5,106	209,955	290,772
Cost of shares redeemed	(10,792)	(23,459)	(640,641)	(1,019,134)

Change in net assets resulting from Class A capital transactions	(5,844)	(11,450)	508,541	365,062

Class C
Proceeds from shares issued	564	567	147,576	194,307
Distributions reinvested	271	1,288	45,342	64,738
Cost of shares redeemed	(3,628)	(7,152)	(301,411)	(147,910)

Change in net assets resulting from Class C capital transactions	(2,793)	(5,297)	(108,493)	111,135

Class I
Proceeds from shares issued	4,148	134,333	1,952,293	2,721,471
Distributions reinvested	3,498	54,229	446,730	522,530
Cost of shares redeemed	(20,506)	(689,651)	(1,423,479)	(1,843,411)

Change in net assets resulting from Class I capital transactions	(12,860)	(501,089)	975,544	1,400,590

Class R2
Proceeds from shares issued	201	765	22,963	36,135
Distributions reinvested	72	218	7,039	13,984
Cost of shares redeemed	(658)	(2,045)	(32,702)	(83,183)

Change in net assets resulting from Class R2 capital transactions	(385)	(1,062)	(2,700)	(33,064)

Class R3
Proceeds from shares issued	—	—	78,272	51,615
Distributions reinvested	—	—	5,581	4,020
Cost of shares redeemed	—	—	(23,539)	(23,556)

Change in net assets resulting from Class R3 capital transactions	—	—	60,314	32,079

Class R4
Proceeds from shares issued	—	—	59,311	49,115
Distributions reinvested	—	—	6,602	2,550
Cost of shares redeemed	—	—	(15,685)	(6,458)

Change in net assets resulting from Class R4 capital transactions	—	—	50,228	45,207

Class R5
Proceeds from shares issued	306	2,988	116,993	172,183
Distributions reinvested	120	3,383	46,287	78,312
Cost of shares redeemed	(1,647)	(48,472)	(166,386)	(278,117)

Change in net assets resulting from Class R5 capital transactions	(1,221)	(42,101)	(3,106)	(27,622)

Class R6
Proceeds from shares issued	4,296	55,961	3,033,803	3,367,122
Distributions reinvested	1,924	11,672	744,667	931,375
Cost of shares redeemed	(27,691)	(93,260)	(1,741,183)	(2,028,669)

Change in net assets resulting from Class R6 capital transactions	(21,471)	(25,627)	2,037,287	2,269,828

Total change in net assets resulting from capital transactions	$(44,574)	$(586,626)	$3,517,615	$4,163,215

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	128	238	16,850	26,425
Reinvested	51	173	3,665	7,477
Redeemed	(391)	(800)	(11,459)	(24,532)

Change in Class A Shares	(212)	(389)	9,056	9,370

Class C
Issued	20	22	3,592	6,347
Reinvested	10	44	1,097	2,250
Redeemed	(134)	(250)	(7,411)	(4,817)

Change in Class C Shares	(104)	(184)	(2,722)	3,780

Class I
Issued	148	4,400	34,498	64,836
Reinvested	123	1,759	7,640	13,208
Redeemed	(741)	(23,872)	(25,199)	(44,234)

Change in Class I Shares	(470)	(17,713)	16,939	33,810

Class R2
Issued	8	25	430	906
Reinvested	2	8	129	376
Redeemed	(24)	(72)	(611)	(2,121)

Change in Class R2 Shares	(14)	(39)	(52)	(839)

Class R3
Issued	—	—	1,390	1,251
Reinvested	—	—	97	103
Redeemed	—	—	(420)	(568)

Change in Class R3 Shares	—	—	1,067	786

Class R4
Issued	—	—	1,053	1,166
Reinvested	—	—	113	64
Redeemed	—	—	(273)	(157)

Change in Class R4 Shares	—	—	893	1,073

Class R5
Issued	11	101	2,001	3,989
Reinvested	4	110	770	1,927
Redeemed	(59)	(1,585)	(2,832)	(6,525)

Change in Class R5 Shares	(44)	(1,374)	(61)	(609)

Class R6
Issued	154	1,871	51,219	77,205
Reinvested	68	394	12,253	22,702
Redeemed	(1,044)	(3,593)	(29,382)	(47,053)

Change in Class R6 Shares	(822)	(1,328)	34,090	52,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,494	$138,275	$236,861	$715,588
Distributions reinvested	532	2,618	75,171	154,154
Cost of shares redeemed	(27,819)	(156,095)	(1,037,380)	(605,447)

Change in net assets resulting from Class A capital transactions	(16,793)	(15,202)	(725,348)	264,295

Class C
Proceeds from shares issued	2,424	3,402	35,967	40,488
Distributions reinvested	68	344	17,125	24,891
Cost of shares redeemed	(7,936)	(20,436)	(68,144)	(84,646)

Change in net assets resulting from Class C capital transactions	(5,444)	(16,690)	(15,052)	(19,267)

Class I
Proceeds from shares issued	117,307	187,035	296,138	295,219
Distributions reinvested	1,892	4,008	78,692	94,363
Cost of shares redeemed	(53,035)	(206,607)	(185,016)	(492,924)

Change in net assets resulting from Class I capital transactions	66,164	(15,564)	189,814	(103,342)

Class L
Proceeds from shares issued	—	—	1,281,829	269,061
Distributions reinvested	—	—	150,300	124,874
Cost of shares redeemed	—	—	(361,583)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	1,070,546	(269,152)

Class R2
Proceeds from shares issued	989	4,111	20,002	28,578
Distributions reinvested	42	196	14,554	21,162
Cost of shares redeemed	(8,925)	(6,217)	(35,266)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(7,894)	(1,910)	(710)	(32,268)

Class R3
Proceeds from shares issued	— (a)	— (a)	26,670	27,510
Distributions reinvested	— (a)	— (a)	7,561	10,063
Cost of shares redeemed	(9)	— (a)	(19,442)	(33,612)

Change in net assets resulting from Class R3 capital transactions	(9)	— (a)	14,789	3,961

Class R4
Proceeds from shares issued	179	1,815	5,422	4,496
Distributions reinvested	— (a)	192	1,776	2,149
Cost of shares redeemed	(12,452)	(3,474)	(1,640)	(8,139)

Change in net assets resulting from Class R4 capital transactions	(12,273)	(1,467)	5,558	(1,494)

Class R5
Proceeds from shares issued	1,531	7,109	56,835	78,859
Distributions reinvested	124	420	52,275	73,591
Cost of shares redeemed	(4,366)	(17,058)	(106,928)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(2,711)	(9,529)	2,182	(42,358)

Class R6
Proceeds from shares issued	72,569	166,602	1,313,627	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	6,433	15,432	665,216	919,240
Cost of shares redeemed	(72,080)	(141,375)	(1,399,349)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	6,922	40,659	579,494	485,631

Total change in net assets resulting from capital transactions	$27,962	$(19,703)	$1,121,273	$286,006

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	711	10,104	13,237	46,733
Reinvested	36	196	4,098	9,829
Redeemed	(1,911)	(11,819)	(58,192)	(39,445)

Change in Class A Shares	(1,164)	(1,519)	(40,857)	17,117

Class C
Issued	167	262	2,045	2,740
Reinvested	5	26	974	1,647
Redeemed	(592)	(1,590)	(3,902)	(5,697)

Change in Class C Shares	(420)	(1,302)	(883)	(1,310)

Class I
Issued	7,945	14,482	16,125	18,972
Reinvested	127	306	4,275	5,999
Redeemed	(3,790)	(15,555)	(10,168)	(31,630)

Change in Class I Shares	4,282	(767)	10,232	(6,659)

Class L
Issued	—	—	71,256	17,663
Reinvested	—	—	8,148	7,922
Redeemed	—	—	(19,643)	(42,694)

Change in Class L Shares	—	—	59,761	(17,109)

Class R2
Issued	71	326	1,126	1,874
Reinvested	3	15	803	1,363
Redeemed	(596)	(468)	(1,964)	(5,292)

Change in Class R2 Shares	(522)	(127)	(35)	(2,055)

Class R3
Issued	— (a)	— (a)	1,479	1,723
Reinvested	— (a)	— (a)	414	644
Redeemed	— (a)	— (a)	(1,072)	(2,144)

Change in Class R3 Shares	— (a)	— (a)	821	223

Class R4
Issued	14	134	292	290
Reinvested	— (a)	14	97	137
Redeemed	(942)	(250)	(90)	(534)

Change in Class R4 Shares	(928)	(102)	299	(107)

Class R5
Issued	108	542	3,091	5,056
Reinvested	8	32	2,833	4,669
Redeemed	(301)	(1,286)	(5,920)	(12,468)

Change in Class R5 Shares	(185)	(712)	4	(2,743)

Class R6
Issued	5,294	12,775	72,329	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	436	1,189	35,953	58,213
Redeemed	(5,087)	(10,425)	(76,207)	(143,075)

Change in Class R6 Shares	643	3,539	32,075	31,388

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,968	$18,251	$55,299	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(16,067)	(40,642)	(64,657)	(536,310)

Change in net assets resulting from Class A capital transactions	5,228	(13,777)	61,950	(345,961)

Class C
Proceeds from shares issued	1,175	2,490	2,694	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(8,518)	(10,656)	(35,569)	(60,945)

Change in net assets resulting from Class C capital transactions	(5,045)	(4,867)	(23,836)	(34,369)

Class I
Proceeds from shares issued	6,625	21,569	122,808	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(20,205)	(61,865)	(696,915)	(3,344,154)

Change in net assets resulting from Class I capital transactions	(725)	(23,731)	(77,096)	(1,990,503)

Class R2
Proceeds from shares issued	6,329	10,855	324	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(8,592)	(21,173)	(546)	(1,967)

Change in net assets resulting from Class R2 capital transactions	1,867	(5,267)	983	(43)

Class R5
Proceeds from shares issued	16,841	22,564	2,298	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(25,458)	(53,596)	(6,401)	(84,259)

Change in net assets resulting from Class R5 capital transactions	11,598	(7,901)	5,386	(48,942)

Class R6
Proceeds from shares issued	25,858	41,741	108,945	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(42,021)	(110,988)	(144,090)	(411,227)

Change in net assets resulting from Class R6 capital transactions	45,554	(1,170)	77,845	(206,489)

Total change in net assets resulting from capital transactions	$58,477	$(56,713)	$45,232	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	225	335	2,069	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(255)	(754)	(2,521)	(21,865)

Change in Class A Shares	89	(259)	2,699	(13,757)

Class C
Issued	19	47	112	340
Reinvested	38	63	446	873
Redeemed	(142)	(203)	(1,419)	(2,792)

Change in Class C Shares	(85)	(93)	(861)	(1,579)

Class I
Issued	102	377	4,527	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(312)	(1,107)	(26,524)	(138,788)

Change in Class I Shares	(6)	(430)	(597)	(82,278)

Class R2
Issued	102	204	14	49
Reinvested	69	96	56	36
Redeemed	(140)	(397)	(22)	(90)

Change in Class R2 Shares	31	(97)	48	(5)

Class R5
Issued	264	412	84	639
Reinvested	326	425	405	840
Redeemed	(403)	(983)	(232)	(3,482)

Change in Class R5 Shares	187	(146)	257	(2,003)

Class R6
Issued	403	784	3,957	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(644)	(1,980)	(5,799)	(16,836)

Change in Class R6 Shares	752	55	2,986	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,091	$56,324	$2,753	$3,668
Distributions reinvested	6,785	21,732	226	837
Cost of shares redeemed	(66,619)	(97,073)	(673)	(4,213)

Change in net assets resulting from Class A capital transactions	(19,743)	(19,017)	2,306	292

Class C
Proceeds from shares issued	—	—	290	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(665)	(725)

Change in net assets resulting from Class C capital transactions	—	—	(345)	(272)

Class I
Proceeds from shares issued	81,680	49,261	24,147	12,036
Distributions reinvested	15,314	23,349	688	1,446
Cost of shares redeemed	(112,140)	(94,822)	(15,504)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	352,927	(22,212)	9,331	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	127,769	898,953	13,834	—
Distributions reinvested	137,563	462,987	247	—
Cost of shares redeemed	(429,734)	(1,245,965)	(261)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(164,402)	(1,220,734)	13,820	—

Total change in net assets resulting from capital transactions	$(226,927)	$(1,284,816)	$25,112	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,383	2,164	58	90
Reinvested	223	890	4	20
Redeemed	(2,248)	(3,751)	(14)	(108)

Change in Class A Shares	(642)	(697)	48	2

Class C
Issued	—	—	6	8
Reinvested	—	—	1	4
Redeemed	—	—	(15)	(18)

Change in Class C Shares	—	—	(8)	(6)

Class I
Issued	2,844	1,907	513	295
Reinvested	498	945	14	33
Redeemed	(3,852)	(3,638)	(313)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	13,062	(786)	214	220

Class L (a)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (b)
Issued	4,285	35,010	276	—
Reinvested	4,479	18,774	5	—
Redeemed	(14,364)	(46,532)	(5)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(5,600)	(45,582)	276	—

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,154	$103,634
Distributions reinvested	8,162	18,821
Cost of shares redeemed	(167,084)	(69,860)

Change in net assets resulting from Class A capital transactions	(137,768)	52,595

Class C
Proceeds from shares issued	2,930	9,193
Distributions reinvested	459	848
Cost of shares redeemed	(6,607)	(6,721)

Change in net assets resulting from Class C capital transactions	(3,218)	3,320

Class I
Proceeds from shares issued	345,772	75,806
Distributions reinvested	7,299	3,345
Cost of shares redeemed	(25,895)	(33,791)

Change in net assets resulting from Class I capital transactions	327,176	45,360

Class R2
Proceeds from shares issued	555	1,202
Distributions reinvested	28	16
Cost of shares redeemed	(199)	(111)

Change in net assets resulting from Class R2 capital transactions	384	1,107

Class R3
Proceeds from shares issued	224	400
Distributions reinvested	7	2
Cost of shares redeemed	(24)	— (a)

Change in net assets resulting from Class R3 capital transactions	207	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	23	12
Cost of shares redeemed	(149)	(38)

Change in net assets resulting from Class R4 capital transactions	7	1,314

Class R5
Proceeds from shares issued	15	71
Distributions reinvested	2	3
Cost of shares redeemed	(10)	(55)

Change in net assets resulting from Class R5 capital transactions	7	19

Class R6
Proceeds from shares issued	176,474	48,377
Distributions reinvested	2,663	2,097
Cost of shares redeemed	(17,484)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	35,646	29,586

Total change in net assets resulting from capital transactions	$222,441	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	434	2,118
Reinvested	156	373
Redeemed	(3,452)	(1,432)

Change in Class A Shares	(2,862)	1,059

Class C
Issued	67	209
Reinvested	10	19
Redeemed	(150)	(160)

Change in Class C Shares	(73)	68

Class I
Issued	6,481	1,616
Reinvested	129	64
Redeemed	(485)	(675)

Change in Class I Shares	6,125	1,005

Class R2
Issued	11	24
Reinvested	1	— (a)
Redeemed	(4)	(2)

Change in Class R2 Shares	8	22

Class R3
Issued	5	7
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R3 Shares	4	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(3)	(1)

Change in Class R4 Shares	— (a)	23

Class R5
Issued	— (a)	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	— (a)	1

Class R6
Issued	3,359	915
Reinvested	48	39
Redeemed	(330)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	908	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$696,534

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,238,718)
Proceeds from disposition of investment securities	2,213,368
Covers of investment securities sold short	(757,290)
Proceeds from investment securities sold short	481,645
Purchases of short-term investments — affiliates, net	21,808
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(296,077)
Change in unrealized (appreciation)/depreciation on investments in affiliates	5
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,650
Net realized (gain)/loss on investments in non-affiliates	(568,497)
Net realized (gain)/loss on investments in affiliates	3
Net realized (gain)/loss on securities sold short	57,610
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	811
Increase in tax reclaims receivable	(4)
Decrease in variation margin receivable	26
Increase in dividend expense to non-affiliates on securities sold short	408
Increase in interest expense to non-affiliates on securities sold short	464
Increase in investment advisory fees payable	76
Increase in administration fees payable	14
Decrease in distribution fees payable	(24)
Increase in service fees payable	5
Decrease in custodian and accounting fees payable	(25)
Decrease in registration fees payable	(96)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	1
Increase in other accrued expenses payable	292

Net cash provided (used) by operating activities	722,058

Cash flows provided (used) by financing activities:
Proceeds from shares issued	280,837
Payment for shares redeemed	(944,496)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(722,420)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(362)
Restricted and unrestricted cash and deposits at broker at beginning of period	391

Restricted and unrestricted cash and deposits at broker at end of period	$29

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2020 the Fund paid approximately $2,131,000 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and deposits at broker at the end of period to the Statement of Assets and Liabilities:

	June 30, 2020	December 31, 2020
Cash	$23	$29
Deposits at broker:
Futures contracts	368	—

	$391	$29

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.88	$0.02	$7.16	$7.18	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.63	(0.05)	6.82	6.77	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Six Months Ended December 31, 2020 (Unaudited)	27.38	0.06	7.30	7.36	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	27.25	0.10	7.27	7.37	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.30	27.22%	$7,770	1.09%	0.13%	1.29%	17%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

28.75	26.95	3,573	1.59	(0.37)	1.78	17
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

30.93	27.40	64,733	0.84	0.38	1.03	17
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

30.74	27.57	29,769	0.59	0.63	0.78	17
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.15	$3.15	$3.30	$(0.15)	$—	$(0.15)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.88	0.10	3.09	3.19	(0.11)	—	(0.11)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.17	3.21	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.14	0.12	3.15	3.27	(0.13)	—	(0.13)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.21	0.15	3.14	3.29	(0.15)	—	(0.15)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.51	0.18	3.20	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.53	0.19	3.22	3.41	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.20	3.20	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.37	20.41%	$3,818,179	0.97%	1.64%	0.97%	10%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

18.96	20.11	1,359,361	1.46	1.14	1.46	10
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

19.73	20.56	14,062,687	0.71	1.91	0.71	10
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

19.28	20.30	70,167	1.22	1.37	1.22	10
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

19.35	20.37	230,221	0.96	1.67	0.96	10
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.72	20.57	160,019	0.71	1.92	0.71	10
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.75	20.70	1,401,252	0.56	2.05	0.56	10
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

19.73	20.71	15,303,018	0.46	2.16	0.46	10
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.96	$0.78	$1.30	$2.08	$(0.78)	$14.26	16.39%
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96	(3.78)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92	5.95

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.75	1.29	2.04	(0.74)	14.26	16.10
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96	(4.26)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92	5.50

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.79	1.30	2.09	(0.79)	14.26	16.53
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96	(3.57)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92	6.15

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.80	1.29	2.09	(0.80)	14.25	16.53
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96	(3.43)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92	6.28

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.82	1.29	2.11	(0.81)	14.26	16.67
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96	(3.33)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92	6.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$20,443	0.85%		11.24%		0.99%		118%
12,904	0.85		14.21		1.11		236
125	0.85	(g)	7.90	(g)	1.80	(g)	43

10,936	1.35		10.75		1.49		118
4,710	1.35		11.77		1.61		236
21	1.35	(g)	7.14	(g)	2.26	(g)	43

217,986	0.60		11.47		0.74		118
173,409	0.60		11.40		0.91		236
54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

74	0.45		11.49		0.70		118
21	0.45		10.37		0.83		236
21	0.45	(g)	8.04	(g)	1.36	(g)	43

37,773	0.35		11.72		0.49		118
686	0.35		13.60		0.59		236
21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$21.83	$0.09	$2.06	$2.15	$(0.13)	$23.85	9.86%
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83	8.89
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.70	0.03	2.05	2.08	(0.08)	23.70	9.59
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70	8.40
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)

Class I
Six Months Ended December 31, 2020 (Unaudited)	21.90	0.12	2.06	2.18	(0.16)	23.92	9.97
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90	9.21
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.93	0.13	2.07	2.20	(0.17)	23.96	10.07
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93	9.30
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (f)	(0.23)	16.28	0.07

Class R6
Six Months Ended December 31, 2020 (Unaudited)	21.95	0.15	2.06	2.21	(0.18)	23.98	10.11
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95	9.50
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (f)	(0.24)	16.28	0.07

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$712,476	0.84%	0.74%	0.84%	17%
473,314	0.85	1.35	0.86	68
296,242	0.85	1.02	0.87	48
277,898	0.84	0.92	0.87	44
133,789	0.84	1.06	1.05	31
71,417	0.85	1.27	1.11	57

382,869	1.33	0.25	1.34	17
246,741	1.35	0.84	1.36	68
158,602	1.35	0.55	1.37	48
81,030	1.34	0.42	1.38	44
29,168	1.34	0.55	1.45	31
9,867	1.35	0.80	1.52	57

12,182,645	0.58	0.99	0.59	17
7,167,488	0.59	1.59	0.60	68
4,214,453	0.60	1.30	0.61	48
1,947,444	0.59	1.17	0.62	44
597,013	0.59	1.30	0.69	31
158,820	0.60	1.54	0.74	57

3,728	0.44	1.14	0.49	17
2,964	0.45	1.74	0.59	68
1,893	0.45	1.46	0.95	48
123	0.39	1.37	0.67	44
37	0.40	1.51	1.08	31
25	0.40	1.49	2.16	57

1,270,920	0.34	1.25	0.34	17
851,085	0.35	1.87	0.35	68
384,616	0.35	1.56	0.37	48
121,897	0.34	1.42	0.42	44
3,289	0.34	1.41	0.42	31
74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$25.83	$0.24		$4.95	$5.19	$(0.52)	$(0.33)	$(0.85)
Year Ended June 30, 2020	31.42	0.55	(f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53		(2.95)	(2.42)	(0.49)	(1.55)	(2.04)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.36	0.17		4.88	5.05	(0.45)	(0.33)	(0.78)
Year Ended June 30, 2020	30.90	0.40	(f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36		(2.91)	(2.55)	(0.32)	(1.55)	(1.87)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.79	0.27		5.28	5.55	(0.56)	(0.33)	(0.89)
Year Ended June 30, 2020	31.62	0.62	(f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57		(2.95)	(2.38)	(0.53)	(1.55)	(2.08)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	25.55	0.18		4.94	5.12	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	31.12	0.47	(f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44		(2.92)	(2.48)	(0.41)	(1.55)	(1.96)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.66	0.32		5.43	5.75	(0.58)	(0.33)	(0.91)
Year Ended June 30, 2020	31.73	0.67	(f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64		(2.95)	(2.31)	(0.60)	(1.55)	(2.15)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.06	0.30		5.06	5.36	(0.59)	(0.33)	(0.92)
Year Ended June 30, 2020	31.74	0.70	(f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66		(2.97)	(2.31)	(0.61)	(1.55)	(2.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.17	20.38%	$51,862	0.82%	1.69%		1.01%	47%
25.83	(9.96)	49,876	0.83	1.88	(f)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81
31.20	(6.70)	240,808	0.83	1.64		1.18	66

29.63	20.17	9,806	1.32	1.24		1.52	47
25.36	(10.46)	11,038	1.33	1.37	(f)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81
30.87	(7.16)	42,788	1.33	1.12		1.62	66

30.45	21.80	119,482	0.59	1.93		0.76	47
25.79	(10.69)	113,316	0.59	2.01	(f)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81
31.34	(6.56)	1,224,039	0.68	1.77		0.91	66

29.85	20.30	2,689	1.08	1.32		1.41	47
25.55	(10.24)	2,664	1.09	1.62	(f)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81
31.04	(6.91)	17,721	1.08	1.39		1.75	66

30.50	22.70	3,741	0.44	2.28		0.61	47
25.66	(11.16)	4,269	0.44	2.16	(f)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81
31.42	(6.35)	85,624	0.48	1.98		0.61	66

30.50	20.88	62,242	0.34	2.10		0.51	47
26.06	(9.68)	74,603	0.34	2.37	(f)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81
31.42	(6.33)	86,255	0.43	2.07		0.51	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$48.04	$(0.13)	$14.20	$14.07	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Six Months Ended December 31, 2020 (Unaudited)	35.43	(0.20)	10.44	10.24	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.91	(0.06)	14.46	14.40	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.90	(0.19)	13.56	13.37	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.34	(0.13)	14.29	14.16	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.84	(0.06)	14.45	14.39	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	50.20	(0.02)	14.86	14.84	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	50.66	0.01	15.00	15.01	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.97	29.47%	$4,560,705	0.93%	(0.45)%	1.02%	29%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

42.53	29.15	726,684	1.43	(0.96)	1.51	29
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

60.14	29.63	9,697,818	0.68	(0.21)	0.76	29
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

56.13	29.32	142,126	1.18	(0.70)	1.27	29
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

59.35	29.47	173,937	0.93	(0.46)	1.01	29
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

60.04	29.65	133,213	0.68	(0.20)	0.76	29
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

61.85	29.74	958,797	0.53	(0.06)	0.61	29
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

62.45	29.79	15,897,646	0.43	0.04	0.51	29
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.72	$0.05	$4.21	$4.26	$(0.06)	$—	$(0.06)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.17	0.02	4.01	4.03	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.49	0.07	4.12	4.19	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	12.61	0.04	4.16	4.20	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	12.48	0.05	4.12	4.17	(0.06)	—	(0.06)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	12.73	0.06	4.23	4.29	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.62	0.08	4.17	4.25	(0.09)	—	(0.09)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.53	0.09	4.14	4.23	(0.10)	—	(0.10)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.92	33.58%	$139,049	0.92%	0.76%	1.05%	48%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

16.17	33.13	38,093	1.43	0.24	1.50	48
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

16.60	33.65	419,904	0.69	0.99	0.75	48
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

16.77	33.33	14,890	1.18	0.49	1.27	48
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

16.59	33.51	13	0.93	0.75	1.08	48
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

16.94	33.68	11	0.69	0.87	0.76	48
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

16.78	33.79	21,544	0.54	1.15	0.62	48
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

16.66	33.86	1,069,246	0.44	1.25	0.50	48
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.05		$3.85	$3.90	$(0.03)	$(1.11)	$(1.14)
Year Ended June 30, 2020	15.86	0.11		1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12		1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11		1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11		2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12		(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.60	—	(f)	3.71	3.71	— (f)	(1.11)	(1.11)
Year Ended June 30, 2020	15.31	0.03		1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04		1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03		1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04		2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05		(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.27	0.07		3.88	3.95	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.91	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16		1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15		1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14		2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13		(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Six Months Ended December 31, 2020 (Unaudited)	16.30	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.93	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18		1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17		1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16		2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16		(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.04	0.02		3.83	3.85	(0.02)	(1.11)	(1.13)
Year Ended June 30, 2020	15.70	0.07		1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08		1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07		1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07		2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08		(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.15	0.04		3.86	3.90	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.80	0.11		1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12		1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11		1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (g) through June 30, 2017	14.11	0.08		2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.25	0.07		3.87	3.94	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.89	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17		1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16		1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (g) through June 30, 2017	14.15	0.13		2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.31	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.94	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19		1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18		1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17		2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18		(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.34	0.09		3.91	4.00	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.97	0.19		1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20		1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19		1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18		2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18		(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.98	24.31%	$1,412,328	0.94%	0.50%	0.98%	29%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

18.20	24.04	304,477	1.43	(0.03)	1.47	29
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

19.05	24.56	1,411,013	0.69	0.72	0.73	29
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

19.08	24.60	2,673,394	0.54	0.84	0.58	29
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

18.76	24.24	252,713	1.18	0.22	1.22	29
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

18.90	24.41	153,560	0.94	0.47	0.97	29
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

19.02	24.53	31,016	0.69	0.72	0.72	29
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

19.09	24.58	957,331	0.54	0.87	0.57	29
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

19.14	24.72	11,470,944	0.44	0.97	0.47	29
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$57.64	$0.03		$11.92	$11.95	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(f)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2020 (Unaudited)	56.26	(0.12)		11.63	11.51	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(f)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2020 (Unaudited)	58.80	0.12		12.17	12.29	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(f)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	56.08	(0.05)		11.59	11.54	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(f)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.16		11.95	12.11	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(f)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.20		11.95	12.15	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(f)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.47	21.13%	$109,146	0.83%	0.10%		0.90%	38%
57.64	15.11	94,017	0.84	1.15	(f)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70

62.02	20.87	29,184	1.33	(0.38)		1.40	38
56.26	14.50	31,216	1.34	0.65	(f)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70

64.84	21.30	155,603	0.59	0.37		0.65	38
58.80	15.38	141,497	0.59	1.40	(f)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70

61.63	20.98	46,255	1.08	(0.15)		1.22	38
56.08	14.84	40,305	1.09	0.90	(f)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70

63.69	21.31	220,673	0.44	0.50		0.50	38
57.93	15.63	189,889	0.44	1.55	(f)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70

63.67	21.37	726,562	0.34	0.63		0.40	38
57.93	15.76	617,458	0.34	1.65	(f)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$24.58	$(0.05)	$5.76	$5.71	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Six Months Ended December 31, 2020 (Unaudited)	22.67	(0.11)	5.28	5.17	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.04	(0.01)	5.87	5.86	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	23.54	(0.09)	5.48	5.39	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.20	(0.01)	5.92	5.91	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	25.18	0.01	5.89	5.90	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.09% and 1.25% for the six months ended December 31, 2020, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016, for Class C are 1.60% and 1.75% for the six months ended December 31, 2020, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016, for Class I are 0.84% and 0.99% for the six months ended December 31, 2020, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016, for Class R2 are 1.45% and 1.51% for the six months ended December 31, 2020, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016, for Class R5 are 0.79% and 0.84% for the six months ended December 31, 2020, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016 and for Class R6 are 0.70% and 0.74% for the six months ended December 31, 2020, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$23.44	24.27%	$318,497	1.98%	(0.33)%	2.14%	30%	49%
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

21.02	23.92	36,711	2.49	(0.86)	2.64	30	49
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

24.01	24.41	2,084,388	1.73	(0.08)	1.88	30	49
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

22.10	23.99	5,345	2.34	(0.69)	2.40	30	49
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

24.22	24.46	43,184	1.68	(0.04)	1.73	30	49
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

24.18	24.48	544,144	1.59	0.05	1.63	30	49
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.55	$0.14	$5.83	$5.97	$(0.22)	$(0.83)	$—	$(1.05)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Six Months Ended December 31, 2020 (Unaudited)	26.85	0.17	5.90	6.07	(0.26)	(0.83)	—	(1.09)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.81	0.19	5.89	6.08	(0.27)	(0.83)	—	(1.10)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.47	22.64%	$196,718	0.60%	0.92%	0.84%	15%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

31.83	22.76	657,940	0.35	1.16	0.58	15
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

31.79	22.85	4,073,404	0.25	1.28	0.33	15
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$42.76	$0.23		$8.54		$8.77	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47		3.52		3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2020 (Unaudited)	41.80	0.11		8.34		8.45	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25		3.44		3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)

Class I
Six Months Ended December 31, 2020 (Unaudited)	43.11	0.29		8.61		8.90	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57		3.56		4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)

Class R6
September 30, 2020 (g) through December 31, 2020 (Unaudited)	46.79	0.16		5.07		5.23	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.74	20.55%	$15,703	0.63%	0.96%		1.31%	16%
42.76	9.57	11,178	0.82	1.12		1.53	99
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31

49.73	20.26	2,868	1.13	0.47		1.79	16
41.80	9.03	2,735	1.32	0.62		2.07	99
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31

51.11	20.68	42,671	0.38	1.19		1.04	16
43.11	9.86	26,787	0.57	1.37		1.25	99
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31

51.09	11.21	14,088	0.33	1.28		0.94	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$45.62	$0.33	$9.67	$10.00	$(0.37)	$(0.64)	$(1.01)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Six Months Ended December 31, 2020 (Unaudited)	40.63	0.18	8.60	8.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.34	0.43	10.23	10.66	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.72	0.27	9.68	9.95	(0.31)	(0.64)	(0.95)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.25	0.36	10.22	10.58	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.31	0.42	10.25	10.67	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	48.69	0.46	10.33	10.79	(0.47)	(0.64)	(1.11)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	48.70	0.53	10.28	10.81	(0.49)	(0.64)	(1.13)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.61	22.00%	$439,142	0.93%	1.33%	1.04%	7%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

48.50	21.68	28,077	1.43	0.83	1.51	7
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

57.93	22.16	516,903	0.68	1.56	0.76	7
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

54.72	21.85	1,738	1.18	1.08	1.26	7
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

57.82	22.01	709	0.93	1.34	1.03	7
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

57.91	22.18	1,380	0.68	1.57	0.76	7
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

58.37	22.26	108	0.54	1.72	0.63	7
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

58.38	22.31	130,912	0.44	1.95	0.51	7
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 13 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(2) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(3)	Class A, Class C, Class I and Class R6(4)	JPM I	Diversified
JPMorgan U.S. Value Fund(5)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(2)

On July 6, 2020, the JPMorgan U.S. Research Enhanced Equity Fund’s Class L Shares were converted into Class I Shares. Additionally, effective as of July 6, 2020, the Class L Shares are no longer offered.

(3)	Effective August 17, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(4)	Class R6 commenced operations on September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(5)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class L Shares for U.S. Equity Fund and Class A Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$105,960	$—	$—	$105,960

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,354,991	$—	$—	$36,354,991

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$236,705	$—	$—	$236,705
Equity-Linked Notes	—	45,352	—	45,352
Exchange-Traded Funds	512	—	—	512
Short-Term Investments
Investment Companies	1,271	—	—	1,271

Total Investments in Securities	$238,488	$45,352	$—	$283,840

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,357,693	$—	$—	$15,357,693

Appreciation in Other Financial Instruments
Futures Contracts (a)	$452	$—	$—	$452

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(251,774)	$—	$—	$(251,774)
Put Options Written	(89,326)	—	—	(89,326)

Total Depreciation in Other Financial Instruments	$(341,100)	$—	$—	$(341,100)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$250,867	$—	$—	$250,867

Appreciation in Other Financial Instruments
Futures Contracts (a)	$38	$—	$—	$38

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$32,647,419	$—	$—	$32,647,419

132	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,716,270	$—	$—	$1,716,270

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,698,718	$—	$—	$18,698,718

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,543	$—	$—	$5,543

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,300,813	$—	$—	$1,300,813

Appreciation in Other Financial Instruments
Futures Contracts (a)	$249	$—	$—	$249

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,812,586	$—	$—	$3,812,586

Total Liabilities for Securities Sold Short (a)	$(784,839)	$—	$—	$(784,839)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,933,189	$—	$—	$4,933,189

Appreciation in Other Financial Instruments
Futures Contracts (a)	$603	$—	$—	$603

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$75,035	$—	$—	$75,035

Appreciation in Other Financial Instruments
Futures Contracts (a)	$19	$—	$—	$19

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,135,938	$—	$—	$1,135,938

(a)	Please refer to the SOIs for specifics of portfolio holdings.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Intrepid Value Fund	$418	$(418)	$—
Large Cap Growth Fund	176,206	(176,206)	—
Large Cap Value Fund	17,592	(17,592)	—
U.S. GARP Equity Fund	12,768	(12,768)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Intrepid Value Fund	1
Large Cap Growth Fund	30
Large Cap Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

134	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Equity Focus Fund, U.S Equity Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at December 31, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the six months ended December 31, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$3,216	$10,955	$10,819	$(1)	$(1)	$3,350	3,348	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	1,477	1,477	—	—	—	—	—	(c)*	—

Total	$3,216	$12,432	$12,296	$(1)	$(1)	$3,350		$3		$—

Equity Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$883,014	$3,419,635	$3,234,784	$340	$(616)	$1,067,589	1,067,055	$687		$—

Equity Premium Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$5,899	$158,981	$163,606	$(3)	$— (c)	$1,271	1,271	$3		$—

Hedged Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	$456,381	$3,974,137	$3,754,711	$—	$—	$675,807	675,807	$32		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Intrepid Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at November 16, 2020	Shares at November 16, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$4,719	$45,530	$46,754	$(1)		$(2)	$3,492	3,491	$4		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	3	5,500	5,499	—	(c)*	— (c)	4	3	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,452	19,402	21,431	—		—	423	423	—	(c)*	—

Total	$7,174	$70,432	$73,684	$(1)		$(2)	$3,919		$6		$—

Large Cap Growth Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,084,362	$7,144,771	$6,939,484	$25		$(478)	$1,289,196	1,288,551	$1,172		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	1,102,899	1,997,800	2,923,305	(209	)*	(39)	177,146	177,129	1,115	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	1,802,994	1,871,704	—		—	28,095	28,095	32	*	—

Total	$2,284,066	$10,945,565	$11,734,493	$(184)		$(517)	$1,494,437		$2,319		$—

Large Cap Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,570	$237,054	$217,524	$(5)		$(2)	$32,093	32,077	$21		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	51,705	56,699	92,000	(6	)*	— (c)	16,398	16,397	27	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	54,635	61,489	—		—	1,838	1,838	1	*	—

Total	$72,967	$348,388	$371,013	$(11)		$(2)	$50,329		$49		$—

136	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

U.S. Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$41,341	$2,228,493	$1,865,961	$(67)	$(35)	$403,771	403,569	$203		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	1,074	322,000	323,066	(8)*	— (c)	—	—	68	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	12,605	100,834	113,439	—	—	—	—	3	*	—

Total	$55,020	$2,651,327	$2,302,466	$(75)	$(35)	$403,771		$274		$—

U.S. GARP Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,447	$162,686	$155,690	$(3)	$(7)	$19,433	19,423	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	105,000	95,000	(6)*	— (c)	9,994	9,993	21	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	113,537	121,948	—	—	2,916	2,916	2	*	—

Total	$23,774	$381,223	$372,638	$(9)	$(7)	$32,343		$49		$—

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$35,661	$554,312	$576,120	$(3)	$(5)	$13,845	13,838	$19		$—

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$110,144	$298,774	$380,156	$(18)	$— (c)	$28,744	28,730	$43		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,605	$22,334	$21,519	$(1)	$1	$2,420	2,418	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	1,513	1,839	—	—	—	—	—	*(c)	—

Total	$1,931	$23,847	$23,358	$(1)	$1	$2,420		$2		$—

U.S. Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$25,234	$309,707	$303,411	$9	$(19)	$31,520	31,505	$26		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

138	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Futures Contracts — Hedged Equity Fund, Intrepid Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and option contracts activity during the six months ended December 31, 2020 (amounts in thousands, except number of contracts).

	Hedged Equity Fund	Intrepid Value Fund		U.S. Equity Fund		U.S. GARP Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$166,174	$2,321	(a)	$184,947	(a)	$13,631	(a)	$2,159	(b)	$46,808	$923	(a)
Ending Notional Balance Long	194,566	1,685		304,489		10,299		—		28,277	1,114

Exchange-Traded Options:
Average Number of Contracts Purchased	34,360	—		—		—		—		—	—
Average Number of Contracts Written	68,720	—		—		—		—		—	—
Ending Number of Contracts Purchased	38,586	—		—		—		—		—	—
Ending Number of Contracts Written	77,172	—		—		—		—		—	—

(a)	For the period August 1, 2020 through December 31, 2020.
(b)	For the period July 1, 2020 through July 31, 2020.

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of December 31, 2020, the Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

H. Short Sales — The U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported within Other expense on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2020, the U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$1	n/a	n/a	n/a		n/a		n/a		$—	(a)	$2
Equity Income Fund
Transfer agency fees	243		35		66	n/a	$6	$3		$2		$16		117		488
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	2	n/a	n/a	n/a		n/a		—	(a)	1		3
Hedged Equity Fund
Transfer agency fees	27		6		39	n/a	n/a	n/a		n/a		1		14		87
Intrepid Value Fund
Transfer agency fees	1		1		2	n/a	2	n/a		n/a		—	(a)	1		7
Large Cap Growth Fund
Transfer agency fees	221		12		45	n/a	5	2		1		7		60		353
Large Cap Value Fund
Transfer agency fees	33		1		3	n/a	2	—	(a)	—	(a)	2		10		51
U.S. Equity Fund
Transfer agency fees	43		6		14	$87	3	2		—	(a)	5		44		204

140	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Class A	Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
U.S. GARP Equity Fund
Transfer agency fees	$4	$1		$2	n/a		$17		n/a		n/a		$1		$3		$28
U.S. Large Cap Core Plus Fund
Transfer agency fees	21	2		21	n/a		1		n/a		n/a		—	(a)	3		48
U.S. Research Enhanced Equity Fund
Transfer agency fees	9	n/a		6	$—	(a)	n/a		n/a		n/a		n/a		16		31
U.S. Sustainable Leaders Fund
Transfer agency fees	1	—	(a)	1	n/a		n/a		n/a		n/a		n/a		—	(a)	2
U.S. Value Fund
Transfer agency fees	73	1		4	n/a		—	(a)	$—	(a)	$—	(a)	—	(a)	3		81

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid annually, Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Intrepid Value Fund	0.30
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$1		$1
Equity Income Fund	269		4
Equity Premium Income Fund	8		—
Hedged Equity Fund	169		1
Intrepid Value Fund	1		—
Large Cap Growth Fund	482		1
Large Cap Value Fund	3		—
U.S. Equity Fund	81		—	(a)
U.S. GARP Equity Fund	4		—	(a)
U.S. Large Cap Core Plus Fund	9		—	(a)
U.S. Research Enhanced Equity Fund	—	(a)	—
U.S. Sustainable Leaders Fund	2		—
U.S. Value Fund	6		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

142	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class R6 Shares which do not charge a service fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Intrepid Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
Intrepid Value Fund	0.83	1.33	0.59	n/a		1.09%	n/a	n/a	0.44	0.34
Large Cap Growth Fund	0.94	1.44	0.69	n/a		1.19	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44
U.S. Equity Fund	0.94	1.44	0.69	n/a	(1)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective November 1, 2020, the contractual expense limitation for Class L Shares of the U.S. Equity Fund expired. Prior to November 1, 2020, the contractual expense limitation for the Funds was 0.61% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$53	$32	$1	$86	$—
Equity Income Fund	13	—	—	13	—
Equity Premium Income Fund	104	70	1	175	1
Hedged Equity Fund	—	—	3	3	—
Intrepid Value Fund	124	82	8	214	1
Large Cap Growth Fund	6,350	4,225	230	10,805	—
Large Cap Value Fund	273	181	47	501	8
U.S. Equity Fund	1,786	1,189	73	3,048	44
U.S. GARP Equity Fund	218	145	23	386	—
U.S. Large Cap Core Plus Fund	420	279	1,342	2,041	2
U.S. Research Enhanced Equity Fund	1,200	799	616	2,615	—	(a)
U.S. Sustainable Leaders Fund	86	22	59	167	22
U.S. Value Fund	200	133	74	407	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	480
Equity Premium Income Fund	3
Hedged Equity Fund	220
Intrepid Value Fund	3
Large Cap Growth Fund	668
Large Cap Value Fund	13
U.S. Equity Fund	117
U.S. GARP Equity Fund	17
U.S. Large Cap Core Plus Fund	18
U.S. Research Enhanced Equity Fund	33
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	16

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

144	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$15,527	$17,578	$—	$—
Equity Income Fund	3,930,106	3,086,189	—	—
Equity Premium Income Fund	360,196	280,361	—	—
Hedged Equity Fund	5,731,771	2,039,769	—	—
Intrepid Value Fund	110,105	157,132	—	—
Large Cap Growth Fund	9,638,462	7,764,418	—	—
Large Cap Value Fund	663,358	657,491	—	—
U.S. Equity Fund	4,814,502	5,048,831	—	—
U.S. GARP Equity Fund	447,934	495,881	—	—
U.S. Large Cap Core Plus Fund	1,204,844	2,182,316	470,936	748,585
U.S. Research Enhanced Equity Fund	677,983	1,002,865	—	—
U.S. Sustainable Leaders Fund	31,818	8,957	—	—
U.S. Value Fund	409,748	67,145	—	—

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$64,609	$41,635	$284	$41,351
Equity Income Fund	27,068,783	9,848,490	562,282	9,286,208
Equity Premium Income Fund	246,442	38,614	1,216	37,398
Hedged Equity Fund	11,263,525	3,800,486	46,966	3,753,520
Intrepid Value Fund	206,279	47,129	2,503	44,626
Large Cap Growth Fund	18,396,766	14,358,483	107,830	14,250,653
Large Cap Value Fund	1,354,440	403,137	41,307	361,830
U.S. Equity Fund	11,545,374	7,171,647	12,760	7,158,887
U.S. GARP Equity Fund	803,422	503,394	5,754	497,640
U.S. Large Cap Core Plus Fund*	1,309,500	1,818,226	99,979	1,718,247
U.S. Research Enhanced Equity Fund	2,810,743	2,144,027	20,978	2,123,049
U.S. Sustainable Leaders Fund	57,499	17,616	61	17,555
U.S. Value Fund	801,509	341,714	7,285	334,429

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2020, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,532	(102)
Hedged Equity Fund	82,302	52,139
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. GARP Equity Fund	3,912	—
U.S. Research Enhanced Equity Fund	34,790	—
U.S. Sustainable Leaders Fund	231	—
U.S. Value Fund	6,424	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

146	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	62.8%	1	21.7%
Equity Income Fund	1	10.4	2	27.7
Equity Premium Income Fund	—	—	4	63.3
Hedged Equity Fund	—	—	2	30.8
Intrepid Value Fund	—	—	2	23.5
Large Cap Growth Fund	—	—	1	19.1
Large Cap Value Fund	2	33.0	1	11.5
U.S. Equity Fund	—	—	1	17.5
U.S. GARP Equity Fund	2	28.8	1	10.6
U.S. Large Cap Core Plus Fund	1	23.4	1	27.6
U.S. Research Enhanced Equity Fund	—	—	1	15.0
U.S. Sustainable Leaders Fund	1	10.1	2	47.2
U.S. Value Fund	1	12.0	1	31.1

As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	44.8%	n/a
U.S. Equity Fund	n/a	24.1%
U.S. GARP Equity Fund	45.8	n/a
U.S. Research Enhanced Equity Fund	16.2	36.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of approximately $4,653,000 associated with the redemption in-kind.

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On February 10, 2021, the Board of Trustees of JPM I approved the following changes for Intrepid Value Fund, which are expected to become effective on or about July 1, 2021: (i) a change to the Fund’s name to JPMorgan U.S. Applied Data Science Value Fund; (ii) a change to the Fund’s investment strategy to employ a data science driven investment approach; (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies; and (iv) the contractual expense limitations for Class A, Class C, and Class I Shares will be reduced to 0.73%, 1.23%, and 0.49%, respectively, and will be in place until at least June 30, 2023.

Effective as of the close of business on March 12, 2021, Hedged Equity Fund will be offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

148	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,272.20	$6.24	1.09%
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class C
Actual*	1,000.00	1,269.50	9.10	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59
Class I
Actual*	1,000.00	1,274.00	4.81	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,275.70	3.38	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,204.10	5.39	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class C
Actual*	1,000.00	1,201.10	8.10	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class I
Actual*	1,000.00	1,205.60	3.95	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R2
Actual*	1,000.00	1,203.00	6.77	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class R3
Actual*	1,000.00	1,203.70	5.33	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$1,205.70	$3.95	0.71%
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R5
Actual*	1,000.00	1,207.00	3.12	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,207.10	2.56	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,163.90	4.64	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	1,161.00	7.35	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class I
Actual*	1,000.00	1,165.30	3.27	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R5
Actual*	1,000.00	1,165.30	2.46	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class R6
Actual*	1,000.00	1,166.70	1.91	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,098.60	4.44	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,095.90	7.03	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,099.70	3.07	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R5
Actual*	1,000.00	1,100.70	2.33	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,101.10	1.80	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Value Fund
Class A
Actual*	1,000.00	1,203.80	4.55	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class C
Actual*	1,000.00	1,201.70	7.33	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32
Class I
Actual*	1,000.00	1,218.00	3.30	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,203.00	6.00	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08

150	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual*	$1,000.00	$1,227.00	$2.47	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,208.80	1.89	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,291.50	8.26	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,296.30	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R2
Actual*	1,000.00	1,293.20	6.82	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,296.50	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,297.40	3.07	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class R6
Actual*	1,000.00	1,297.90	2.49	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43

JPMorgan Large Cap Value Fund
Class A
Actual*	1,000.00	1,335.80	5.42	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,331.30	8.40	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,336.50	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	1,333.30	6.94	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,335.10	5.47	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,336.80	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,337.90	3.18	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,338.60	$2.59	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,243.10	5.31	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,240.40	8.08	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,245.60	3.91	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class L
Actual*	1,000.00	1,246.00	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R2
Actual*	1,000.00	1,242.40	6.67	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,244.10	5.32	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	1,245.30	3.90	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,245.80	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,247.20	2.49	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,211.30	4.63	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class C
Actual*	1,000.00	1,208.70	7.40	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,213.00	3.29	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,209.80	6.02	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R5
Actual*	1,000.00	1,213.10	2.45	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,213.70	1.90	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

152	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	$1,000.00	$1,242.70	$11.19	1.98%
Hypothetical*	1,000.00	1,015.22	10.06	1.98
Class C
Actual*	1,000.00	1,239.20	14.05	2.49
Hypothetical*	1,000.00	1,012.65	12.63	2.49
Class I
Actual*	1,000.00	1,244.10	9.79	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class R2
Actual*	1,000.00	1,239.90	13.21	2.34
Hypothetical*	1,000.00	1,013.41	11.88	2.34
Class R5
Actual*	1,000.00	1,244.60	9.50	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class R6
Actual*	1,000.00	1,244.80	9.00	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,226.40	3.37	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	1,227.60	1.97	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	1,228.50	1.40	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,205.50	3.50	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Class C
Actual*	1,000.00	1,202.60	6.27	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class I
Actual*	1,000.00	1,206.80	2.11	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Class R6
Actual**	1,000.00	1,112.10	0.88	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,220.00	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,216.80	7.99	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,221.60	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (continued)
Class R2
Actual*	$1,000.00	$1,218.50	$6.60	1.18%
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,220.10	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,221.80	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,222.60	3.03	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,223.10	2.47	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was September 30, 2020.

154	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the quality of administration services provided by the Adviser in its role as administrator.

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(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders

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benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Growth Fund, Intrepid Value Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the

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(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Premium Income Fund’s performance for Class A and Class I shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles based upon the Peer Group and in the third, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, second and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the fourth, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

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The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Peer Group, and in the second, third and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the second, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2019, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the second, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, third and fourth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe for the one-, three- and five-year periods ended December, 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was

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(Unaudited) (continued)

in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon

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both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon the Peer Group and in the first quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective June 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	161

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-LCE-1220

Semi-Annual Report

J.P. Morgan Funds

December 31, 2020 (Unaudited)

JPMorgan SmartSpendingSM 2015 Fund

JPMorgan SmartSpendingSM 2020 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.44%
Bloomberg Barclays U.S. Aggregate Index	1.29%
MSCI World Index (net of foreign withholding taxes)	23.00%
JPMorgan SmartSpending Composite Benchmark	9.76%

Net Assets as of 12/31/2020 (In Thousands)	$30,433

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2015 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the six months ended December 31, 2020. The Fund also outperformed the JPMorgan SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and U.S. Treasury bonds relative to equity during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including to emerging markets equity, contributed to relative performance.

Relative to the Composite Benchmark, the overweight positions in high yield debt (also known as “junk bonds”) and in emerging markets equity were leading contributors to performance. The Fund’s overall manager selection detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION***
Investment Companies	38.7%
Exchange-Traded Funds	26.5
Mortgage-Backed Securities	9.3
U.S. Treasury Obligations	7.3
Corporate Bonds	7.0
Others (each less than 1.0%)	0.8
Short-Term Investments	10.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge**		5.33%	(0.35)%	4.35%
Without Sales Charge		10.27	4.32	5.57
CLASS I SHARES	December 30, 2016	10.44	4.62	5.83
CLASS R2 SHARES	December 30, 2016	10.11	4.02	5.16
CLASS R3 SHARES	December 30, 2016	10.22	4.20	5.41
CLASS R4 SHARES	December 30, 2016	10.32	4.51	5.68
CLASS R5 SHARES	December 30, 2016	10.39	4.65	5.83
CLASS R6 SHARES	December 30, 2016	10.49	4.81	5.95

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (12/30/16 to 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2015 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark from December 30, 2016 to December 31, 2020. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

FOR THE PERIOD FROM INCEPTION ON JULY 1, 2020 TO DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.03%
Bloomberg Barclays U.S. Aggregate Index	1.29%
MSCI World Index (net of foreign withholding taxes)	23.00%
JPMorgan SmartSpending Composite Benchmark	9.76%

Net Assets as of 12/31/2020 (In Thousands)	$27,407

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2020 Fund (the “Fund”) seeks to provide total return consisting of current income and capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2020. The Fund outperformed the JPMorgan SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and U.S. Treasury bonds relative to equity during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including to emerging markets equity, contributed to relative performance.

Relative to the Composite Benchmark, the overweight positions in high yield debt (also known as “junk bonds”) and in emerging markets equity were leading contributors to performance. The Fund’s overall manager selection detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION***
Investment Companies	39.4%
Exchange-Traded Funds	24.9
Mortgage-Backed Securities	9.6
Corporate Bonds	7.2
U.S. Treasury Obligations	5.5
Others (each less than 1.0%)	0.6
Short-Term Investments	12.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	5

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

PERIOD ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	July 1, 2020
With Sales Charge*		4.94%
Without Sales Charge		9.90
CLASS I SHARES	July 1, 2020	10.03
CLASS R2 SHARES	July 1, 2020	9.77
CLASS R3 SHARES	July 1, 2020	9.90
CLASS R4 SHARES	July 1, 2020	10.03
CLASS R5 SHARES	July 1, 2020	10.11
CLASS R6 SHARES	July 1, 2020	10.16

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (7/1/20 to 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 1, 2020.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2020 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark from July 1, 2020 to December 31, 2020. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 42.1%

Fixed Income — 30.8%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	141	1,536

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	52	432

JPMorgan High Yield Fund Class R6 Shares (a)	212	1,513

JPMorgan Income Fund Class R6 Shares (a)	127	1,197

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	213	2,295

JPMorgan Managed Income Fund Class L Shares (a)	2	20

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	242	2,384

Total Fixed Income		9,377

U.S. Equity — 11.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	60	3,431

Total Investment Companies (Cost $11,829)		12,808

Exchange-Traded Funds — 28.9%

Alternative Assets — 1.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	4	304

Fixed Income — 11.5%

JPMorgan High Yield Research Enhanced ETF (a)	29	1,510

JPMorgan U.S. Aggregate Bond ETF (a)	71	1,979

Total Fixed Income		3,489

International Equity — 12.8%

iShares Core MSCI Emerging Markets ETF	15	957

JPMorgan BetaBuilders International Equity ETF (a)	53	2,939

Total International Equity		3,896

U.S. Equity — 3.6%

iShares Russell 2000 ETF	2	395

iShares Russell Mid-Cap ETF	10	710

Total U.S. Equity		1,105

Total Exchange-Traded Funds (Cost $7,875)		8,794

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 10.1%

FHLMC UMBS, 20 Year

Pool # RB5085, 2.00%, 11/1/2040	10	10

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	29	31

Pool # QB4045, 2.50%, 10/1/2050	19	20

Pool # QB4484, 2.50%, 10/1/2050	10	11

Pool # QB4542, 2.50%, 10/1/2050	10	11

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	30	34

Pool # BQ2894, 3.00%, 9/1/2050	15	16

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mortgage-Backed Securities — continued

Pool # BQ3996, 2.50%, 10/1/2050	16	17

Pool # BQ5243, 3.50%, 10/1/2050	5	5

Pool # CA7398, 3.50%, 10/1/2050	18	20

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	10	10

Pool # BL5457, 2.57%, 7/1/2029	10	11

Pool # BS0448, 1.27%, 12/1/2029 (b)	20	20

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AM8544, 3.08%, 4/1/2030	5	6

Pool # BL9045, 1.58%, 7/1/2030	15	15

Pool # BL9251, 1.45%, 10/1/2030 (c)	20	20

Pool # AN0068, 3.26%, 10/1/2030	5	5

Pool # BL9891, 1.37%, 12/1/2030 (b)	10	10

Pool # BL1187, 3.92%, 1/1/2031	5	6

Pool # BL1237, 4.15%, 1/1/2031	10	12

Pool # AN0550, 3.63%, 2/1/2031	14	16

Pool # BM3226, 3.44%, 10/1/2032 (b)	30	35

Pool # AN4430, 3.61%, 1/1/2037	9	10

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.00%, 1/25/2051 (c)	2,485	2,581

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	20	22

Pool # BR3929, 3.50%, 10/20/2050	10	11

Pool # BW1726, 3.50%, 10/20/2050	20	22

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	15	17

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	25	28

GNMA II, Single Family, 30 Year TBA, 2.00%, 1/15/2051 (c)	47	49

Total Mortgage-Backed Securities (Cost $3,088)		3,102

U.S. Treasury Obligations — 8.0%

U.S. Treasury Bonds

1.13%, 8/15/2040	137	130

1.38%, 11/15/2040	20	20

1.38%, 8/15/2050	40	37

1.63%, 11/15/2050	116	115

U.S. Treasury Notes

2.50%, 1/31/2021 (d)	616	617

0.13%, 9/30/2022	362	362

0.13%, 9/15/2023	318	318

0.25%, 8/31/2025	401	400

0.38%, 11/30/2025	120	120

0.50%, 8/31/2027	224	222

0.63%, 11/30/2027	45	45

0.63%, 8/15/2030	22	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	7

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

0.88%, 11/15/2030	20	20

Total U.S. Treasury Obligations (Cost $2,433)		2,427

Corporate Bonds — 7.6%

Aerospace & Defense — 0.3%

Boeing Co. (The)

2.70%, 2/1/2027	32	33

3.45%, 11/1/2028	3	3

Leidos, Inc. 2.30%, 2/15/2031 (e)	11	11

Lockheed Martin Corp. 2.80%, 6/15/2050	7	8

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	11	12

		75

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	15	19

Hyundai Capital America

1.15%, 11/10/2022 (e)	17	17

2.65%, 2/10/2025 (e)	5	5

2.38%, 10/15/2027 (e)	14	15

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (e)	22	22

		78

Banks — 0.8%

Bank of America Corp.

4.00%, 1/22/2025	21	24

(SOFR + 1.01%), 1.20%, 10/24/2026 (f)	11	11

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (f)	23	26

(SOFR + 1.93%), 2.68%, 6/19/2041 (f)	21	22

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (f)	11	12

Citigroup, Inc.

3.88%, 3/26/2025	34	38

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (f)	11	13

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (f)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	18

KeyCorp 2.25%, 4/6/2027	11	12

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	13

Wells Fargo & Co.

4.10%, 6/3/2026	11	12

(SOFR + 2.10%), 2.39%, 6/2/2028 (f)	11	12

(SOFR + 2.53%), 3.07%, 4/30/2041 (f)	21	23

		244

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	23	27

3.75%, 7/15/2042	14	16

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	11	12

PepsiCo, Inc. 1.40%, 2/25/2031	11	11

		66

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	3	3

3.20%, 11/21/2029	4	4

4.05%, 11/21/2039	32	39

Amgen, Inc. 3.15%, 2/21/2040	7	8

Gilead Sciences, Inc. 2.60%, 10/1/2040	11	11

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	7	7

		72

Building Products — 0.0% (g)

Masco Corp. 2.00%, 10/1/2030	7	7

Capital Markets — 0.4%

Charles Schwab Corp. (The)

0.90%, 3/11/2026	5	5

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (f) (h) (i)	5	5

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	46	53

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (f)	11	12

Morgan Stanley

3.95%, 4/23/2027	14	16

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (f)	12	16

		107

Chemicals — 0.1%

LYB International Finance III LLC

1.25%, 10/1/2025	11	11

3.38%, 5/1/2030	5	6

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (e)	11	11

3.47%, 12/1/2050 (e)	11	12

		40

Commercial Services & Supplies — 0.1%

Republic Services, Inc. 3.05%, 3/1/2050	13	14

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Construction Materials — 0.0% (g)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	7

Consumer Finance — 0.2%

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (e)	5	5

5.50%, 1/15/2026 (e)	14	16

Capital One Financial Corp. 3.80%, 1/31/2028	11	13

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (e)	5	5

4.50%, 3/15/2023 (e)	5	5

5.50%, 2/15/2024 (e)	5	6

		50

Diversified Financial Services — 0.1%

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	11	11

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	7	8

3.13%, 11/7/2049	5	5

		24

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.75%, 6/1/2031	21	22

3.50%, 6/1/2041	11	12

Verizon Communications, Inc.

3.15%, 3/22/2030	10	11

2.65%, 11/20/2040	5	5

3.85%, 11/1/2042	11	13

		63

Electric Utilities — 0.5%

Duke Energy Corp. 3.40%, 6/15/2029	11	13

Edison International 5.75%, 6/15/2027	6	7

Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	15

Evergy, Inc. 2.90%, 9/15/2029	11	12

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (e)	7	8

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (e)	7	7

NRG Energy, Inc.

2.00%, 12/2/2025 (e)	5	5

2.45%, 12/2/2027 (e)	24	25

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (f)	9	9

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

3.75%, 8/15/2042 (j)	4	4

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	12	16

Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	12

Union Electric Co. 2.63%, 3/15/2051	11	12

		146

Electrical Equipment — 0.1%

Eaton Corp. 4.15%, 11/2/2042	7	9

Emerson Electric Co. 2.75%, 10/15/2050	7	7

		16

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	7	8

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (e)	7	8

		16

Entertainment — 0.0% (g)

Walt Disney Co. (The) 3.50%, 5/13/2040	11	13

Equity Real Estate Investment Trusts (REITs) — 0.5%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	27	27

2.95%, 1/15/2051	11	11

Crown Castle International Corp. 3.10%, 11/15/2029	7	8

CubeSmart LP 2.00%, 2/15/2031	11	11

Digital Realty Trust LP 3.70%, 8/15/2027	7	8

Equinix, Inc. 1.55%, 3/15/2028	11	11

Federal Realty Investment Trust

1.25%, 2/15/2026	7	7

Healthcare Trust of America Holdings LP

3.75%, 7/1/2027	3	3

2.00%, 3/15/2031	7	7

Healthpeak Properties, Inc. 2.88%, 1/15/2031	7	8

Mid-America Apartments LP 3.60%, 6/1/2027	3	3

Realty Income Corp. 1.80%, 3/15/2033	5	5

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (e)	14	16

UDR, Inc.

2.10%, 8/1/2032	7	7

1.90%, 3/15/2033	5	5

WP Carey, Inc. 2.40%, 2/1/2031	11	12

		162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	9

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (e)	7	8

Kroger Co. (The) 3.95%, 1/15/2050	7	9

Sysco Corp. 2.40%, 2/15/2030	11	11

		28

Food Products — 0.2%

Conagra Brands, Inc. 1.38%, 11/1/2027	11	11

Mondelez International, Inc. 1.88%, 10/15/2032	11	11

Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	11	12

Tyson Foods, Inc. 3.55%, 6/2/2027	11	12

		46

Gas Utilities — 0.1%

Atmos Energy Corp. 1.50%, 1/15/2031	11	11

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	11	11

		22

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	12	16

Danaher Corp. 2.60%, 10/1/2050	8	8

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	7	8

		32

Health Care Providers & Services — 0.4%

Anthem, Inc. 2.25%, 5/15/2030	7	7

Banner Health 1.90%, 1/1/2031	4	4

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	5

CVS Health Corp.

1.88%, 2/28/2031	19	19

4.88%, 7/20/2035	5	7

2.70%, 8/21/2040	7	7

HCA, Inc. 5.25%, 6/15/2026	23	27

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	6

MultiCare Health System 2.80%, 8/15/2050	2	2

Quest Diagnostics, Inc. 2.80%, 6/30/2031	7	8

UnitedHealth Group, Inc. 2.75%, 5/15/2040	7	7

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	21

		120

Hotels, Restaurants & Leisure — 0.0% (g)

Starbucks Corp. 3.35%, 3/12/2050	7	8

Household Durables — 0.0% (g)

DR Horton, Inc. 1.40%, 10/15/2027	11	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Products — 0.0% (g)

Kimberly-Clark Corp. 3.70%, 6/1/2043	7	9

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (e)	15	15

Exelon Generation Co. LLC 3.25%, 6/1/2025	21	23

Southern Power Co. 5.15%, 9/15/2041	16	20

		58

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	22	25

Roper Technologies, Inc. 1.75%, 2/15/2031	7	7

		32

Insurance — 0.2%

American International Group, Inc. 4.38%, 6/30/2050	7	9

Athene Global Funding 2.75%, 6/25/2024(e)	7	8

Berkshire Hathaway Finance Corp. 1.45%, 10/15/2030	7	7

Brown & Brown, Inc. 2.38%, 3/15/2031	7	7

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (e)	7	8

New York Life Insurance Co. 3.75%, 5/15/2050 (e)	7	8

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (e)	7	8

		55

IT Services — 0.1%

International Business Machines Corp. 4.00%, 6/20/2042	12	15

Leisure Products — 0.0% (g)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

Machinery — 0.0% (g)

Otis Worldwide Corp. 3.11%, 2/15/2040	7	8

Media — 0.3%

Charter Communications Operating LLC 2.80%, 4/1/2031	21	22

Comcast Corp.

1.50%, 2/15/2031	21	21

3.25%, 11/1/2039	11	13

2.80%, 1/15/2051	11	11

Cox Communications, Inc. 1.80%, 10/1/2030 (e)	11	11

Discovery Communications LLC 3.63%, 5/15/2030	11	12

ViacomCBS, Inc. 4.38%, 3/15/2043	11	13

		103

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (e)	12	12

Steel Dynamics, Inc. 1.65%, 10/15/2027	5	5

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	6	7

		24

Multiline Retail — 0.0% (g)

Dollar General Corp. 4.13%, 4/3/2050	7	9

Multi-Utilities — 0.0% (g)

WEC Energy Group, Inc. 1.38%, 10/15/2027	11	11

Oil, Gas & Consumable Fuels — 0.7%

Boardwalk Pipelines LP 4.45%, 7/15/2027	5	6

BP Capital Markets America, Inc.

3.63%, 4/6/2030	7	8

2.77%, 11/10/2050	11	11

Chevron Corp. 2.98%, 5/11/2040	7	8

Cimarex Energy Co. 3.90%, 5/15/2027	5	5

Concho Resources, Inc. 3.75%, 10/1/2027	7	8

Diamondback Energy, Inc. 3.25%, 12/1/2026	9	10

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	7	8

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	11	12

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (e)	14	14

HollyFrontier Corp. 2.63%, 10/1/2023	7	7

Magellan Midstream Partners LP 3.95%, 3/1/2050	7	8

MPLX LP 2.65%, 8/15/2030	11	11

Noble Energy, Inc. 3.25%, 10/15/2029	5	6

ONEOK, Inc. 2.20%, 9/15/2025	3	3

Phillips 66 Partners LP 3.55%, 10/1/2026	7	8

Pioneer Natural Resources Co. 1.90%, 8/15/2030	7	7

Plains All American Pipeline LP 4.65%, 10/15/2025	11	12

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	7	8

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	11	12

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (e)	11	12

Total Capital International SA (France) 2.99%, 6/29/2041	7	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	7	8

		216

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 2.13%, 8/6/2050	7	6

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	2	2

4.13%, 6/15/2039	5	7

2.35%, 11/13/2040	9	9

Merck & Co., Inc. 2.35%, 6/24/2040	7	7

Royalty Pharma plc 3.30%, 9/2/2040 (e)	11	12

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	11	13

Viatris, Inc. 3.85%, 6/22/2040 (e)	11	12

		68

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	5	6

CSX Corp. 3.80%, 11/1/2046	5	6

Norfolk Southern Corp. 3.05%, 5/15/2050	5	5

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (e)	11	11

Union Pacific Corp. 3.55%, 8/15/2039	5	6

		34

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	23	27

Microchip Technology, Inc. 0.97%, 2/15/2024 (e)	10	10

		37

Software — 0.1%

Oracle Corp. 3.80%, 11/15/2037	17	21

VMware, Inc. 4.70%, 5/15/2030	11	13

		34

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	11	13

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	8

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

Tractor Supply Co. 1.75%, 11/1/2030	8	8

		37

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030 (e)	18	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	11

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	13	14

3.73%, 9/25/2040	6	6

		20

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	8

T-Mobile USA, Inc. 2.55%, 2/15/2031 (e)	17	18

3.00%, 2/15/2041 (e)	11	11

		37

Total Corporate Bonds (Cost $2,270)		2,303

Asset-Backed Securities — 0.5%

American Credit Acceptance Receivables Trust

Series 2020-4, Class C, 1.31%, 12/14/2026 (e)	15	15

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	15	16

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	15	16

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.61%, 11/9/2026	15	15

Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (e)	10	10

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 1.18%, 12/16/2024 (e)	10	10

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A4, 2.46%, 7/17/2023	4	4

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (e)	15	15

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	19	20

Series 2020-4, Class C, 1.01%, 1/15/2026	10	10

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (e)	10	10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (e)	10	10

Total Asset-Backed Securities (Cost $169)		171

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.2%

Seasoned Credit Risk Transfer Trust

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	21	23

Series 2020-3, Class TTW, 3.00%, 5/25/2060	28	30

Total Collateralized Mortgage Obligations (Cost $53)		53

Commercial Mortgage-Backed Securities — 0.1%

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	15	17

FREMF Mortgage Trust

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (e)	10	10

Total Commercial Mortgage-Backed Securities (Cost $27)		27

	SHARES (000)
Short-Term Investments — 11.4%

Investment Companies — 11.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $3,459)	3,459	3,459

Total Investments — 108.9% (Cost $31,203)		33,144
Liabilities in Excess of Other Assets — (8.9)%		(2,711)

NET ASSETS — 100.0%		30,433

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2020

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.

(g)	Amount rounds to less than 0.1% of net assets.
(h)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	7	03/2021	EUR	304	6
MSCI Emerging Markets E-Mini Index	17	03/2021	USD	1,095	30
Russell 2000 E-Mini Index	5	03/2021	USD	494	15
S&P 500 E-Mini Index	4	03/2021	USD	749	19
TOPIX Index	2	03/2021	JPY	350	7
U.S. Treasury 10 Year Note	20	03/2021	USD	2,761	2

					79

Short Contracts
Euro-Bund	(7)	03/2021	EUR	(1,519)	(8)
FTSE 100 Index	(7)	03/2021	GBP	(615)	8
Long Gilt	(5)	03/2021	GBP	(927)	(9)

					(9)

					70

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	13

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 42.8%

Fixed Income — 28.7%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	124	1,358

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	46	385

JPMorgan High Yield Fund Class R6 Shares (a)	178	1,267

JPMorgan Income Fund Class R6 Shares (a)	71	667

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	191	2,051

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	216	2,131

Total Fixed Income		7,859

U.S. Equity — 14.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	68	3,864

Total Investment Companies (Cost $10,833)		11,723

Exchange-Traded Funds — 27.0%

Alternative Assets — 1.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	6	443

Fixed Income — 8.5%

JPMorgan High Yield Research Enhanced ETF (a)	24	1,262

JPMorgan U.S. Aggregate Bond ETF (a)	39	1,084

Total Fixed Income		2,346

International Equity — 13.1%

iShares Core MSCI Emerging Markets ETF	15	950

JPMorgan BetaBuilders International Equity ETF (a)	48	2,637

Total International Equity		3,587

U.S. Equity — 3.8%

iShares Russell 2000 ETF	2	380

iShares Russell Mid-Cap ETF	9	650

Total U.S. Equity		1,030

Total Exchange-Traded Funds (Cost $6,498)		7,406

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 10.5%

FHLMC UMBS, 20 Year Pool # RB5085, 2.00%, 11/1/2040	5	5

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	20	21

Pool # QB4045, 2.50%, 10/1/2050	15	15

Pool # QB4484, 2.50%, 10/1/2050	7	8

Pool # QB4542, 2.50%, 10/1/2050	6	6

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	18	21

Pool # BQ2894, 3.00%, 9/1/2050	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mortgage-Backed Securities — continued

Pool # BQ3996, 2.50%, 10/1/2050	10	11

Pool # BQ5243, 3.50%, 10/1/2050	5	5

Pool # CA7398, 3.50%, 10/1/2050	14	15

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	5	5

Pool # BL5457, 2.57%, 7/1/2029	5	6

Pool # BS0448, 1.27%, 12/1/2029 (b)	20	20

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AM8544, 3.08%, 4/1/2030	5	5

Pool # BL9045, 1.58%, 7/1/2030	10	10

Pool # BL9251, 1.45%, 10/1/2030 (c)	15	15

Pool # AN0068, 3.26%, 10/1/2030	5	5

Pool # BL9891, 1.37%, 12/1/2030 (b)	10	10

Pool # BL1187, 3.92%, 1/1/2031	5	6

Pool # BL1237, 4.15%, 1/1/2031	10	12

Pool # AN0550, 3.63%, 2/1/2031	9	11

Pool # BM3226, 3.44%, 10/1/2032 (b)	30	35

Pool # AN4430, 3.61%, 1/1/2037	4	5

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.00%, 1/25/2051 (c)	2,414	2,508

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	10	11

Pool # BR3929, 3.50%, 10/20/2050	10	11

Pool # BW1726, 3.50%, 10/20/2050	20	22

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	10	11

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	20	22

GNMA II, Single Family, 30 Year TBA, 2.00%, 1/15/2051 (c)	12	12

Total Mortgage-Backed Securities (Cost $2,867)		2,880

Corporate Bonds — 7.9%

Aerospace & Defense — 0.3%

Boeing Co. (The)

2.70%, 2/1/2027	29	30

3.45%, 11/1/2028	2	2

Leidos, Inc. 2.30%, 2/15/2031 (d)	15	15

Lockheed Martin Corp. 2.80%, 6/15/2050	7	8

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	9	10

		73

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	13	17

Hyundai Capital America

1.15%, 11/10/2022 (d)	15	15

2.65%, 2/10/2025 (d)	4	4

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Automobiles — continued

2.38%, 10/15/2027 (d)	13	14

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	20	20

		70

Banks — 0.8%

Bank of America Corp.

4.00%, 1/22/2025	33	37

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	16	18

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	15	16

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	16	18

Citigroup, Inc.

3.88%, 3/26/2025	29	33

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	10	15

KeyCorp 2.25%, 4/6/2027	15	16

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	17	20

Wells Fargo & Co.

4.10%, 6/3/2026	14	16

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	16	17

		214

Beverages — 0.3%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	17	20

3.75%, 7/15/2042	25	28

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	10	11

PepsiCo, Inc. 1.40%, 2/25/2031	15	15

		74

Biotechnology — 0.3%

AbbVie, Inc.

2.95%, 11/21/2026	2	2

3.20%, 11/21/2029	5	6

4.05%, 11/21/2039	29	35

Amgen, Inc. 3.15%, 2/21/2040	7	7

Gilead Sciences, Inc. 2.60%, 10/1/2040	15	15

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	6	6

		71

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	6	6

Capital Markets — 0.4%

Charles Schwab Corp. (The)

0.90%, 3/11/2026	5	5

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	5	5

Goldman Sachs Group, Inc. (The) 4.25%, 10/21/2025	47	54

Morgan Stanley

3.95%, 4/23/2027	16	19

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	18	23

		106

Chemicals — 0.1%

LYB International Finance III LLC

1.25%, 10/1/2025	15	15

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (d)	9	9

3.47%, 12/1/2050 (d)	16	18

		42

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 3.05%, 3/1/2050	6	7

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	6	6

Consumer Finance — 0.2%

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2026 (d)	16	18

4.25%, 4/15/2026 (d)	5	5

Capital One Financial Corp. 3.80%, 1/31/2028	10	12

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	5	5

4.50%, 3/15/2023 (d)	5	5

5.50%, 2/15/2024 (d)	5	6

		51

Diversified Financial Services — 0.1%

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	15	15

Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	9	9

		24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	15

JPMorgan SmartSpendingSM 2020 Fund Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.75%, 6/1/2031	19	20

3.50%, 6/1/2041	9	10

Verizon Communications, Inc. 3.15%, 3/22/2030	16	18

2.65%, 11/20/2040	6	6

3.85%, 11/1/2042	10	12

		66

Electric Utilities — 0.6%

Duke Energy Corp. 3.40%, 6/15/2029	17	19

Edison International 5.75%, 6/15/2027	4	5

Emera US Finance LP (Canada) 4.75%, 6/15/2046	18	23

Evergy, Inc. 2.90%, 9/15/2029	16	17

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	7	8

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	6	6

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	5	5

2.45%, 12/2/2027 (d)	33	35

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (e)	7	7

3.75%, 8/15/2042 (i)	5	5

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	19	25

Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	12

		168

Electrical Equipment — 0.1%

Eaton Corp. 4.15%, 11/2/2042	7	9

Emerson Electric Co. 2.75%, 10/15/2050	6	6

		15

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	7	8

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	7	8

		16

Entertainment — 0.0% (f)

Walt Disney Co. (The) 3.50%, 5/13/2040	10	12

Equity Real Estate Investment Trusts (REITs) — 0.5%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	26	26

2.95%, 1/15/2051	15	15

Crown Castle International Corp. 3.10%, 11/15/2029	7	8

CubeSmart LP 2.00%, 2/15/2031	9	9

Equinix, Inc. 1.55%, 3/15/2028	9	9

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	6	6

Healthpeak Properties, Inc. 2.88%, 1/15/2031	6	6

Mid-America Apartments LP 3.60%, 6/1/2027	2	2

Realty Income Corp. 1.80%, 3/15/2033	5	5

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	15	17

UDR, Inc.

2.10%, 8/1/2032	6	6

1.90%, 3/15/2033	5	5

WP Carey, Inc. 2.40%, 2/1/2031	15	16

		143

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (d)	6	7

Sysco Corp. 2.40%, 2/15/2030	13	13

		20

Food Products — 0.2%

Conagra Brands, Inc. 1.38%, 11/1/2027	15	15

Mondelez International, Inc. 1.88%, 10/15/2032	15	15

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	13	14

Tyson Foods, Inc. 3.55%, 6/2/2027	10	11

		55

Gas Utilities — 0.1%

Atmos Energy Corp. 1.50%, 1/15/2031	15	15

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	15	15

		30

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	19	25

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	7	8

		33

Health Care Providers & Services — 0.4%

Anthem, Inc. 2.25%, 5/15/2030	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

CVS Health Corp.

1.88%, 2/28/2031	17	17

4.88%, 7/20/2035	5	7

2.70%, 8/21/2040	14	14

HCA, Inc. 5.25%, 6/15/2026	17	20

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	6

Quest Diagnostics, Inc. 2.80%, 6/30/2031	7	8

UnitedHealth Group, Inc. 2.75%, 5/15/2040	6	6

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	21

		105

Household Durables — 0.0% (f)

DR Horton, Inc. 1.40%, 10/15/2027	9	9

Independent Power and Renewable Electricity Producers — 0.3%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	8	8

Exelon Generation Co. LLC 3.25%, 6/1/2025	32	35

Southern Power Co. 5.15%, 9/15/2041	29	36

		79

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	18	20

Roper Technologies, Inc. 1.75%, 2/15/2031	6	6

		26

Insurance — 0.2%

American International Group, Inc. 4.38%, 6/30/2050	8	11

Athene Global Funding 2.75%, 6/25/2024 (d)	6	6

Berkshire Hathaway Finance Corp. 1.45%, 10/15/2030	6	6

Brown & Brown, Inc. 2.38%, 3/15/2031	6	6

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	7	8

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	7	8

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	6	7

		52

IT Services — 0.0% (f)

International Business Machines Corp. 4.00%, 6/20/2042	11	14

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	7	8

Media — 0.4%

Charter Communications Operating LLC 2.80%, 4/1/2031	19	20

Comcast Corp.

1.50%, 2/15/2031	18	18

3.25%, 11/1/2039	16	18

2.80%, 1/15/2051	9	9

Cox Communications, Inc. 1.80%, 10/1/2030 (d)	15	15

Discovery Communications LLC 3.63%, 5/15/2030	10	12

ViacomCBS, Inc. 4.38%, 3/15/2043	10	12

		104

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	8	8

Steel Dynamics, Inc. 1.65%, 10/15/2027	6	6

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	5

		19

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	7	9

Multi-Utilities — 0.1%

WEC Energy Group, Inc. 1.38%, 10/15/2027	15	15

Oil, Gas & Consumable Fuels — 0.6%

BP Capital Markets America, Inc. 2.77%, 11/10/2050	15	15

Chevron Corp. 2.98%, 5/11/2040	7	8

Cimarex Energy Co. 3.90%, 5/15/2027	5	5

Concho Resources, Inc. 3.75%, 10/1/2027	7	8

Diamondback Energy, Inc. 3.25%, 12/1/2026	8	8

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	6	7

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	9	10

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	15	15

HollyFrontier Corp. 2.63%, 10/1/2023	6	6

MPLX LP 2.65%, 8/15/2030	15	16

Noble Energy, Inc. 3.25%, 10/15/2029	5	6

ONEOK, Inc. 2.20%, 9/15/2025	2	2

Pioneer Natural Resources Co. 1.90%, 8/15/2030	6	6

Plains All American Pipeline LP 4.65%, 10/15/2025	9	10

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	17

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	9	10

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	15	16

Total Capital International SA (France) 2.99%, 6/29/2041	6	7

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	7	8

		179

Pharmaceuticals — 0.3%

AstraZeneca plc (United Kingdom) 2.13%, 8/6/2050	6	6

Bristol-Myers Squibb Co.	2	2

3.40%, 7/26/2029

4.13%, 6/15/2039	5	7

Merck & Co., Inc. 2.35%, 6/24/2040	6	6

Royalty Pharma plc 3.30%, 9/2/2040 (d)	15	16

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	17	19

Viatris, Inc. 3.85%, 6/22/2040 (d)	16	18

		74

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	21	24

Microchip Technology, Inc. 0.97%, 2/15/2024 (d)	5	5

		29

Software — 0.1%

Oracle Corp. 3.80%, 11/15/2037	17	21

VMware, Inc. 4.70%, 5/15/2030	10	12

		33

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	9	10

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	9

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

		27

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030(d)	15	19

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	12	13

3.73%, 9/25/2040	4	4

		17

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued

T-Mobile USA, Inc.

2.55%, 2/15/2031 (d)	15	16

3.00%, 2/15/2041 (d)	9	9

		33

Total Corporate Bonds (Cost $2,133)		2,159

U.S. Treasury Obligations — 6.0%

U.S. Treasury Bonds 1.13%, 8/15/2040	58	55

1.38%, 11/15/2040	25	25

1.38%, 8/15/2050	22	20

1.63%, 11/15/2050	149	148

U.S. Treasury Notes

2.50%, 1/31/2021 (j)	230	231

0.13%, 9/30/2022	231	231

0.13%, 9/15/2023	287	287

0.25%, 8/31/2025	228	227

0.38%, 11/30/2025	190	190

0.50%, 8/31/2027	102	101

0.63%, 11/30/2027	125	125

0.63%, 8/15/2030	7	7

Total U.S. Treasury Obligations (Cost $1,650)		1,647

Asset-Backed Securities — 0.5%

American Credit Acceptance Receivables Trust

Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	10	10

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	10	11

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	10	11

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust

Series 2020-P1, Class C, 1.61%, 11/9/2026	10	10

Flagship Credit Auto Trust

Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	10	10

GLS Auto Receivables Issuer Trust

Series 2020-4A, Class B, 1.18%, 12/16/2024(d)	10	10

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A4, 2.46%, 7/17/2023	2	2

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Nissan Auto Receivables Owner Trust

Series 2019-B, Class A3, 2.50%, 11/15/2023	1	1

Prestige Auto Receivables Trust

Series 2020-1A, Class C, 1.31%, 11/16/2026(d)	10	10

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	11	11

Series 2020-4, Class C, 1.01%, 1/15/2026	5	5

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	10	10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	10	10

Total Asset-Backed Securities (Cost $130)		131

Collateralized Mortgage Obligations — 0.1%

Seasoned Credit Risk Transfer Trust

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	15	16

Series 2020-3, Class TTW, 3.00%, 5/25/2060	19	20

Total Collateralized Mortgage Obligations (Cost $36)		36

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage-Backed Securities — 0.0% (f)

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030 (Cost $11)	10	11

	SHARES (000)
Short-Term Investments — 13.9%

Investment Companies — 13.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $3,801)	3,801	3,801

Total Investments — 108.7% (Cost $27,959)		29,794
Liabilities in Excess of Other Assets — (8.7)%		(2,387)

NET ASSETS — 100.0%		27,407

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.

(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	19

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	2	03/2021	EUR	87	2

MSCI Emerging Markets E-Mini Index	3	03/2021	USD	193	5

Russell 2000 E-Mini Index	1	03/2021	USD	99	3

S&P 500 E-Mini Index	1	03/2021	USD	187	4

U.S. Treasury 10 Year Note	14	03/2021	USD	1,932	1

					15

Short Contracts

Euro-Bund	(3)	03/2021	EUR	(651)	(3)

					12

Abbreviations

EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$10,145		$8,844
Investments in affiliates, at value	22,999		20,950
Cash	—	(a)	—	(a)
Deferred offering costs (See Note 2.F.)	—		68
Receivables:
Investment securities sold	293		167
Investment securities sold — delayed delivery securities	93		72
Interest from non-affiliates	25		19
Dividends from affiliates	13		9
Variation margin on futures contracts	25		140
Due from adviser	25		27

Total Assets	33,618		30,296

LIABILITIES:
Payables:
Investment securities purchased	218		133
Investment securities purchased — delayed delivery securities	2,760		2,625
Fund shares redeemed	138		110
Accrued liabilities:
Distribution fees	—	(a)	—	(a)
Service fees	6		6
Custodian and accounting fees	3		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	60		10

Total Liabilities	3,185		2,889

Net Assets	$30,433		$27,407

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	21

	JPMorgan SmartSpendingSM 2015 Fund	JPMorgan SmartSpendingSM 2020 Fund
NET ASSETS:
Paid-in-Capital	$28,521	$25,249
Total distributable earnings (loss)	1,912	2,158

Total Net Assets	$30,433	$27,407

Net Assets:
Class A	$26	$22
Class I	30,282	27,275
Class R2	25	22
Class R3	25	22
Class R4	25	22
Class R5	25	22
Class R6	25	22

Total	$30,433	$27,407

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2	1
Class I	1,897	1,674
Class R2	1	1
Class R3	1	1
Class R4	1	1
Class R5	2	2
Class R6	2	2

Net Asset Value (a):
Class A — Redemption price per share	$15.96	$16.29
Class I — Offering and redemption price per share	15.96	16.30
Class R2 — Offering and redemption price per share	15.95	16.29
Class R3 — Offering and redemption price per share	15.95	16.29
Class R4 — Offering and redemption price per share	15.96	16.30
Class R5 — Offering and redemption price per share	15.96	16.30
Class R6 — Offering and redemption price per share	15.97	16.30
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.71	$17.06

Cost of investments in non-affiliates	$9,687	$8,356
Cost of investments in affiliates	21,516	19,603

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2020

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$14		$9
Dividend income from non-affiliates	20		18
Dividend income from affiliates	287		249

Total investment income	321		276

EXPENSES:
Investment advisory fees	32		28
Administration fees	11		10
Distribution fees:
Class A	—	(b)	—	(b)
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Service fees:
Class A	—	(b)	—	(b)
Class I	37		33
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Class R4	—	(b)	—	(b)
Class R5	—	(b)	—	(b)
Custodian and accounting fees	14		13
Professional fees	18		18
Trustees’ and Chief Compliance Officer’s fees	13		11
Printing and mailing costs	4		11
Registration and filing fees	55		1
Transfer agency fees (See Note 2.H.)	—	(b)	1
Offering costs (See Note 2.F.)	—		67
Other	12		4

Total expenses	196		197

Less fees waived	(48)		(40)
Less expense reimbursements	(107)		(118)

Net expenses	41		39

Net investment income (loss)	280		237

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	90		35
Investments in affiliates	660		202
Futures contracts	173		156
Foreign currency transactions	4		1

Net realized gain (loss)	927		394

Distributions of capital gains received from investment company affiliates	36		29

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	541		488
Investments in affiliates	1,032		1,347
Futures contracts	78		12
Foreign currency translations	1		9

Change in net unrealized appreciation/depreciation	1,652		1,856

Net realized/unrealized gains (losses)	2,615		2,279

Change in net assets resulting from operations	$2,895		$2,516

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Period Ended December 31, 2020 (Unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$280	$735	$237
Net realized gain (loss)	927	(463)	394
Distributions of capital gains received from investment company affiliates	36	120	29
Change in net unrealized appreciation/depreciation	1,652	(979)	1,856

Change in net assets resulting from operations	2,895	(587)	2,516

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	— (b)	(1)	—	(b)
Class I	(598)	(1,812)	(357)
Class R2	— (b)	(1)	—	(b)
Class R3	— (b)	(1)	—	(b)
Class R4	— (b)	(1)	—	(b)
Class R5	(1)	(2)	—	(b)
Class R6	(1)	(2)	(1)

Total distributions to shareholders	(600)	(1,820)	(358)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(221)	217	25,249

NET ASSETS:
Change in net assets	2,074	(2,190)	27,407
Beginning of period	28,359	30,549	—

End of period	$30,433	$28,359	$27,407

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2020

	JPMorgan SmartSpendingSM 2015 Fund			JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020	Period Ended December 31, 2020 (Unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$1	$20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class A capital transactions	—	(b)	2	20

Class I
Proceeds from shares issued	—	(b)	7	24,880
Distributions reinvested	598		1,812	357
Cost of shares redeemed	(821)		(1,611)	(110)

Change in net assets resulting from Class I capital transactions	(223)		208	25,127

Class R2
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R2 capital transactions	—	(b)	1	20

Class R3
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R3 capital transactions	—	(b)	1	20

Class R4
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R4 capital transactions	—	(b)	1	20

Class R5
Proceeds from shares issued	—		—	21
Distributions reinvested	1		2	—	(b)

Change in net assets resulting from Class R5 capital transactions	1		2	21

Class R6
Proceeds from shares issued	—		—	20
Distributions reinvested	1		2	1

Change in net assets resulting from Class R6 capital transactions	1		2	21

Total change in net assets resulting from capital transactions	$(221)		$217	$25,249

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund				JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020		Period Ended December 31, 2020 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A
Issued	—		—	(b)	1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class A Shares	—	(b)	—	(b)	1

Class I
Issued	—	(b)	1		1,659
Reinvested	37		115		22
Redeemed	(53)		(105)		(7)

Change in Class I Shares	(16)		11		1,674

Class R2
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R2 Shares	—	(b)	—	(b)	1

Class R3
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R3 Shares	—	(b)	—	(b)	1

Class R4
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R4 Shares	—	(b)	—	(b)	1

Class R5
Issued	—		—		2
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	—	(b)	—	(b)	2

Class R6
Issued	—		—		2
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R6 Shares	—	(b)	—	(b)	2

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2015 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$14.73	$0.13	$1.38	$1.51	$(0.28)	$—	$(0.28)
Year Ended June 30, 2020	15.97	0.34	(0.66)	(0.32)	(0.42)	(0.50)	(0.92)
Year Ended June 30, 2019	15.86	0.39	0.42	0.81	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2018	15.66	0.35	0.26	0.61	(0.24)	(0.17)	(0.41)
December 30, 2016 (h) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)

Class I
Six Months Ended December 31, 2020 (Unaudited)	14.75	0.15	1.38	1.53	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	14.70	0.10	1.39	1.49	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	14.72	0.12	1.38	1.50	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	14.75	0.14	1.38	1.52	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	14.76	0.16	1.37	1.53	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	14.77	0.16	1.39	1.55	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$15.96	10.27%	$26	0.52%		1.68%		1.63%		57%
14.73	(2.29)	24	0.48		2.21		1.83		125
15.97	5.45	23	0.43		2.51		1.71		50
15.86	3.90	22	0.43	(g)	2.21	(g)	1.70	(g)	30
15.66	5.23	21	0.45	(g)	1.85	(g)	3.76	(g)	8

15.96	10.37	30,282	0.27		1.89		1.32		57
14.75	(2.06)	28,222	0.22		2.46		1.41		125
15.99	5.75	30,411	0.19		2.79		1.44		50
15.87	4.12	30,323	0.19	(g)	2.46	(g)	1.36	(g)	30
15.66	5.36	30,795	0.19	(g)	2.09	(g)	1.26	(g)	8

15.95	10.11	25	0.80		1.35		1.94		57
14.70	(2.68)	22	0.85		1.83		2.08		125
15.94	5.05	23	0.85		2.13		1.97		50
15.83	3.46	21	0.85	(g)	1.80	(g)	2.00	(g)	30
15.66	5.02	21	0.84	(g)	1.44	(g)	4.09	(g)	8

15.95	10.22	25	0.56		1.60		2.60		57
14.72	(2.45)	22	0.60		2.08		4.58		125
15.96	5.29	23	0.60		2.38		1.72		50
15.85	3.74	22	0.60	(g)	2.05	(g)	1.75	(g)	30
15.66	5.15	21	0.59	(g)	1.69	(g)	3.82	(g)	8

15.96	10.32	25	0.31		1.85		1.90		57
14.75	(2.14)	23	0.35		2.33		3.05		125
15.98	5.60	23	0.35		2.63		1.47		50
15.86	3.96	22	0.35	(g)	2.30	(g)	1.50	(g)	30
15.66	5.27	21	0.35	(g)	1.94	(g)	3.57	(g)	8

15.96	10.39	25	0.16		2.00		2.50		57
14.76	(2.00)	23	0.20		2.48		5.06		125
15.99	5.74	23	0.20		2.78		1.32		50
15.87	4.11	22	0.21	(g)	2.44	(g)	1.36	(g)	30
15.66	5.35	21	0.20	(g)	2.09	(g)	3.43	(g)	8

15.97	10.49	25	0.06		2.10		1.14		57
14.77	(1.91)	23	0.10		2.58		1.21		125
16.00	5.84	23	0.10		2.88		1.23		50
15.88	4.24	22	0.10	(g)	2.55	(g)	1.25	(g)	30
15.66	5.40	21	0.10	(g)	2.19	(g)	3.33	(g)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2020 Fund
Class A
July 1, 2020 (h) through December 31, 2020 (Unaudited)	$15.00	$0.12	$1.36	$1.48	$(0.13)	$(0.06)	$(0.19)

Class I
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.14	1.37	1.51	(0.15)	(0.06)	(0.21)

Class R2
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.10	1.36	1.46	(0.11)	(0.06)	(0.17)

Class R3
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.12	1.36	1.48	(0.13)	(0.06)	(0.19)

Class R4
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.14	1.37	1.51	(0.15)	(0.06)	(0.21)

Class R5
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.15	1.37	1.52	(0.16)	(0.06)	(0.22)

Class R6
July 1, 2020 (h) through December 31, 2020 (Unaudited)	15.00	0.16	1.37	1.53	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (d)

$16.29	9.90%	$22	0.57%	1.58%	1.87%	47%

16.30	10.10	27,275	0.30	1.79	1.25	47

16.29	9.77	22	0.80	1.29	2.10	47

16.29	9.90	22	0.55	1.54	1.85	47

16.30	10.10	22	0.30	1.79	1.60	47

16.30	10.18	22	0.15	1.93	1.46	47

16.30	10.23	22	0.05	2.04	1.35	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015 , as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartSpendingSM 2015 Fund	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartSpendingSM 2020 Fund(1)	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	JPMorgan SmartSpendingSM 2020 Fund commenced operations on July 1, 2020.

The investment objective of JPMorgan SmartSpendingSM 2015 Fund (“SmartSpendingSM 2015 Fund”) and JPMorgan SmartSpendingSM 2020 Fund (“SmartSpendingSM 2020 Fund”) is to seek to provide total return consisting of current income and some capital appreciation.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2020

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

SmartSpendingSM 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$171	$—	$171
Collateralized Mortgage Obligations	—	30	23	53
Commercial Mortgage-Backed Securities	—	27	—	27
Corporate Bonds	—	2,303	—	2,303
Exchange-Traded Funds	8,794	—	—	8,794
Investment Companies	12,808	—	—	12,808
Mortgage-Backed Securities	—	3,102	—	3,102
U.S. Treasury Obligations	—	2,427	—	2,427
Short-Term Investments
Investment Companies	3,459	—	—	3,459

Total Investments in Securities	$25,061	$8,060	$23	$33,144

Appreciation in Other Financial Instruments
Futures Contracts	$87	$—	$—	$87

Depreciation in Other Financial Instruments
Futures Contracts	$(17)	$—	$—	$(17)

SmartSpendingSM 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$131	$—	$131
Collateralized Mortgage Obligations	—	20	16	36
Commercial Mortgage-Backed Securities	—	11	—	11
Corporate Bonds	—	2,159	—	2,159
Exchange-Traded Funds	7,406	—	—	7,406
Investment Companies	11,723	—	—	11,723
Mortgage-Backed Securities	—	2,880	—	2,880

DECEMBER 31, 2020	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$1,647	$—	$1,647
Short-Term Investments
Investment Companies	3,801	—	—	3,801

Total Investments in Securities	$22,930	$6,848	$16	$29,794

Appreciation in Other Financial Instruments
Futures Contracts	$15	$—	$—	$15

Depreciation in Other Financial Instruments
Futures Contracts	$(3)	$—	$—	$(3)

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

SmartSpendingSM 2015 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$2,774	$119		$488	$52	$482	$2,939	53	$28		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	317	44		86	(10)	39	304	4	6		—
JPMorgan Core Bond Fund Class R6 Shares (a)	3,410	17		3,446	188	(169)	—	—	17		—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,462	42		—	—	32	1,536	141	19		24
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	122	286		—	—	24	432	52	5		—
JPMorgan Equity Index Fund Class R6 Shares (a)	4,280	221		1,830	268	492	3,431	60	40		—
JPMorgan High Yield Fund Class R6 Shares (a)	885	1,996		1,500	29	103	1,513	212	45		—
JPMorgan High Yield Research Enhanced ETF (a)	—	1,501		—	—	9	1,510	29	5		1
JPMorgan Income Fund Class R6 Shares (a)	1,121	28		—	—	48	1,197	127	28		1
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,110	159		44	1	69	2,295	213	25		—
JPMorgan Managed Income Fund Class L Shares (a)	20	—	(b)	—	—	— (b)	20	2	—	(b)	—	(b)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,962	89		716	16	33	2,384	242	29		4
JPMorgan U.S. Aggregate Bond ETF (a)	5,396	316		3,719	116	(130)	1,979	71	40		6
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	899	9,916		7,356	—	—	3,459	3,459	—	(b)	—

Total	$25,758	$14,734		$19,185	$660	$1,032	$22,999		$287		$36

34	J.P. MORGAN FUNDS	DECEMBER 31, 2020

SmartSpendingSM 2020 Fund

For the period ended December 31, 2020
Security Description	Value at July 1, 2020 (d)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$2,453	$269	$28	$425	$2,637	48	$25	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	—	453	40	2	28	443	6	8	—
JPMorgan Core Bond Fund Class R6 Shares (a)	—	2,010	2,021	11	—	—	—	10	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	1,335	—	—	23	1,358	124	16	20
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	—	357	—	—	28	385	46	6	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	3,793	645	78	638	3,864	68	38	—
JPMorgan High Yield Fund Class R6 Shares (a)	—	2,369	1,255	73	80	1,267	178	49	—
JPMorgan High Yield Research Enhanced ETF (a)	—	1,254	—	—	8	1,262	24	5	1
JPMorgan Income Fund Class R6 Shares (a)	—	641	—	—	26	667	71	15	1
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	1,988	—	—	63	2,051	191	22	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	2,741	651	9	32	2,131	216	26	4
JPMorgan U.S. Aggregate Bond ETF (a)	—	5,075	3,988	1	(4)	1,084	39	28	3
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	—	17,316	13,515	—	—	3,801	3,801	1	—

Total	$—	$41,785	$22,384	$202	$1,347	$20,950		$249	$29

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2020.
(d)	Commencement of operations was July 1, 2020.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

D. Futures Contracts — The Funds used index and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$1,787	$842	(a)
Average Notional Balance Short	1,269	228	(b)
Ending Notional Balance Long	2,992	566
Ending Notional Balance Short	615	—

Futures Contracts — Interest Rate:
Average Notional Balance Long	4,439	2,106	(a)
Average Notional Balance Short	1,994	627	(a)
Ending Notional Balance Long	2,761	1,932
Ending Notional Balance Short	2,446	651

(a)	For the period July 1, 2020 through December 31, 2020.
(b)	For the period July 1, 2020 through October 31, 2020.

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

SmartSpendingSM 2015 Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$85
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2

Total		$87

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(17)

36	J.P. MORGAN FUNDS	DECEMBER 31, 2020

SmartSpendingSM 2020 Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$14
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1

Total		$15

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

SmartSpendingSM 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$195
Interest rate contracts	(22)

Total	$173

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$100
Interest rate contracts	(22)

Total	$78

SmartSpendingSM 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$172
Interest rate contracts	(16)

Total	$156

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$14
Interest rate contracts	(2)

Total	$12

The Funds’ derivatives contracts held at December 31, 2020 are not accounted for as hedging instruments under GAAP.

F. Offering and Organization Costs — Total offering costs of approximately $135,000 incurred in connection with the offering of shares of SmartSpendingSM 2020 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the SmartSpendingSM 2020 Fund commenced operations. For the six months ended December 31, 2020, total offering costs amortized were approximately $67,000.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A		Class I		Class R2		Class R3		Class R4		Class R5		Class R6		Total
SmartSpendingSM 2015 Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)
SmartSpendingSM 2020 Fund
Transfer agency fees	—	(a)	1		—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	1

(a)	Amount rounds to less than one thousand.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

K. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets. Prior to November 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan

38	J.P. MORGAN FUNDS	DECEMBER 31, 2020

provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class R2	Class R3
SmartSpendingSM 2015 Fund	0.25%	0.50%	0.25%
SmartSpendingSM 2020 Fund	0.25	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class I		Class R2		Class R3		Class R4		Class R5		Class R6
SmartSpendingSM 2015 Fund	0.69	%(1)	0.44	%(1)	0.94	%(1)	0.69	%(1)	0.44	%(1)	0.29	%(1)	0.19	%(1)
SmartSpendingSM 2020 Fund	0.69	(2)	0.44	(2)	0.94	(2)	0.69	(2)	0.44	(2)	0.29	(2)	0.19	(2)

(1)

Prior to November 1, 2020, the contractual expense limitations for Class A, Class I, Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of the SmartSpendingSM 2015 Fund were 0.74%, 0.49%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29%, respectively.

(2)

Prior to November 1, 2020, the contractual expense limitations for Class A, Class I, Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of the SmartSpendingSM 2020 Fund were 0.79%, 0.54%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29%, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Fund’s service fees.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
SmartSpendingSM 2015 Fund	$32	$11	$5	$48	$107
SmartSpendingSM 2020 Fund	29	10	1	40	118

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

SmartSpendingSM 2020 Fund	$—(a)

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartSpendingSM 2015 Fund	$13,246	$15,152	$2,631	$810
SmartSpendingSM 2020 Fund	32,798	10,802	2,247	824

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartSpendingSM 2015 Fund	$31,203	$2,046	$35	$2,011
SmartSpendingSM 2020 Fund	27,959	1,861	14	1,847

As of June 30, 2020, the SmartSpendingSM 2015 Fund did not have any net capital loss carryforwards.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2020

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the SmartSpendingSM 2015 Fund’s next taxable year. For the year ended June 30, 2020 the SmartSpendingSM 2015 Fund deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

Net Capital Losses (Gains)
Short-Term	Long-Term
$944	$(57)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, all of the Funds’ shares were held by the Adviser.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as

DECEMBER 31, 2020	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2015 Fund
Class A
Actual*	$1,000.00	$1,102.70	$2.76	0.52%
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Class I
Actual*	1,000.00	1,103.70	1.43	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Class R2
Actual*	1,000.00	1,101.10	4.24	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R3
Actual*	1,000.00	1,102.20	2.97	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R4
Actual*	1,000.00	1,103.20	1.64	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Class R5
Actual*	1,000.00	1,103.90	0.85	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Class R6
Actual*	1,000.00	1,104.90	0.32	0.06
Hypothetical*	1,000.00	1,024.90	0.31	0.06

DECEMBER 31, 2020	J.P. MORGAN FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio

JPMorgan SmartSpending 2020SM Fund
Class A
Actual**	$1,000.00	$1,099.00	$3.00	0.57%
Hypothetical*	1,000.00	1,022.33	2.91	0.57
Class I
Actual**	1,000.00	1,101.00	1.58	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R2
Actual**	1,000.00	1,097.70	4.21	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R3
Actual**	1,000.00	1,099.00	2.89	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Class R4
Actual**	1,000.00	1,101.00	1.58	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R5
Actual**	1,000.00	1,101.80	0.79	0.15
Hypothetical*	1,000.00	1,024.45	0.77	0.15
Class R6
Actual**	1,000.00	1,102.30	0.26	0.05
Hypothetical*	1,000.00	1,024.95	0.26	0.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the actual period). Commencement of operations was July 1, 2020.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(JPMorgan SmartSpending 2015SM Fund)

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund and/or Underlying Funds, as well as a risk/return assessment of certain Funds, as compared to the Fund’s and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the

DECEMBER 31, 2020	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees

46	J.P. MORGAN FUNDS	DECEMBER 31, 2020

concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The

Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the Fund’s performance for both Class A and Class I shares was in the fifth and fourth quintiles for the one- and three-year periods ended December 31, 2019, respectively. The Trustees noted that based upon the Universe, the Fund’s performance for Class R6 shares was in the fourth and third quintiles for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

DECEMBER 31, 2020	J.P. MORGAN FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the Fund’s net advisory fee for Class A, Class I and Class R6 shares was in the first quintile and that the actual total expenses for Class A, Class I and Class R6 shares were in the second quintile. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective March 1, 2020 and November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(JPMorgan SmartSpending 2020SM Fund)

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their May 2020 meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreement or “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial advisory agreement (the “New Advisory Agreement”) for the Fund. In accordance with SEC guidance, due to the COVID-19 pandemic, the meeting was conducted through video conference.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory

Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s ability to continuing to provide services to the Fund and its shareholders throughout this period. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administration services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	49

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate and net expense ratio after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-SS-1220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 5, 2021